UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Valero Energy Corporation

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Notice of 2020 Annual Meeting of Stockholders

  The 2020 annual meeting of stockholders of Valero Energy Corporation is scheduled to be held as follows:

MEETING DATE & TIME:	MEETING PLACE:	RECORD DATE:
Thursday, April 30, 2020 10 a.m., Central Time	Valero Energy Corporation One Valero Way San Antonio, Texas 78249	March 4, 2020

  The purpose of the annual meeting is to consider and vote on the following:

Voting Matters	Board Recommendation	Proxy Statement Disclosure
1. Elect directors;	FOR each director nominee	p. 13
2. Ratify KPMG LLP as independent auditor;	FOR	p. 69
3. Advisory vote to approve 2019 executive compensation;	FOR	p. 72
4. Approve the 2020 Omnibus Stock Incentive Plan; and	FOR	p. 73
5. Other matters, if any, properly brought before the meeting.

Valero Energy Corporation One Valero Way San Antonio, Texas 78249 March 19, 2020	By order of the Board of Directors, J. Stephen Gilbert Secretary

   2020 ANNUAL MEETING OF STOCKHOLDERS

Our Board is soliciting proxies to be voted at the Annual Meeting of Stockholders on April 30, 2020 (the “Annual Meeting”). The accompanying notice describes the time, place, and purposes of the Annual Meeting. Action may be taken at the Annual Meeting or on any date to which the meeting may be adjourned. Unless otherwise indicated the terms “Valero,” “we,” “our,” and “us” in this proxy statement refer to Valero Energy Corporation, to one or more of our consolidated subsidiaries, or to all of them taken as a whole. “Board” means our board of directors.

We are mailing our Notice of Internet Availability of Proxy Materials (“Notice”) to stockholders on or about March 19, 2020. On this date, you will be able to access our proxy materials on the website referenced in the Notice.

RECORD DATE, SHARES OUTSTANDING, QUORUM

Holders of record of our common stock, $0.01 par value (“Common Stock”), at the close of business on March 4, 2020 (the “record date”) are entitled to vote on the matters presented at the Annual Meeting. On the record date, 408,545,828 shares of Common Stock were issued and outstanding and entitled to one vote per share. Stockholders representing a majority of voting power, present in person or represented by properly executed proxy, will constitute a quorum.

VOTING IN PERSON, REVOCABILITY OF PROXIES

If you attend the Annual Meeting and want to vote in person, we will give you a ballot at the meeting.

If your shares are registered in your name, you are considered the stockholder “of record” and you have the right to vote the shares at the meeting.

If, however, your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in “street name.” As a beneficial owner, if you wish to vote at the meeting, you will need to bring to the meeting a legal proxy from the stockholder of record (e.g., your broker) authorizing you to vote the shares.

You may revoke your proxy at any time before it is voted at the Annual Meeting by (i) submitting a written revocation to Valero, (ii) returning a subsequently dated proxy to Valero, or (iii) attending the Annual Meeting, request that your proxy be revoked, and vote in person at the Annual Meeting. If instructions to the contrary are not provided, shares will be voted as indicated on the proxy card.

REQUIRED VOTES

For Proposal 1, as required by Valero’s bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election.

Proposals 2, 3 and 4 require approval by the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote.

EFFECT OF ABSTENTIONS

Shares voted to abstain are treated as “present” for purposes of determining a quorum. In the election of directors (Proposal 1), pursuant to our bylaws, shares voted to abstain are not deemed “votes cast,” and are accordingly disregarded. When approval for a proposal requires (i) the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote (Proposals 2, 3 and 4), or (ii) the affirmative vote of a majority of the voting power of the issued and outstanding Common Stock, then shares voted to “abstain” have the effect of a negative vote (a vote “against”).

2020 PROXY STATEMENT	1

2020 ANNUAL MEETING OF STOCKHOLDERS

BROKER NON-VOTES

Brokers holding shares must vote according to the specific instructions they receive from the beneficial owners of the stock. If your broker does not receive specific voting instructions from you, in some cases the broker may vote the shares in the broker’s discretion.

The New York Stock Exchange (the “NYSE”) precludes brokers from voting on certain proposals without specific instructions from the beneficial owner. This results in a “broker non-vote” on the proposal. A broker non-vote (i) is treated as “present” for purposes of determining a quorum, (ii) has the effect of a negative vote when a majority of the voting power of the issued and outstanding shares is required for approval of a particular proposal, and (iii) has no effect when a majority of the voting power of the shares present in person or by proxy and entitled to vote or a plurality or majority of the votes cast is required for approval.

Proposal 2 is deemed to be a routine matter under NYSE rules. A broker or other nominee generally may vote uninstructed shares on routine matters, and therefore no broker non-votes are expected to occur for Proposal 2. Proposals 1, 3 and 4 are considered non-routine under applicable rules. Because a broker or other nominee cannot vote without instructions on non-routine matters, we expect an undetermined number of broker non-votes to occur on these proposals.

SOLICITATION OF PROXIES

Valero pays the cost for soliciting proxies and the Annual Meeting. In addition to solicitation by mail, proxies may be solicited by personal interview, telephone, and similar means by directors, officers, or employees of Valero, none of whom will be specially compensated for such activities. Valero also intends to request that brokers, banks, and other nominees solicit proxies from their principals and will pay such brokers, banks, and other nominees certain expenses incurred by them for such activities. Valero retained Georgeson LLC, a proxy soliciting firm, to assist in the solicitation of proxies for a fee of $17,500, plus reimbursement of certain out-of-pocket expenses.

For participants in our qualified 401(k) plan (“Thrift Plan”), the proxy card will represent (in addition to any shares held individually of record by the participant) the number of shares allocated to the participant’s account in the Thrift Plan. For shares held by the Thrift Plan, the proxy card will constitute an instruction to the trustee of the plan on how to vote those shares. Shares for which instructions are not received may be voted by the trustee per the terms of the plan.

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   INFORMATION REGARDING THE BOARD OF DIRECTORS

Valero’s business is managed under the oversight of our Board. Our Board conducts its business through meetings of its members and its committees. During 2019, our Board held six meetings and the standing Board committees held 15 meetings.

None of our Board members attended less than 75 percent of the meetings of the Board and committees of which he or she was a member. All Board members are expected to attend the Annual Meeting, and all of our Board members attended the 2019 annual meeting.

Independent Directors

Independent Directors. Our Corporate Governance Guidelines require a majority of the Board to be independent. The Board presently has 10 non-management directors and one member from management, Joseph W. Gorder (our Chief Executive Officer). As a member of management, Mr. Gorder is not an independent director under NYSE listing standards. The Board determined that all of our non-management directors who served on the Board at any time in 2019 and who currently serve on the Board meet the Board’s independence requirements. Those independent directors are:

H. Paulett Eberhart	Donald L. Nickles	Stephen M. Waters
Kimberly S. Greene	Philip J. Pfeiffer	Randall J. Weisenburger
Deborah P. Majoras	Robert A. Profusek	Rayford Wilkins, Jr.
Eric D. Mullins

Independent Committees. The Board’s Audit Committee, Compensation Committee, and Nominating/Governance and Public Policy Committee are composed entirely of directors who meet the independence requirements of the NYSE. Each member of the Audit Committee also meets the additional independence standards for Audit Committee members required by the SEC.

Independence Standards and Determination. The Board determines independence on the basis of the standards specified by the NYSE, the standards listed in our Corporate Governance Guidelines, and other facts and circumstances the Board may consider relevant. In general, our Corporate Governance Guidelines require that an independent director must have no material relationship with Valero. A relationship is not material under the guidelines if it:

•	is not a relationship that would preclude a determination of independence under Section 303A.02(b) of the NYSE Listed Company Manual;
•

consists of charitable contributions by Valero to an organization in which a director is an executive officer that do not exceed the greater of $1 million or two percent of the organization’s gross revenue in any of the last three years;

•

consists of charitable contributions to any organization with which a director, or any member of a director’s immediate family, is affiliated as an officer, director, or trustee pursuant to a matching gift program of Valero and made on terms applicable to employees and directors, or is in amounts that do not exceed $1 million per year; and

•	is not a relationship required to be disclosed by Valero under Item 404 of Regulation S-K (regarding related person transactions).

Under the NYSE’s listing standards, a director is not deemed independent unless the Board affirmatively determines that the director has no material relationship with Valero. The Board has reviewed pertinent information concerning the background, employment, and affiliations (including commercial, banking, consulting, legal, accounting, charitable, and familial relationships) of our directors, and the Board has determined that each of our non-management directors and each member of the Audit, Compensation, and Nominating/Governance and Public Policy Committees has no material relationship with Valero, and is therefore independent.

2020 PROXY STATEMENT	3

INFORMATION REGARDING THE BOARD OF DIRECTORS

Committees of the Board

Our Board has three standing committees:	The committees’ charters are available on our website at: www.valero.com ▶ Investors ▶ Corporate Governance ▶ Governance Documents ▶ Charters.
Audit Committee,
Compensation Committee, and
Nominating/Governance and Public Policy Committee.

AUDIT COMMITTEE

The Audit Committee assists the Board in oversight of the integrity of Valero’s financial statements and public financial information, Valero’s compliance with legal and regulatory requirements, the qualifications and independence of Valero’s independent auditor, and the performance of Valero’s internal audit function and independent auditors.

The Audit Committee is directly responsible for the appointment, compensation determination, retention, and oversight of the independent auditors retained to audit Valero’s financial statements. The committee is responsible for the audit fee negotiations and fee approval associated with Valero’s retention of the independent auditing firm.

The committee annually reviews and evaluates the qualifications, performance, and independence of Valero’s independent auditing firm, and reviews and evaluates the lead partner of the independent auditor team. In conjunction with the mandated rotation of the audit firm’s lead engagement partner, the committee is involved in the selection of the audit firm’s new lead engagement partner.

The committee has oversight responsibility regarding management’s annual assessment of, and report on, Valero’s internal control over financial reporting.

The committee also oversees Valero’s initiatives and strategies respecting cybersecurity and information technology risks.

The Audit Committee met five times in 2019. We make additional disclosures about the Audit Committee in this proxy statement under the caption “Risk Oversight” and in connection with “Proposal No. 2—Ratify Appointment of KPMG LLP as Independent Auditors.”

Members of the Audit Committee are:

•	Randall J. Weisenburger (Chair),
•	H. Paulett Eberhart, and
•	Stephen M. Waters.

Notes:

Audit Committee Financial Experts. The Board has determined that each of the following directors is an “audit committee financial expert” (as defined by the SEC) and that each is “independent” under applicable regulations/standards: (1) Mr. Weisenburger, (2) Ms. Eberhart, and (3) Mr. Waters. For more information regarding their experience, see “Proposal No. 1—Election of Directors—Nominees.”

COMPENSATION COMMITTEE

The Compensation Committee reviews and reports to the Board on matters related to compensation programs, policies, and strategies. The committee has direct responsibility to approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and together with the other independent directors, determine and approve the CEO’s overall compensation. The committee also reviews and approves the corporate goals and objectives relevant to the compensation of other senior executives of Valero.

The committee conducts periodic reviews of director compensation and makes recommendations to the full Board regarding the independent directors’ compensation.

The committee reviews Valero’s employee compensation policies and programs, adopts and reviews Valero’s equity compensation plans, oversees the administration of Valero’s compensation plans, and approves amendments to and interpretations of Valero’s compensation plans.

As disclosed further below under the caption “CEO Succession Planning,” the committee reviews and makes regular reports to the Board regarding management succession planning for the CEO and other senior executives. The committee also exercises oversight over Valero’s initiatives and strategies in the areas of diversity, inclusion, and human capital.

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INFORMATION REGARDING THE BOARD OF DIRECTORS

The Compensation Committee’s duties are further described in “Compensation Discussion and Analysis” below and in the committee’s charter.

The Compensation Committee met seven times in 2019. The Compensation Committee has, for administrative convenience, delegated authority to our Chief Executive Officer to make non-material amendments to Valero’s benefit plans and to make limited grants of equity awards to new hires who are not executive officers.

Members of the Compensation Committee are:

•	Rayford Wilkins, Jr. (Chair),
•	Philip J. Pfeiffer, and
•	Robert A. Profusek.

Notes:

The Compensation Committee Report for fiscal year 2019 appears in this proxy statement immediately preceding “Compensation Discussion and Analysis.”

Compensation Committee Interlocks and Insider Participation: There are no compensation committee interlocks. None of the members of the Compensation Committee has served as an officer or employee of Valero or had any relationship requiring disclosure by Valero under Item 404 of the SEC’s Regulation S-K, which addresses related-person transactions.

NOMINATING/GOVERNANCE AND PUBLIC POLICY COMMITTEE

The Nominating/Governance and Public Policy Committee assists the Board in its oversight responsibilities with respect to corporate governance, Board membership, climate and environmental matters, public policy trends, and corporate responsibility and reputation. The committee met three times in 2019. The committee’s specific purposes are to:

•	identify individuals qualified to become Board members, consistent with criteria approved by the Board;
•	recommend to the Board director nominees to stand for election at the annual meetings of stockholders;
•	develop and recommend a set of corporate governance principles applicable to Valero;
•	assist the Board in identifying, evaluating, and monitoring public policy trends and social and political issues that could impact Valero’s business activities and performance;
•	assist the Board in oversight of Valero’s health, safety, and environmental matters as well as climate-related risks and opportunities;
•	consider and make recommendations for our strategies relating to corporate responsibility, political contributions, and reputation management; and
•	oversee and lead the Board’s and the committees’ annual self-evaluation of performance.

Following the committee’s assessment of the pertinent qualifications, skills, independence, and experience of Eric D. Mullins as a potential director, the committee recommended to the full Board the election of Mr. Mullins as a director, and he was elected to the Board on Jan. 23, 2020.

Members of the committee are:

•	Deborah P. Majoras (Chair),
•	Kimberly S. Greene
•	Eric D. Mullins *
•	Donald L. Nickles.

*	Mr. Mullins joined the committee in 2020.

Notes:

The committee recommended to the Board the directors listed in this proxy statement in Proposal No. 1 as nominees for election as directors at the Annual Meeting.

The committee also considered and recommended the appointment of a Lead Director to preside at meetings of the independent directors without management, and recommended assignments for the Board’s committees. The full Board approved the recommendations of the committee and adopted resolutions approving the slate of director nominees to stand for election at the Annual Meeting, the appointment of a Lead Director, and Board committee assignments.

2020 PROXY STATEMENT	5

INFORMATION REGARDING THE BOARD OF DIRECTORS

Selection of Director Nominees

The Nominating/Governance and Public Policy Committee solicits recommendations for Board candidates from a number of sources, including our directors, our officers, and third-party research. In addition, the Committee will consider candidates submitted by stockholders when submitted in accordance with the procedures described in this proxy statement under the caption “Miscellaneous—Stockholder Communications, Nominations, and Proposals.”

The Committee will consider all candidates identified through the processes described above and will evaluate each of them on the same basis. The level of consideration the Committee will extend to a stockholder’s candidate will be commensurate with the quality and quantity of information about the candidate that the nominating stockholder makes available to the Committee.

Proxy Access. Our amended and restated bylaws permit a stockholder, or a group of up to 20 stockholders, that has owned at least three percent of our outstanding Common Stock for at least three years to nominate and include in our proxy statement candidates for our Board, subject to certain requirements. Each stockholder, or group of stockholders, may nominate candidates for director, up to a limit of the greater of two or 20 percent of the number of directors on the Board. Any nominee must meet the qualification standards listed in our bylaws. The procedures for nominating a candidate pursuant to our proxy access provisions are described in this proxy statement under the caption “Miscellaneous—Stockholder Communications, Nominations, and Proposals.”

EVALUATION OF DIRECTOR CANDIDATES

Our Corporate Governance Guidelines vest the Nominating/Governance and Public Policy Committee with responsibility for reviewing the composition of the Board as well as the qualifications of the individual members of the Board and its various committees. This review includes consideration of the directors’ independence, character, judgment, integrity, diversity, age, skills (including financial literacy) and experience in the context of the overall needs of the Board. The Committee’s assessments include consideration of:

•	applicable independence standards;
•	skills and experience necessary for service on the Board’s committees; and
•	skills and expertise to serve the needs of the Board as a whole.

Each candidate must meet certain minimum qualifications, including:

•	strong ethical principles and integrity;
•	independence of thought and judgment;
•	the ability to dedicate sufficient time, energy, and attention to the performance of duties, taking into consideration the candidate’s service on other public company boards; and
•

skills and expertise complementary to those of the existing Board members; in this regard, the Board will consider its need for operational, managerial, financial, governmental affairs, energy, sustainability, technology, human resources, or other expertise.

The Committee also considers:

•	diversity concepts such as race, gender, national origin, age, and geography;
•	the ability of a prospective candidate to work with the interpersonal dynamics of the Board and contribute to the Board’s collaborative culture.

Based on this initial evaluation, the Committee will determine whether to interview a proposed candidate and, if warranted, will recommend that one or more of its members, other members of the Board, and/or senior officers, as appropriate, interview the candidate. Following this process, the Committee ultimately determines its list of nominees and recommends the list to the full Board for consideration and approval.

Diversity. Although the Board does not establish specific goals with respect to diversity, the Board’s overall diversity is a significant consideration in the director nomination process. For this year’s election, the Board has nominated 11 individuals who bring valuable diversity to the Board in terms of gender, ethnicity, industries represented, experience, age, and tenure. The nominees range in age from 53 to 73. Five of this year’s nominees (50% of our independent directors) represent diversity of ethnicity or gender. Three of the nominees have served on the Board for less than five years.

Refreshment. We do not set term limits for our directors. As stated in Article I of our Corporate Governance Guidelines, the Board believes that directors who have served on the Board for an extended period of time are able to provide valuable insight into the

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INFORMATION REGARDING THE BOARD OF DIRECTORS

operations and future of Valero based on their experience with and understanding of Valero’s history, policy, and objectives. As an alternative to term limits, the Board believes that its evaluation and nomination processes serve as an appropriate check on each Board member’s continued effectiveness.

Retirement Policy. Our directors are subject to a retirement policy (set forth in Article I of our Corporate Governance Guidelines). Under that policy, a director may serve on our Board until he or she reaches the age of 75. A director who turns 75 may serve the remainder of his or her term of office, which shall be deemed to end at the next annual meeting of stockholders at which directors are elected.

Director Continuing Education

We encourage our directors to attend director education programs as appropriate to stay abreast of developments in corporate governance and board best practices. Valero’s Corporate Governance Guidelines state that Valero will pay for our directors’ attendance at continuing education seminars, conferences, or workshops to foster education in matters pertaining to corporate governance or directors’ responsibilities generally, and that Valero will pay for a director’s membership in an organization such as the National Association of Corporate Directors in order to provide ongoing resources for board development.

Board Evaluation Process

Our Corporate Governance Guidelines and the charters of each of the Board’s committees require the Board and the committees to conduct an annual performance evaluation. The Nominating/Governance and Public Policy Committee oversees the Board and committee self-evaluation process.

At the end of each year, the directors complete detailed surveys designed to evaluate the performance of the Board and each of its standing committees. The surveys seek feedback on, among other things, Board and committee composition, the frequency and content of Board and committee meetings, the quality of management’s presentations to the Board and the committees, the adequacy of the committees’ charters, and the performance of the Board and the committees in light of the responsibilities of each as established in the Corporate Governance Guidelines and the committees’ charters. Summary reports of the evaluation results are compiled and provided to each director. The summary reports are discussed at Board and/or committee meetings in executive session, led by the Chair of the Nominating/Governance and Public Policy Committee, the Lead Director, and/or the Chairman of the Board, all of whom ensure that the Board or senior management, as appropriate, follow up on any identified areas for improvement.

In addition to the annual self-evaluation process, the Chair of the Nominating/Governance and Public Policy Committee, the Lead Director, and/or the Chairman of the Board will meet from time to time with each director individually, either in-person or via teleconference, in order to obtain feedback on the performance of the Board, a committee, or an individual director. The Board believes that all of these evaluation tools provide effective measures and forums for discussing the Board’s effectiveness and potential areas for improvement.

Leadership Structure of the Board

Our bylaws state that the Chairman of the Board has the power to preside at all meetings of the Board. Joseph W. Gorder, our Chief Executive Officer, serves as the Chairman of the Board. Although the Board believes that the combination of the Chairman and Chief Executive Officer roles is appropriate in current circumstances, Valero’s Corporate Governance Guidelines do not establish this approach as a policy, and in fact, the Chairman and Chief Executive Officer roles were separate from 2005–2007 and from May–December 2014.

The Chief Executive Officer is appointed by the Board to manage Valero’s daily affairs and operations. We believe that Mr. Gorder’s extensive industry experience and direct involvement in Valero’s operations make him best suited to serve as Chairman in order to:

•	lead the Board in productive, strategic planning;
•	determine necessary and appropriate agenda items for meetings of the Board with input from the Lead Director and independent Board committee Chairs; and
•	determine and manage the amount of time and information devoted to discussion of agenda items and other matters that may come before the Board.

2020 PROXY STATEMENT	7

INFORMATION REGARDING THE BOARD OF DIRECTORS

Oversight by Independent Directors. Our Board structure includes strong oversight by independent directors. Mr. Gorder is the only member from our management (past or present) who serves on the Board; all of our other directors are independent. Each of the Board’s committees is chaired by an independent director, all committee members are independent, and our Board has named an independent Lead Director whose duties are described in the following section.

Lead Director and Meetings of Non-Management Directors

Our independent directors appoint a Lead Director whose responsibilities include leading the meetings of our non-management directors outside the presence of management. Following the recommendation of the Nominating/Governance and Public Policy Committee, the Board’s independent directors selected Robert A. Profusek to serve as Lead Director during 2020. Our Board regularly meets in executive session outside the presence of management, generally at each Board and committee meeting.

The Lead Director, working with the committee Chairs, sets agendas and leads the discussion of regular meetings of the Board outside the presence of management, provides feedback regarding these meetings to the Chairman, and otherwise serves as liaison between the independent directors and the Chairman. The Lead Director regularly communicates with the Chairman between meetings of the Board to discuss policy issues, strategies, governance, and other matters that arise throughout the year. The Chairs of the Board’s committees also communicate regularly with the Lead Director to discuss policy issues facing Valero and the Board and to recommend agenda items for consideration at future Board meetings. The Board believes that this approach appropriately and effectively complements Valero’s combined Chief Executive Officer/Chairman structure.

Our Corporate Governance Guidelines enumerate the duties and responsibilities of the Lead Director, which include:

(a)	serving as a liaison between the Chairman and the independent directors,
(b)	consulting with the Chairman on agendas for board meetings,
(c)	reviewing and approving information sent to the Board as and when appropriate,
(d)	the authority to call meetings of the independent directors,
(e)	setting agendas and leading the discussion of regular executive session meetings of the Board outside the presence of management and providing feedback regarding these meetings to the Chairman, and
(f)	receiving, reviewing, and acting upon communications from stockholders or other interested parties when those interests should be addressed by a person independent of management.

CEO Succession Planning

The full Board continually works with the Compensation Committee to evaluate potential successors to the office of Chief Executive Officer. Our CEO makes available at all times his recommendations and evaluations of potential successors. The Board regularly discusses CEO succession planning in executive sessions led by the Lead Director, both in the presence of the CEO and in sessions with only the independent directors. The Board’s deliberations also include succession planning for instances of unforeseen emergencies or the temporary disability of the CEO, as well as other senior managers. The Compensation Committee oversees all of Valero’s management succession planning programs, including leadership development, and regularly reports to and engages with the Board on the topic.

Risk Oversight

The Board considers oversight of Valero’s risk management to be a responsibility of the full Board. The Board’s role in risk oversight includes receiving reports from its committees, members of senior management, and third-parties on areas of material risk to Valero, and/or to the success of a particular project or endeavor under consideration.

The full Board regularly receives from management, and discusses at board meetings, updates on operational, financial, market, legal, regulatory, strategic, political, reputational, environmental, cybersecurity, policy, and climate-related risks facing Valero. From time to time, the Board also requests reports on areas of special or current relevance. For example, the full Board has recently completed reviews with management of (i) Valero’s cybersecurity initiatives, (ii) Valero’s assessment of climate-related risks and opportunities, (iii) Valero’s policies and procedures concerning issues of workplace diversity, sexual harassment, discrimination, and workplace safety, (iv) the status of Valero’s pension and retirement plans, and (v) Valero’s risk management programs, including property, casualty, business interruption, and marine cargo insurance programs.

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INFORMATION REGARDING THE BOARD OF DIRECTORS

The Board also discusses significant risks at the Board’s annual strategic planning meeting. In addition to receiving and discussing reports from management in strategic planning sessions, the Board is also able to interact with third-party experts who are invited to make presentations to the Board on risks facing Valero and its businesses.

The oversight of risk is shared between the full Board and its committees. The full Board (or appropriate Board committee) regularly receives reports from management to enable the Board (or committee) to assess Valero’s risk identification, risk management, and risk mitigation strategies. When a report is vetted at the committee level, the Chair of that committee thereafter reports on the matter to the full Board. This enables the Board and its committees to coordinate the Board’s risk oversight role. The Board also believes that risk management is an integral part of Valero’s annual strategic planning process, which addresses, among other things, the risks and opportunities facing Valero in the long term.

One of the Audit Committee’s responsibilities is to discuss with management Valero’s major financial risk exposures and the steps Valero has taken to monitor and control those exposures, including our risk assessment and risk management policies. The Audit Committee also has oversight responsibility regarding management’s annual assessment of, and report on, Valero’s internal control over financial reporting. In addition, Valero’s Chief Information Officer reports regularly to the Audit Committee regarding Valero’s initiatives and strategies respecting cybersecurity and information technology risks.

Our Nominating/Governance and Public Policy Committee reviews our policies and performance in areas of employee and contractor health and safety, environmental compliance, governmental affairs, reputation management, climate-related risks and opportunities, political contributions, and policy matters generally. Valero’s President & COO (Mr. Riggs) and EVP & General Counsel (Mr. Fraser) attend all meetings of the Committee. In addition, members from senior management report regularly to the Committee regarding Valero’s health, safety and environmental risks, strategies, and assessments. The Committee also assists the Board in oversight of Valero’s disclosure of climate-related risks and opportunities (as described further in “Climate Change Disclosure” below).

Our Compensation Committee assesses the risk of our compensation programs. Our compensation consultant regularly attends meetings of the Committee to provide updates on compensation related risks and trends. See also, “Risk Assessment of Compensation Programs” elsewhere in this proxy statement.

2020 PROXY STATEMENT	9

   STOCKHOLDER ENGAGEMENT

Engagement Process

Ongoing engagement with our stockholders is important to us. We communicate with our stockholders through a variety of means, including direct interface, investor presentations, our website, and publications we issue. As part of our engagement program, our senior management team reaches out to our stockholders for dialogue concerning their priorities – which may include our strategy, company culture, environmental initiatives, financial performance, capital allocation, executive compensation, climate-related risks and opportunities, and/or corporate governance. We value our stockholders’ views and their input is important.

Our ESG, Compliance, Investor Relations, and Legal teams are dedicated to leading our engagement efforts and collaborating with Valero’s management teams and subject matter experts (SMEs) in order to provide appropriate resources for engagement with our stockholders. The chairs of our Compensation Committee and Nominating/Governance and Public Policy Committee have also participated in our engagements with stockholders.

Our engagements with stockholders have been constructive and have provided management and the Board with insights on issues and initiatives that are important to our stockholders and other stakeholders. We initiate formal outreach efforts in the months prior to our annual meeting of stockholders. Through that process, we contact stockholders and invite them to engage in discussions with our management team and SMEs on a variety of topics, including the stockholders’ priorities and interests, our proxy statement disclosures, stockholder proposals, company strategy, and ESG matters. Following our annual meeting, our engagement efforts continue so that we may follow up on matters brought to our attention and/or discuss new issues of interest. Procedures for communicating with us are stated in “Stockholder Communications, Nominations, and Proposals” elsewhere in this proxy statement.

The following graphic depicts the ongoing elements of our engagement process.

As part of our engagement process in 2019, we contacted our 60 largest stockholders – representing over 60% of our outstanding common shares – offering to discuss our proxy statement disclosures and proposals as well as a wide range of matters of interest to our stockholders (e.g., climate-related risks and opportunities). We also respond routinely to individual stockholders and other stakeholders who inquire about our business.

Input from our stockholders helps us formulate an appropriate action plan for addressing certain issues. The publication of our climate report (Climate-Related Risks and Opportunities) was strongly influenced by our previous engagements with stockholders and stakeholders. In 2019, after receiving input from our stockholders, our Stewardship and Responsibility Report was revamped to provide information and data that meet our stockholders’ priorities and needs. Also in 2019, we made changes to elements of our compensation program as a result of our engagement with stockholders. Those changes are described in “Compensation Discussion and Analysis – Dialogue with Stockholders.”

10

   CLIMATE CHANGE DISCLOSURE

In 2017 the Financial Stability Board’s Task Force on Climate-related Financial Disclosure (TCFD) issued its recommendations on reporting climate-related financial information. In September 2018, Valero published its climate report—under Board oversight led by the Nominating/Governance and Public Policy Committee—that is aligned with the main principles outlined in the recommendations of the TCFD. The report is published on our website at www.valero.com > About Valero > Corporate Responsibility > Climate-Related Risks and Opportunities.

Per the Board’s Nominating/Governance and Public Policy Committee charter, the committee reviews and discusses with management, at least annually, Valero’s strategy and performance in assessing and responding to climate-related risks and opportunities.

Valero’s Climate-Related Risks and Opportunities report is not a part of this proxy statement. The report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any of Valero’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

2020 PROXY STATEMENT	11

   CORPORATE RESPONSIBILITY

In our Stewardship and Responsibility Report, we make disclosures on a variety of environmental, social, and governance (ESG) topics of interest to our stakeholders. The report covers the following areas of interest:

•	Valero’s vision and guiding principles;
•	ESG data and initiatives;
•	safety and reliability;
•

environmental matters, including data on criteria emissions, flaring, energy conservation, GHG emissions, cogeneration, waste water management, our wind farm, renewable diesel, ethanol, EPA’s Efficient Producer Program, recycling processes, and wetlands tree planting;

•	community engagement and support;
•	employees and human capital, including diversity and inclusion;
•	governance;
•	the social benefit of Valero’s products; and
•	summary of recent awards.

The report is published on our website at www.valero.com > About Valero > Corporate Responsibility > Stewardship and Responsibility Report.

Valero’s Stewardship and Responsibility Report is not a part of this proxy statement. The report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any of Valero’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

12

   PROPOSAL NO. 1—ELECTION OF DIRECTORS

      (ITEM 1 ON THE PROXY CARD)

We do not have a classified board. Each of our directors stands for election every year at the annual meeting of stockholders. If elected at the 2020 Annual Meeting, all of the nominees listed below will serve as director for a one-year term expiring at the 2021 annual meeting of stockholders. The persons named on the proxy card intend to vote for the election of each of these nominees unless you direct otherwise on your proxy card.

The Board recommends a vote “FOR” all nominees.

Majority Voting. Under our bylaws, each director is to be elected by the vote of the majority of the votes cast at the Annual Meeting. For this purpose, a “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50 percent of the number of votes cast with respect to that director’s election. Votes “cast” exclude abstentions. If any nominee is unavailable as a candidate at the time of the Annual Meeting, either the number of directors constituting the full Board will be reduced to eliminate the resulting vacancy, or the persons named as proxies will use their best judgment in voting for any available nominee.

Information Concerning Nominees and Directors

Each of the following is a nominee for election as a director at the Annual Meeting. There is no family relationship among any of the executive officers or nominees for director. There is no arrangement or understanding between any director or any other person pursuant to which the director was or is to be selected a director or nominee.

Directors	Director Since	Age as of 12/31/2019

Joseph W. Gorder, Chairman of the Board and Chief Executive Officer	2014	62

H. Paulett Eberhart	2016	66

Kimberly S. Greene	2016	53

Deborah P. Majoras	2012	56

Eric D. Mullins	2020	57

Donald L. Nickles	2005	71

Philip J. Pfeiffer	2012	72

Robert A. Profusek	2005	69

Stephen M. Waters	2008	73

Randall J. Weisenburger	2011	61

Rayford Wilkins, Jr.	2011	68

2020 PROXY STATEMENT	13

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Summary of Board Skills and Attributes

Our directors have an effective mix of backgrounds, knowledge, and skills. The table below provides a summary of certain collective competencies and attributes of the Board nominees. The lack of an indicator for a particular item does not mean that the director does not possess that skill or experience. We look to each director to be knowledgeable in all of these areas. Rather, the indicator represents that the item is a core competency that the director brings to the Board.

Our directors have a wide range of additional skills and experience not mentioned above, which they bring to their role as directors to Valero’s benefit, including experience in the energy industry, and the technology/cybersecurity, consumer goods, human capital, corporate governance, and nonprofit leadership areas. Our directors’ skills and experience are further described in the directors’ biographies on the following pages.

14

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Nominees

Age: 62 Director Since: 2014 Chairman

JOSEPH W. GORDER

Featured experience, qualifications, and attributes:

•  Global energy business leadership at Valero Energy Corporation as Chairman of the Board and Chief Executive Officer (since 2014), and President (from 2012 to Jan. 2020).

•  Refining and marketing operations experience as Valero’s President and Chief Operating Officer beginning in 2012. Prior to that, Mr. Gorder was Executive Vice President and Chief Commercial Officer (beginning in 2011), and led Valero’s European operations from its London office. Before that, he held several leadership positions with Valero and Ultramar Diamond Shamrock Corporation (UDS) with responsibilities including marketing & supply and corporate development.

Other public company boards (current): none

Prior public company boards (in last five years): Anadarko Petroleum Corporation (NYSE: APC), Valero Energy Partners LP (NYSE: VLP)

Age: 66 Director Since: 2016 Committee: Audit Independent

H. PAULETT EBERHART

Featured experience, qualifications, and attributes:

•  Business leadership as Board Chair and CEO of HMS Ventures (since 2014), a privately held business involved with technology services and the acquisition and management of real estate. From 2011 through March 2014, she served as President and CEO of CDI Corp. (NYSE: CDI), a provider of engineering and information technology outsourcing and professional staffing services. She served as a consultant to CDI from April 2014 through December 2014. Ms. Eberhart also served as Board Chair and CEO of HMS Ventures from January 2009 until January 2011.

•  Information technology, management, accounting, and finance expertise at Invensys Process Systems, Inc. (Invensys), a process automation company (President and CEO from 2007 to 2009), and Electronic Data Systems Corporation (EDS) (1978 to 2004), an information technology and business process outsourcing company. She was President of Americas of EDS (2003 to March 2004), and served as President of Solutions Consulting at EDS (2002 to 2003). Ms. Eberhart is a Certified Public Accountant.

•  Public company governance expertise through her service as Lead Director for another public company.

Other public company boards (current): LPL Financial Holdings Inc. (NASDAQ: LPLA)

Prior public company boards (in last five years): Anadarko Petroleum Corporation (NYSE: APC), CDI Corp. (NYSE: CDI), Cameron International Corporation (NYSE: CAM), Ciber, Inc. (NYSE: CBR), Advanced Micro Devices, Inc. (NASDAQ: AMD).

2020 PROXY STATEMENT	15

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 53 Director Since: 2016 Committee: Nom/Gov & Public Policy Independent

KIMBERLY S. GREENE

Featured experience, qualifications, and attributes:

•  Energy business leadership at Southern Company Gas as Board Chair, Chief Executive Officer and President (since June 2018). She served as Executive Vice President and Chief Operating Officer of the Southern Company (NYSE: SO) from 2014 to May 2018. Prior to that, she was President and CEO of Southern Company Services, Inc. Ms. Greene began her career at Southern Company in 1991 and held positions of increasing responsibility in the areas of engineering, strategy, finance, and wholesale marketing, including Senior Vice President and Treasurer of Southern Company Services, Inc. from 2004 to 2007. She rejoined Southern Company in 2013.

•  Finance expertise and regulatory business management experience as Executive Vice President and Chief Generation Officer of Tennessee Valley Authority (TVA). While at TVA (2007 to 2013), she served as Chief Financial Officer, Executive Vice President of financial services and Chief Risk Officer, as well as Group President for strategy and external relations.

•  Organizational leadership experience through service on the boards of the American Gas Association, The Alliance Theater (Atlanta), Metro Atlanta Chamber of Commerce, and Morehouse School of Medicine.

Other public company boards (current): none

Prior public company boards (in last five years): none

Age: 56 Director Since: 2012 Committee: Nom/Gov & Public Policy (Chair) Independent

DEBORAH P. MAJORAS

Featured experience, qualifications, and attributes:

•  Public company leadership and governance experience as Chief Legal Officer and Secretary of The Procter & Gamble Company (P&G) (NYSE: PG) since 2010. She joined P&G in 2008 as Senior Vice President and General Counsel.

•  Government, regulatory, and legal experience as Chair of the U.S. Federal Trade Commission from 2004 until 2008. From 2001 to 2004, Ms. Majoras was Deputy Assistant Attorney General in the U.S. Department of Justice, Antitrust Division. Ms. Majoras joined the law firm of Jones Day in 1991, and became a partner in 1999.

•  Organizational leadership experience through service on the boards of the United States Golf Association, The Christ Hospital Health Network, Legal Aid Society of Greater Cincinnati, and Westminster College.

Other public company boards (current): none

Prior public company boards (in last five years): none

16

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 57 Director Since: 2020 Committee: Nom/Gov & Public Policy Independent

ERIC D. MULLINS

Featured experience, qualifications, and attributes:

•  Energy business leadership as the Managing Director and Co-Chief Executive Officer of Lime Rock Resources, a company that he co-founded in 2005, which acquires, operates, and improves lower-risk oil and natural gas properties. Mr. Mullins oversees all strategic, financial, and operational aspects of the Lime Rock Resources funds. From May 2011 through October 2015, he also served as the Co-Chief Executive Officer and Chairman of the Board of Directors of LRE GP, LLC, the general partner of LRR Energy, L.P., an oil and natural gas company.

•  Management, accounting, and finance expertise as a Managing Director in the Investment Banking Division of Goldman Sachs where he led numerous financing, structuring, and strategic advisory transactions in the division’s Natural Resources Group. He has served as Chair of the Audit Committee for Anadarko Petroleum Corporation and as a member of the Audit Committee for PG&E Corporation.

•  Organizational leadership through service on the board of trustees of the Baylor College of Medicine.

Other public company boards (current): PG&E Corporation (NYSE: PCG)

Prior public company boards (in last five years): Anadarko Petroleum Corporation (NYSE: APC)

Age: 71 Director Since: 2005 Committee: Nom/Gov & Public Policy Independent

DONALD L. NICKLES

Featured experience, qualifications, and attributes:

•  Government affairs leadership and experience as U.S. Senator from Oklahoma for 24 years (retired 2005). He also served in the Oklahoma State Senate for two years. During his tenure as U.S. Senator, he was Assistant Republican Leader for six years, Chairman of the Republican Senatorial Committee, and Chairman of the Republican Policy Committee. He served as Chairman of the Budget Committee and as a member of the Finance and Energy and Natural Resources Committees.

•  Business leadership as current Chairman and Chief Executive Officer of The Nickles Group, a Washington-based consulting and business venture firm formed in 2005.

•  Organizational leadership through service on the advisory board of the Oklahoma Medical Research Foundation and the board of directors of Central Union Mission (Washington, DC).

Other public company boards (current): Board of Trustees of Washington Mutual Investors Fund (AWSHX)

Prior public company boards (in last five years): none

2020 PROXY STATEMENT	17

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 72 Director Since: 2012 Committee: Compensation Independent

PHILIP J. PFEIFFER

Featured experience, qualifications, and attributes:

•  Business leadership, legal and human capital expertise in the San Antonio office of Norton Rose Fulbright LLP, where he was Partner-in-Charge for 25 years and led the office’s labor and employment practice (he presently serves Of Counsel). Through his service with the firm for almost 50 years, Mr. Pfeiffer assisted employers in traditional management–union matters, complex civil rights matters, employment discrimination cases, affirmative action compliance, employment torts, alternative dispute resolution, employment contracts, and ERISA litigation.

•  Organizational leadership through board service and affiliations with Southwest Research Institute, United Way of San Antonio and Bexar County, San Antonio Medical Foundation, The Children’s Hospital of San Antonio Foundation, Alamo Area Council of Boy Scouts, and the Cancer Therapy and Research Center.

Other public company boards (current): none

Prior public company boards (in last five years): none

Age: 69 Director Since: 2005 Lead Director Committee: Compensation Independent

ROBERT A. PROFUSEK

Featured experience, qualifications, and attributes:

•  Business leadership and capital markets expertise as a partner of the Jones Day law firm where Mr. Profusek chairs the firm’s global mergers and acquisitions practice. His law practice focuses on mergers, acquisitions, takeovers, restructurings, and corporate governance matters.

•  Public company governance experience and expertise through service as Valero’s Lead Director and the Lead Director of two other public companies. He is a frequent speaker regarding corporate takeovers and corporate governance, has authored or co-authored numerous articles, has testified before Congress and the SEC about takeover and compensation-related matters, and is a frequent guest commentator on CNBC, CNN, and Bloomberg TV.

•  Organizational leadership through service on the board of directors of the Legal Aid Society of New York City.

Other public company boards (current): Kodiak Sciences Inc. (NASDAQ: KOD), CTS Corporation (NYSE: CTS)

Prior public company boards (in last five years): none

18

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 73 Director Since: 2008 Committee: Audit Independent

STEPHEN M. WATERS

Featured experience, qualifications, and attributes:

•  Financial business leadership as the managing partner of Compass Partners Capital since 2018, the managing partner of Compass Partners Advisers LLP and its predecessor partnerships (since 1996), Managing Partner of Compass Partners Capital (since 2018), and Chief Executive of Compass Partners European Equity Fund from 2005 to 2013.

•  Finance and global experience from his service in several capacities at Morgan Stanley, including Co-Head of the Mergers and Acquisitions department from 1990 to 1992, Co-Chief Executive Officer of Morgan Stanley Europe from 1992 to 1996, and as a member of its worldwide Firm Operating Committee from 1992 to 1996. From 1974 to 1988, he was with Lehman Brothers, co-founding the Mergers and Acquisitions department in 1977, becoming a partner in 1980, and serving as Co-Head of the Mergers and Acquisitions department from 1985 to 1988.

•  Organizational leadership through service on the board of trustees of the United States Naval Institute Foundation.

Other public company boards (current): Boston Private Financial Holdings, Inc. (NASDAQ: BPFH)

Prior public company boards (in last five years): none

Age: 61 Director Since: 2011 Committee: Audit (Chair) Independent

RANDALL J. WEISENBURGER

Featured experience, qualifications, and attributes:

•  Global business leadership and capital markets and finance expertise as the managing member of Mile 26 Capital, LLC, an investment fund based in Greenwich, Connecticut (since 2014), and service as Executive Vice President and Chief Financial Officer of Omnicom Group Inc. (NYSE: OMC) from 1998 through 2014. Prior to joining Omnicom, he was a founding member of Wasserstein Perella and a former member of First Boston Corporation. At Wasserstein Perella, Mr. Weisenburger specialized in private equity investing and leveraged acquisitions, and in 1993, he became President and CEO of the firm’s private equity subsidiary.

•  Organizational leadership through service on the board of directors of Acosta Sales and Marketing, and Corsair Components, Inc.; and the Board of Overseers of the Wharton School of Business at the University of Pennsylvania.

Other public company boards (current): Carnival Corporation and Carnival plc (NYSE: CCL)

Prior public company boards (in last five years): none

2020 PROXY STATEMENT	19

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Age: 68 Director Since: 2011 Committee: Compensation (Chair) Independent

RAYFORD WILKINS, JR.

Featured experience, qualifications, and attributes:

•  Global business leadership and technology and finance expertise as CEO of Diversified Businesses of AT&T Inc. (NYSE: T), where he was responsible for international investments, AT&T Interactive, AT&T Advertising Solutions, customer information services, and the consumer wireless initiative in India. He retired from AT&T at the end of March 2012. Mr. Wilkins held several other leadership positions at AT&T and its predecessor companies, including Group President and CEO of SBC Enterprise Business Services and President and CEO of SBC Pacific Bell.

•  Organizational leadership through service on the Advisory Council of the McCombs School of Business at the University of Texas at Austin.

Other public company boards (current): Morgan Stanley (NYSE: MS), Caterpillar Inc. (NYSE: CAT)

Prior public company boards (in last five years): none

For information regarding the nominees’ Common Stock holdings, compensation, and other arrangements, see “Information Regarding the Board of Directors,” “Beneficial Ownership of Valero Securities,” “Compensation Discussion and Analysis,” and “Compensation of Directors” elsewhere in this proxy statement.

20

   IDENTIFICATION OF EXECUTIVE OFFICERS

The following table lists Valero’s executive officers (for purposes of Rule 3b-7 under the Securities Exchange Act of 1934), described below using their current titles. As used in this proxy statement, our “named executive officers” are the five persons listed in the Summary Compensation Table. There is no arrangement or understanding between any executive officer listed below or any other person under which the executive officer was or is to be selected as an officer.

	Officer Since	Age as of 12/31/2019
Joseph W. Gorder, Chief Executive Officer and Chairman of the Board	2003	62
R. Lane Riggs, President and Chief Operating Officer	2011	54
Jason W. Fraser, Executive Vice President and General Counsel	2015	51
Gary K. Simmons, Executive Vice President and Chief Commercial Officer	2011	55
Donna M. Titzman, Executive Vice President and Chief Financial Officer	2001	56

Mr. Gorder. Mr. Gorder’s biographical information appears above under the caption “Information Concerning Nominees and Directors—Nominees.”

Mr. Riggs was elected President and Chief Operating Officer on Jan. 23, 2020. He previously served as Executive Vice President and Chief Operating Officer (since Jan. 1, 2018), and prior to that as Executive Vice President–Refining Operations and Engineering (since 2014), and Senior Vice President–Refining Operations (since 2011). He has held several leadership positions with Valero overseeing refining operations, crude and feedstock supply, and planning and economics. Mr. Riggs also served on the board of directors of Valero Energy Partners GP LLC (the general partner of Valero Energy Partners LP (NYSE: VLP)) from 2014 to 2019.

Mr. Fraser was elected Executive Vice President and General Counsel effective Jan. 1, 2019. Prior to that, he served as Senior Vice President overseeing Valero’s Public Policy & Strategic Planning, Governmental Affairs, Investor Relations, and External Communications functions (from May 2018). From Nov. 2016 to May 2018, Mr. Fraser served as Vice President-Public Policy & Strategic Planning, and from May 2015 to Nov. 2016, he served in London as Vice President-Europe, overseeing Valero’s European commercial businesses. Prior to his service in London, he served in Valero’s San Antonio headquarters as Senior Vice President & Deputy General Counsel of Valero Services, Inc. (2013 to 2015). Prior to that, he held various leadership roles with Valero, including Senior Vice President-Specialty Products of Valero Marketing and Supply Company.

Mr. Simmons was elected Executive Vice President and Chief Commercial Officer on Jan. 23, 2020. He previously served as Senior Vice President–Supply, International Operations and Systems Optimization (since May 2014), and prior to that as Vice President–Crude and Feedstock Supply and Trading (2012 to 2014), and Vice President–Supply Chain Optimization (2011 to 2012). Mr. Simmons has held many leadership positions with Valero including Vice President and General Manager of Valero’s Ardmore and St. Charles refineries.

Ms. Titzman has served as Executive Vice President and Chief Financial Officer since May 3, 2018. From 2013 to May 2018, she served as Senior Vice President and Treasurer having responsibility for banking, cash management, customer credit, investment management, and risk management. She has also served as Chief Financial Officer and director of Valero Energy Partners GP LLC (the general partner of Valero Energy Partners LP (NYSE: VLP)) from 2013 to 2019. She has held various leadership positions with Valero before being elected Treasurer in 1998, and Vice President and Treasurer in 2001. Ms. Titzman is a Certified Public Accountant.

2020 PROXY STATEMENT	21

   BENEFICIAL OWNERSHIP OF VALERO SECURITIES

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

This table lists the beneficial ownership of our Common Stock as of Feb. 1, 2020, by all directors and nominees, the executive officers named in the Summary Compensation Table, and the directors and executive officers of Valero as a group. No executive officer, director, or nominee for director owns any class of equity securities of Valero other than Common Stock. None of the shares listed below are pledged as security. The address for each person is One Valero Way, San Antonio, Texas 78249.

Name of Beneficial Owner	Shares Held (1)	Shares Under Options (2)	Total Shares	Percent of Class
H. Paulett Eberhart	4,571	—	4,571	*
Jason W. Fraser	47,734	—	47,734	*
Joseph W. Gorder	449,811	139,897	589,708	*
Kimberly S. Greene	5,720	—	5,720	*
Deborah P. Majoras	19,548	—	19,548	*
Eric D. Mullins	—	—	—	*
Donald L. Nickles	26,033	—	26,033	*
Philip J. Pfeiffer	20,914	—	20,914	*
Robert A. Profusek	37,864	—	37,864	*
R. Lane Riggs	182,752	2,667	185,419	*
Gary K. Simmons	128,982	1,750	130,732	*
Donna M. Titzman	204,076	16,623	220,699	*
Stephen M. Waters	9,521	—	9,521	*
Randall J. Weisenburger	55,274	—	55,274	*
Rayford Wilkins, Jr.	32,198	—	32,198	*
Directors and current executive officers as a group (15 persons)	1,224,998	160,937	1,385,935	*

*	Indicates that the percentage of beneficial ownership does not exceed 1% of the class.

(1)	Includes shares allocated under the Thrift Plan and shares of restricted stock. The balance shown for Mr. Waters includes 500 shares held in a trust for which Mr. Waters is a beneficiary.

(2)	Represents shares of Common Stock that may be acquired under outstanding stock options currently exercisable and that are exercisable within 60 days from Feb. 1, 2020.

22

BENEFICIAL OWNERSHIP OF VALERO SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

This table describes each person or group of affiliated persons known to be a beneficial owner of more than five percent of our Common Stock as of Dec. 31, 2019. The information is based on reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group 100 Vanguard Blvd Malvern PA 19355	34,751,539 (1)	8.5%
BlackRock, Inc. 55 East 52nd Street New York NY 10055	33,601,040 (2)	8.2%
State Street Corporation State Street Financial Center One Lincoln Street Boston MA 02111	21,576,641 (3)	5.3%

(1)

The Vanguard Group filed with the SEC a Schedule 13G on Feb. 12, 2020, reporting that it or certain of its affiliates beneficially owned in the aggregate 34,751,539 shares, for which it had sole voting power for 612,849 shares, shared voting power for 124,287 shares, sole dispositive power for 34,052,213 shares, and shared dispositive power for 699,326 shares.

(2)

BlackRock, Inc. filed with the SEC an amended Schedule 13G on Feb. 10, 2020, reporting that it or certain of its affiliates beneficially owned in the aggregate 33,601,040 shares, for which it had sole voting power for 28,768,134 shares and sole dispositive power for 33,601,040 shares.

(3)

State Street Corporation filed with the SEC a Schedule 13G on Feb. 14, 2020, reporting that it or certain of its affiliates beneficially owned in the aggregate 21,576,641 shares, for which it had shared voting power for 19,266,984 shares, and shared dispositive power for 21,557,904 shares.

2020 PROXY STATEMENT	23

   RISK ASSESSMENT OF COMPENSATION PROGRAMS

Our incentive compensation programs are designed to effectively balance risk and reward. When assessing risk, we consider both cash compensation payable under our annual incentive bonus plan as well as long-term incentives that are awarded under our stock incentive plan. We also consider the mix of award opportunities (i.e., short- versus long-term), performance targets and metrics, the target-setting process, and the administration and governance associated with our plans. We do not believe that our compensation policies and practices are reasonably likely to have an adverse effect on Valero. Features of our compensation programs that we believe mitigate excessive risk taking include:

•	the mix between fixed and variable, annual and long-term, and cash and equity compensation, designed to encourage strategies and actions that are in Valero’s long-term best interests;
•	determination of incentive awards based on a variety of indicators of performance, thus diversifying the risk associated with a single indicator of performance;
•	incorporation of relative total stockholder return into our incentive program, calibrating pay and performance relationships to companies facing the same or similar market forces as Valero;
•	multi-year vesting periods for equity incentive awards, which encourage focus on sustained growth and earnings;
•	maximum payout ceilings under our annual bonus program and performance share awards;
•	restricted stock awards that help contain volatility of incentive awards and further align executives’ interests with long-term stockholder value creation; and
•

our compensation-related policies, including our executive compensation “clawback” policy and stock ownership guidelines (discussed under the caption “Compensation Discussion and Analysis—Compensation Related Policies”).

24

   COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Committee Report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any of Valero’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on the foregoing review and discussions and such other matters the Compensation Committee deemed relevant and appropriate, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee:

Rayford Wilkins, Jr., Chair

Philip J. Pfeiffer

Robert A. Profusek

Compensation Discussion and Analysis—Overview

Company Overview

Valero strives to be the premier manufacturer, distributor and marketer of transportation fuels and petrochemical products with a focus on creating value for its stockholders while serving the needs of its more than 10,000 employees and neighboring communities. Sustained profitability within the fuels manufacturing and marketing business in which operating margins are primarily influenced by volatile commodity prices, requires a sound business strategy, organizational discipline, and a committed workforce. Valero’s management and employees are driven by our guiding principles in safety, environmental stewardship, community engagement, employee programs and governance.

Valero’s (i) continued significant investments in the expansion of renewable fuels production capacity, (ii) focus on safe, reliable and environmentally responsible operations, and (iii) status as an employer of choice, support Valero’s intention to be the best-in-class producer of essential fuels and products that are foundational to modern life.

2020 PROXY STATEMENT	25

COMPENSATION DISCUSSION AND ANALYSIS

Valero has three reporting segments – refining, ethanol and renewable diesel. The refining segment includes refining operations and associated marketing activities and logistics assets. Valero is the largest global independent petroleum refiner and owns refineries located in the United States, Canada and the United Kingdom. The ethanol segment includes ethanol operations and associated marketing activities and logistics assets, with plants throughout the U.S. Midwest. Valero is the world’s second-largest corn ethanol producer and sells this low-carbon fuel both domestically and internationally. Valero’s renewable diesel segment includes the operations of Diamond Green Diesel, a joint venture with Darling Ingredients Inc., producing low-carbon renewable diesel fuel at a plant in Louisiana. Diamond Green Diesel is the world’s second-largest renewable diesel producer.

VALERO’S STRATEGY FOR VALUE CREATION

•	Maintain manufacturing excellence through safe, reliable, environmentally responsible operations.
•	Utilize a disciplined capital allocation that delivers distinctive financial results and peer-leading returns to stockholders.
•	Grow earnings through market expansion, margin improvement and operating cost control.

Company Performance

While Valero faced a challenging margin environment through much of the year, Valero’s 2019 achievements and operational performance demonstrated sustained excellence in several key areas.

OPERATIONAL AND SAFETY PERFORMANCE DRIVES PROFITABILITY

Operating safely and reliably is Valero’s highest priority and is critically important to maximizing profitability. Ongoing improvement and excellent performance in key operational and safety measures have enabled Valero to improve its earnings capabilities and realize industry-leading returns. Safe and reliable operations are also important for minimizing environmental impact. In 2019, we delivered the best year in company history in terms of employee safety performance and the lowest number of environmental scorecard events, demonstrating our strong commitment to safety, reliability and environmental stewardship. Valero remains focused on being the safest and most reliable operator in our industry with environmentally responsible operations. The following charts demonstrate Valero’s multi-year improvement in performance resulting from strategic investments and a disciplined focus on operational improvement, maintenance and safety programs.

26

COMPENSATION DISCUSSION AND ANALYSIS

2020 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS

Valero seeks to be the leader among its peers in stockholder returns and makes operational and capital allocation decisions in support of this objective. Through targeted share buybacks and sustainable dividend growth, Valero has prioritized the delivery of cash returns to stockholders.

*	2020 dividends per share annualized based on most recent quarterly dividend.

As a result of Valero’s performance and capital allocation decisions implemented under the current leadership team, Valero’s Total Stockholder Return1 (TSR) has outperformed the Dow Jones Index, S&P 500 Index, and all companies within the XLE2 energy index constituency since 2014.

Footnotes:

(1)	TSR from Dec 31, 2014, through Dec 31, 2019. TSR includes stock price appreciation and dividends paid.
(2)	XLE includes refining peers PSX, MPC and 28 other energy companies.

28

COMPENSATION DISCUSSION AND ANALYSIS

Company Performance Highlights—2019

Alignment of Executive Pay to Company Performance

Valero’s executive pay program is designed to reward executives for superior company performance. The program design emphasizes variable incentive pay (delivered through annual and long-term incentives) such that an executive’s ultimate realizable pay is significantly dependent upon the achievement of both absolute and relative performance measures.

For purposes of describing the executive compensation programs as administered in 2019, this Compensation Discussion and Analysis references the officer positions held during 2019 for R. Lane Riggs (who served as EVP and Chief Operating Officer) and Gary K. Simmons (who served as SVP Supply, International Operations and Systems Optimization). Mr. Riggs and Mr. Simmons were each elected to new roles on Jan. 23, 2020 as more fully described under the caption, “Identification of Executive Officers.”

VALERO’S COMPENSATION PHILOSOPHY

Tightly link company performance and executive pay
Align the interests of executives and stockholders
Manage risk and adopt best practices in executive pay

Balance compensation over short- and long-term
Facilitate retention of top executive talent

2020 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

ELEMENTS OF EXECUTIVE COMPENSATION—SUMMARY

The primary elements of our 2019 executive compensation program are summarized in the table below.

Element	Form		Key Characteristics
Base Salary	Cash	•	Takes into consideration scope and complexity of the role, peer market data, experience of the incumbent, and individual performance
		•	Aligned with competitive practices in order to support recruitment and retention of top talent
Annual Bonus Plan	Performance-Based Cash	•

Variable component of annual pay focused on achievement of short-term annual financial, operational and strategic objectives that are critical drivers for safe and reliable operations, returns to stockholders, and the disciplined use of capital

Long-term Incentive Program	Performance Shares (50%)	•	Measures relative Total Shareholder Return (TSR) against ten-company Performance Peer group across a three-year period
		•	Incentivizes stockholder returns
		•	Value delivered is driven by performance relative to relevant peers in industry
	Restricted Stock (50%)	•	Vests 1/3 per year over three years
		•	Value delivered is driven by absolute performance of company stock
		•	Aids in retention of critical talent

⬛ Fixed    ⬛ Variable

Target Total Pay

Valero’s Compensation Committee administers executive compensation such that each executive’s Target Total Pay is within a reasonable range of the most recently-available role-specific market data provided by the Committee’s independent executive compensation consultant. Target Total Pay represents in aggregate the three primary elements of our executive compensation program as listed and summarized in the prior table (Salary, Annual Incentive Bonus, and Long-term Incentives). Each element is administered independently with reference to competitive market data and with consideration of other factors as discussed further in Compensation Discussion and Analysis under the heading, “Benchmarking Competitive Pay Levels.” Target Total Pay for 2019 for our named executive officers is listed in the table below.

		Salary ($)	Target Annual Incentive Bonus ($) (1)	Target Long- term Incentives (Stock Awards) ($) (2)		Target Total Pay ($)
Gorder	CEO	1,745,000	2,792,000	10,990,000		15,527,000
Titzman	CFO	725,000	580,000	2,500,000		3,805,000
Riggs	COO	840,000	840,000	3,360,000	(3)	5,040,000
Fraser	General Counsel	600,000	480,000	2,250,000		3,330,000
Simmons	SVP	650,000	422,500	1,500,000		2,572,500

Footnotes:

(1)	Represents Salary multiplied by the executive’s target bonus percentage as described below under the heading, “Annual Incentive Bonus.”
(2)	Represents Salary multiplied by the executive’s target long-term incentive percentage as described below under the heading, “Long Term Incentive Awards.”
(3)	Excludes a $1 million restricted stock award associated with the Long-Term Incentive Agreement with Mr. Riggs as described below under the heading, “Long Term Incentive Awards.”

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COMPENSATION DISCUSSION AND ANALYSIS

The total compensation for each executive as disclosed in the Summary Compensation Table in this proxy differs from the Target Total Pay as listed in the preceding table primarily due to the following factors.

•

The Target Total Pay excludes values associated with certain retirement benefits that are included in the Summary Compensation Table and which can increase or decrease significantly year-to-year due to actuarial assumptions and other factors (see the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column of the Summary Compensation Table and related footnotes). Also excluded are the “Other Compensation” perquisites and benefits disclosed in the Summary Compensation Table.

•

The values disclosed in the Summary Compensation Table for long-term incentives are calculated in accordance with SEC disclosure requirements and can differ substantially from the values calculated for Target Total Pay, which are used for administering compensation decisions. Most notably, the disclosed values for performance shares in the Summary Compensation Table represent three different tranches from three unique awards (granted in 2017, 2018, and 2019) which include adjustments for predicted performance (see footnote (2) of the Summary Compensation Table for further details), whereas the value of performance shares in Target Total Pay represents the full 2019 award grant which was administered based on the average closing stock price for the 15 trading days ending the day before the grant. For example, in 2019 the value disclosed for performance shares within the long-term incentive column of the Summary Compensation Table for Mr. Gorder was $3.1 million higher than the comparable Target Total Pay value as administered by the Compensation Committee ($8.58 million versus $5.49 million). Refer to the “Grants of Plan-based Awards” tables and associated footnotes in this proxy statement for more detailed information regarding the 2019 long-term incentive grants.

Other factors contributing to differences between the disclosed values in the Summary Compensation Table and the values shown within Target Total Pay include the actual annual bonus amount paid versus the target annual bonus value (as discussed further below under the caption, "Annual Incentive Bonus") and, for restricted stock grants, the difference between the stock price associated with the grant date fair value of the award (as required for the Summary Compensation Table disclosure) and the stock price used to determine the number of restricted shares granted in order to achieve the target value (average closing stock price for 15 days prior to grant as described previously).

*	Base salary plus target bonus plus target long-term incentives value.

Target Total Pay increased from 2018 to 2019 for the CEO and the four other Named Executive Officers (NEOs). The decrease in average NEO pay in 2018 was due to a CFO transition.

2020 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

PAY FOR PERFORMANCE ALIGNMENT RELATIVE TO PEERS

The table below shows relative performance and pay versus peers over the three- and five-year periods ending 2018 (results through 2019 cannot be determined until 2019 executive pay for all comparator companies is disclosed in 2020 proxy statements). Valero’s pay results are generally aligned with TSR performance results.

Valero’s Percentile Ranking vs. Peers[1]
Timeframe	Role	Relative Performance vs. Peers	Relative Pay[2] vs. Peers
3 Years	CEO	55th percentile	64th percentile
	Top-5 Executives	55th percentile	45th percentile
5 Years	CEO	100th percentile	73rd percentile
	Top-5 Executives	100th percentile	82nd percentile

Footnotes:

(1)

Current Compensation Comparator Group of 12 peers as approved by the Compensation Committee in October 2019 and as described in the “Benchmarking Data” section of this document. Peer company Dow, Inc. is excluded from the analysis as 3-year and 5-year pay data is not available. Pay comparisons are drawn against the “Top-5” group of executives at Valero and the peers, inclusive of the CEO, the CFO, and the three highest-paid other executive officers.

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COMPENSATION DISCUSSION AND ANALYSIS

Footnotes (cont.):

(2)

Represents “realizable” pay as reported in company annual proxy statements and includes: salaries; annual bonuses earned; long-term incentive awards that have vested or been exercised; the increase/decrease in long-term incentive awards that are still outstanding; and one-off payments like severance to outgoing executives and sign-on awards for incoming executives.

The chart below illustrates the CEO three-year relationship between relative pay and relative performance versus the peers through 2018 (referenced in the preceding table).

*	Three-year pay history reflects Mr. Gorder’s realizable pay during this period.

Compensation Discussion and Analysis—Detail

Adoption of Compensation Governance Best Practices

We use executive pay arrangements that are commonly recognized as best practices. Our executive pay program includes these leading practices.

PAY FOR PERFORMANCE

•	Incentive compensation (annual bonus and long-term incentives) represents the majority (ranging from 75 percent to 89 percent) of the targeted direct compensation of our named executive officers.
•	We target 50 percent of the long-term incentive value granted to our named executive officers to be awarded in the form of performance shares tied to relative TSR performance.

2020 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

STOCKHOLDER ALIGNMENT

•	We use multiple performance metrics to motivate achievements that complement one another and that contribute to the long-term creation of stockholder value.
•	Our executive officers and directors are subject to meaningful stock ownership guidelines.
•	We engage in stockholder outreach to solicit the input of stockholders to our pay programs (including participation by the chair of our Compensation Committee).

PROGRAM DESIGN

•

Incentives are balanced between absolute performance goals (rewarding the achievement of pre-established goals) and relative measures (linking the incentives to surpassing the performance of our peers).

•	We have maximum payout ceilings on both our annual bonus opportunities and our performance shares.
•	Our executive pay programs include design features that mitigate against the risk of inappropriate behaviors.

PAY BENCHMARKING

•

Valero’s revenues and market capitalization are within a reasonable range of the median revenues and market capitalization of the peer group of companies within our industry against which we benchmark our executives’ pay, reflecting that we make pay comparisons in a size-appropriate fashion.

•	We benchmark against the median pay levels of the peer group for each of base pay, annual bonus, long-term incentives, and total target pay.

AVOID PROBLEMATIC PAY PRACTICES

•	We have eliminated all change-in-control gross-ups for potential parachute excise taxes and maintain a policy against the implementation of change-in-control arrangements that contain gross-ups.
•

We have a policy stipulating that grants of performance shares contain “double trigger” terms and conditions for vesting in a change-of-control context such that performance shares will vest on a partial, pro rata basis following termination of employment (rather than vesting automatically in full upon the change of control).

•	Our long-term incentive program mandates that stock options cannot be re-priced without stockholder approval.
•

Our executive officers and directors are prohibited from pledging shares of Common Stock as collateral or security for indebtedness, and may not purchase, sell, or write calls, puts, or other options or derivative instruments that are designed to hedge or offset any decrease in the market value of our Common Stock.

•	We have a “clawback” policy requiring the return of incentive payments in certain restatement situations.

STRONG GOVERNANCE

•

Our Compensation Committee is composed entirely of directors who meet the independence requirements of the SEC and NYSE as well as pertinent tax requirements for preserving the deductibility of executive pay.

•	Our Compensation Committee retains the services of an independent executive compensation consultant that provides services directly to the Committee.
•	We conduct an annual say-on-pay vote as recommended by our stockholders.
•	We have a declassified board of directors; all of our directors stand for re-election each year.
•	Our Board has approved a limitation on the amount of equity compensation that may be paid to our non-employee directors in any year.
•	We have ten independent directors who serve on three fully independent committees.
•	Five of the ten independent directors represent diversity of ethnicity or gender (including three women).
•	Our Bylaws grant proxy access to our stockholders.
•	Our Bylaws permit stockholders to call special meetings of stockholders.

Dialogue With Stockholders

Valero’s strong corporate governance principles, implemented under the guidance of the Board, are a major driving force in encouraging constructive dialogue with stockholders and other stakeholders. Valero’s senior management team reaches out to stockholders for dialogue concerning our compensation programs and other matters of concern to our stockholders. Our stockholder outreach efforts have been constructive and have provided management with insight on executive compensation issues and other matters that are important to our stockholders.

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COMPENSATION DISCUSSION AND ANALYSIS

We carefully consider the results of the most recent stockholder advisory vote on executive compensation (say-on-pay). As part of our dialogue with stockholders, we determine how the stockholders have voted on our say-on-pay proposals, and we discuss any issues of concern. Certain members of our board of directors, including the chairs of our Compensation Committee and Nominating/Governance and Public Policy Committee have participated in this outreach.

Our engagements with stockholders have provided management with the opportunity to review our executive compensation practices and explain the principles on which they were designed. Input from our stockholders through these engagements was considered by the Compensation Committee when establishing Valero’s 2020 executive compensation programs, which will include the following changes.

•

Within the 2020 Annual Incentive Bonus program, the Strategic segment includes an expanded array of strategic initiatives and projects, which will be assessed annually. Included are financial, operational, organizational and ESG-related initiatives, which contribute to the overall success of the company during the year and support the company’s long-term strategy. The change is more fully described under the caption, “Annual Incentive Bonus.”

•

The 2020 Performance Shares component of the Long-term Incentives program has been expanded to include a returns-based performance measure (Return on Invested Capital) in addition to continued utilization of a relative TSR performance measure. The change is more fully described under the caption, “Long-term Incentive Awards.”

Our engagement process is described further in this proxy statement in the “Stockholder Engagement” section.

Administration of Executive Compensation Programs

Our executive compensation programs are administered by our Board’s Compensation Committee. The Committee is composed of three independent directors from our Board. They do not participate in our executive compensation programs. Policies adopted by the Committee are implemented by our compensation and benefits staff. In 2019, the Committee retained Exequity LLP as an independent compensation consultant for executive and director compensation matters. The nature and scope of the consultant’s services are described below under the caption, “Compensation Consultant Disclosures.”

BENCHMARKING DATA

The Compensation Committee uses peer group compensation data to assess benchmarks of base salary, annual incentive compensation, and long-term incentive compensation. The Committee uses the Compensation Comparator Group (further described below) to benchmark compensation for our named executive officers. This reference is sometimes referred to in this proxy statement as “compensation survey data” or “competitive survey data.”

Compensation Comparator Group

The Compensation Comparator Group (applicable to 2019 salary and bonus decisions) comprises the following companies that engage in U.S. domestic oil and gas operations:

BP p.l.c.	Marathon Oil Corporation
Chevron Corporation	Marathon Petroleum Corporation
Exxon Mobil Corporation	Murphy Oil Corporation
Hess Corporation	Phillips 66
HollyFrontier Corporation	Royal Dutch Shell plc

The Compensation Comparator Group is relevant to our business because we compete with the member companies for talent at every level from entry-level employees to senior executives. We believe that our pay comparisons are size-appropriate because the median revenues and market capitalization of the Compensation Comparator Group are both within a reasonable range of Valero’s revenues and market capitalization for the period covered in the pay study. Both were below Valero’s revenues and market capitalization. Our understanding of this group’s compensation programs and levels is vitally important in order to remain competitive in the market for employee talent.

Given Valero’s size and complexity, our employees at all levels would be qualified candidates for similar jobs at any of the companies included in this group. The Compensation Comparator Group was approved by the Compensation Committee in October 2018 when 2019 executive pay levels were initially considered and established according to the annual pay review process as described further under the caption, “Process and Timing of Compensation Decisions.”

2020 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

In October 2019, the Compensation Committee considered and approved changes to the Compensation Comparator Group, which was utilized in establishing 2019 LTI targets and awards as described further under the caption, “Long-term Incentive Awards.” The Compensation Committee established the new group after considering (i) companies with geographic proximity to Valero; (ii) companies within an appropriate and comparable size based on revenues and market capitalization, (iii) companies generally employing typical U.S.-based approaches to executive pay; and (iv) companies outside of the oil and gas industry that have similar organizational complexity, operational scope, and that perform similarly to Valero.

Changes to the Compensation Comparator Group include the elimination of BP p.l.c., Royal Dutch Shell plc, Hess Corporation, Marathon Oil Corporation, and Murphy Oil Corporation; the addition of ConocoPhillips, EOG Resources, Inc., Halliburton Company, Occidental Petroleum Corporation, Dow Inc., Ford Motor Company, and General Motors Company. Marathon Petroleum Corporation, Phillips 66, Chevron Corporation, Exxon Mobil Corporation, and HollyFrontier Corporation were retained as peer companies.

Our compensation and benefits staff, under supervision of the Compensation Committee, develops recommendations for base salary, bonuses, and other compensation arrangements using the compensation survey data with assistance from Exequity. Our use of the data is consistent with our philosophy of providing executive compensation and benefits that are competitive with companies that we compete with for executive talent. In addition, the competitive compensation survey data and analyses assist the Compensation Committee in assessing our pay levels and targets relative to companies in the Compensation Comparator Group. See “Elements of Executive Compensation—Benchmarking Competitive Pay Levels.”

Performance Peer Group

We also use a peer group for purposes of determining the relative performance of Valero’s total stockholder return (TSR). We use this relative TSR metric in our performance shares incentive program. The 2019 performance peer group was selected based on the members’ engagement in U.S. domestic refining and marketing operations or due to the members’ strong stock price correlation to Valero.

Our use of different peer groups for compensation and performance is based on our belief that when measuring business performance, companies with a similar business model should be included. But we also recognize that comparing the performance of Valero’s generally non-integrated operations with those of upstream and integrated oil companies can result in anomalies due to the mismatch in how similar industry-specific events can impact companies with these varying business models. In addition, there are relatively few companies in our business against which clear comparisons can be drawn, rendering a peer group composition more challenging than in most industries.

In October 2019, the Compensation Committee established a peer group for TSR measurement applicable to the 2019 awards of performance shares (which have TSR measurement periods ending in 2020, 2021, and 2022). Removed from the peer group for the 2019 awards were BP p.l.c. and Royal Dutch Shell plc, while ConocoPhillips, EOG Resources, Inc., and Occidental Petroleum Corporation were added. Also added was the Energy Select Sector SPDR Fund (XLE) index, which includes 30 energy companies and serves as a proxy for stock price performance of the energy sector and includes companies with which we compete for capital. The change in the index price across the designated performance periods will be measured as TSR. The Compensation Committee believes that the revised performance peer group represents an improved group of companies for making head-to-head performance comparisons in a competitive operating environment that is primarily characterized by US-based downstream refining operations. Valero is included in this peer group when results are calculated. In addition to Valero, the performance peer group for the 2019 awards is composed of the following 10 members.

ConocoPhillips	Marathon Petroleum Corporation
CVR Energy Inc.	Occidental Petroleum Corporation
Delek US Holdings	PBF Energy Inc.
EOG Resources, Inc.	Phillips 66
HollyFrontier Corporation	Energy Select Sector SPDR Fund (XLE)

PROCESS AND TIMING OF COMPENSATION DECISIONS

The Compensation Committee has reviewed and approved all compensation targets and payments for the named executive officers each year in conjunction with Valero’s annual strategic planning meeting (October or November). The Chief Executive Officer evaluates the performance of the other executive officers and develops individual recommendations based upon the competitive survey data. The Chief Executive Officer and the Committee may make adjustments to the recommended compensation based upon an assessment of an individual’s performance and contributions to Valero. The compensation for the Chief Executive Officer is reviewed by the Compensation Committee and recommended to the Board’s independent directors for approval. This assessment is based on the

36

COMPENSATION DISCUSSION AND ANALYSIS

competitive survey data and other factors described in this Compensation Discussion and Analysis, and adjustments may be made based upon the independent directors’ evaluation of the Chief Executive Officer’s performance and contributions.

We evaluate the total compensation opportunity offered to each executive officer at least once annually. The Compensation Committee establishes the target levels of annual incentive and long-term incentive compensation for the current fiscal year based upon its review of competitive market data provided by Exequity. The Compensation Committee also reviews competitive market data for annual salary rates for executive officer positions for the next fiscal year and recommends new salary rates to become effective the next fiscal year. The Compensation Committee may, however, review salaries or grant long-term incentive awards at other times during the year because of new appointments or promotions. Our Compensation Committee does not time the grants of long-term incentive awards around Valero’s release of undisclosed material information.

In January 2020 the Compensation Committee approved a change to the timing of the annual grant of long-term incentive awards to executive officers. In 2019 and prior years, annual grants were administered in the fourth quarter in conjunction with the annual review of executive compensation. Beginning in 2020, annual grants of long-term incentive awards are now administered in the first quarter to better align with market practices and to more closely coincide with base salary changes, which typically occur effective January 1. The 2020 annual long-term incentive awards for executive officers were administered in February 2020.

Elements of Executive Compensation

Our executive compensation programs include the following material elements:

We chose these elements to foster the potential for both current and long-term compensation opportunities and to attract and retain executive talent. We believe that variable pay (i.e., annual incentive bonus and long-term equity-based incentives that do not become a permanent part of base salary)—when delivered through appropriate incentives—is ultimately the best way to drive total compensation among our executive officers.

We believe that a significant portion of the compensation paid to our named executive officers should be incentive-based and determined by both company and individual performance. Our executive compensation program is designed to accomplish the following long-term objectives:

•	to provide compensation payouts that are tied to the performance of internal and external metrics both on a relative and absolute basis;
•	to align executives’ pay opportunities with stockholder value creation; and
•	to attract, motivate, and retain the best executive talent in our industry.

We believe that superior performance is motivated when an executive’s earn-out of his or her full compensation opportunities is contingent on achieving performance results that exceed pre-established goals and/or outperforming our industry peers.

Our annual incentive program rewards are tied to:

•	Valero’s attainment of key financial performance measures;
•	Valero’s success in key operational and strategic measures;
•	safe operations;
•	environmental stewardship;
•	reliable operations; and
•	cost management.

2020 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS

Our long-term equity incentive awards are designed to tie executives’ financial reward opportunities with increased stockholder value creation as measured by:

•	long-term stock price performance (both absolute and relative to our peer group); and
•	payment of regular dividends.

Base salary is designed to provide a fixed level of competitive pay that reflects the executive officer’s primary duties and responsibilities, and to provide a base upon which incentive opportunities and benefit levels are established.

The long-term incentive awards in our compensation program include performance shares and restricted stock. We believe that incentives that drive stockholder value should also drive executive officer pay. We note that performance shares, when issued, do not assure a payout to the executive officer unless and until stockholder value is created through both company performance and TSR relative to our peers. We also believe that executive officers should hold an equity stake in the company to further motivate the creation of stockholder value, which is why we include awards of restricted stock in our long-term incentive program coupled with stock ownership guidelines.

BENCHMARKING COMPETITIVE PAY LEVELS

Our Compensation Committee benchmarks base salaries for our named executive officers against the 50th percentile (median) of competitive survey data and may make decisions to pay above or below this target based on individual circumstances (e.g., performance of the executive, internal parity, and management succession planning).

We also benchmark annual bonus, long-term incentive targets (expressed as a percentage of base salary), and total targeted pay for each executive position by reference to the 50th percentile (median) benchmark of the Compensation Comparator Group, and may make decisions to award above or below these targets based on individual circumstances (e.g., performance of the executive, internal parity, and management succession planning). Preserving flexibility to award incentive opportunities above or below the median peer levels helps tailor the incentives to the executive and the role, resulting in a more customized match of competitive pay opportunities and pay-for-performance design attributes.

In addition to benchmarking competitive pay levels to establish compensation levels and targets, we also consider the relative importance of a particular management position in comparison to other management positions in the organization. In this regard, when setting the level and targets for compensation for a particular position, we evaluate that position’s scope and nature of responsibilities, size of business unit, complexity of duties and responsibilities, as well as that position’s relationship to managerial authorities throughout the management ranks of Valero.

RELATIVE SIZE OF MAJOR COMPENSATION ELEMENTS

An executive officer’s Total Target Pay is structured so that realizing the targeted amount is highly contingent on Valero’s performance due to the executive’s level of at-risk pay. We use the term “Total Target Pay” to refer to the sum of an executive’s base salary, targeted incentive bonus, and the target values of long-term incentive awards.

38

COMPENSATION DISCUSSION AND ANALYSIS

The following graphics summarize the relative target pay mix of base salary and incentive compensation for 2019 for our named executive officers.

When setting executive compensation, the Compensation Committee considers the amount and form of compensation payable to an executive officer. The Committee seeks to achieve an appropriate balance between immediate cash rewards for the achievement of company and personal objectives and long-term incentives that align the interests of our officers with those of our stockholders. The size of each element is based on the assessment of competitive market practices as well as company and individual performance.

The Compensation Committee analyzes Total Target Pay from a market competitive perspective, and then evaluates each component relative to its market reference. The Committee believes that making a significant portion of an executive officer’s incentive compensation contingent on long-term stock price performance more closely aligns the executive officer’s interests with those of our stockholders.

Because we place a large amount of Total Target Pay at risk in the form of variable pay (annual bonus and long-term incentives), the Committee generally does not adjust current compensation based upon realized gains or losses from prior incentive awards or current stock holdings. For example, we normally will not change the size of a target long-term incentive grant in a particular year solely because of Valero’s stock price performance during the immediately preceding years. The Compensation Committee recognizes that the refining and marketing industry is volatile and strives to maintain a measure of predictability consistent with a substantial reliance on variable compensation structures in furtherance of a fundamental pay-for-performance philosophy.

INDIVIDUAL PERFORMANCE AND PERSONAL OBJECTIVES

The Compensation Committee evaluates the individual performance of, and performance objectives for, our named executive officers. Performance and compensation for our Chief Executive Officer are reviewed and approved by the Board’s independent directors with recommendations from the Compensation Committee. For officers other than the Chief Executive Officer, individual performance and compensation are evaluated by the Compensation Committee with recommendations from our Chief Executive Officer. Individual performance and objectives are specific to each officer position.

Criteria used to measure an individual’s performance may include assessment of objective criteria (e.g., execution of projects within budget parameters, improving an operating unit’s profitability, or timely completing an acquisition or divestiture) as well as qualitative factors such as the executive’s ability to lead, ability to communicate, and successful adherence to Valero’s stated values (i.e., commitment to safety, commitment to the environment, commitment to our communities, commitment to our employees, and commitment to our stakeholders). There are no specific weights assigned to these various elements of performance.

BASE SALARIES

Base salaries for our named executive officers are approved by the Compensation Committee after taking into consideration median practices for comparable roles among the peer companies. The Compensation Committee also considers the recommendations of the

2020 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

Chief Executive Officer for officers other than the Chief Executive Officer. The base salary and all other compensation of the Chief Executive Officer are reviewed and approved by the independent directors of the Board.

Base salaries are reviewed annually and may be adjusted to reflect promotions, the assignment of additional responsibilities, individual performance, or the performance of Valero. Salary changes resulting from the annual review are typically made effective on January 1. Salaries are also periodically adjusted to remain competitive with companies within the compensation survey data. An executive’s compensation typically increases in relation to his or her responsibilities within Valero.

ANNUAL INCENTIVE BONUS

We believe that the achievement of short-term financial and operational performance objectives is critical to creating long-term stockholder value. The annual incentive bonus is designed to incentivize executives to achieve industry-leading results as reflected through business-critical financial, operational, and strategic performance measures. We continue as the premier operator in the fuels manufacturing and marketing industry through disciplined execution of our strategic plan and daily focus on operational excellence by our employees and management team. The annual incentive bonus design guides and incentivizes this daily focus with particular emphasis on ensuring safety and protection of our employees, contractors and communities. Our additional focus on operating our plants reliably at the lowest cost allows us to maximize profitability in all margin environments.

The Compensation Committee considers the following to determine bonuses for each officer:

•	the position of the named executive officer, which is used to determine a targeted percentage of base salary that may be awarded as incentive bonus;
•

pre-established performance objectives that include a quantitative financial performance goal (Financial Performance Goal), operational performance goals (Operational Performance Goals), and qualitative goals and objectives including the effective use of capital (Strategic Company Performance Goals) for the completed fiscal year; and

•	a qualitative evaluation of the individual’s performance.

Thus, the amount of the bonus ultimately paid to a named executive officer takes into consideration the Compensation Committee’s assessment of Valero’s and each executive’s performance in relation to the pre-established performance goals more fully described below.

Financial Performance Goal

The Financial Performance Goal considered for our annual incentive bonus targets is EPS, adjusted for special items and impairments that are non-recurring and/or not indicative of our core performance. The Compensation Committee establishes minimum, target, and maximum levels for EPS in the first quarter of the performance year. We believe that this measure appropriately reflects our business planning process and corporate philosophy regarding financial performance measurement. Valero’s performance in 2019 was $5.88 per share (versus a target of $6.65 per share). The following table describes the adjustment to Valero’s 2019 EPS for purposes of the 2019 Financial Performance Goal.

Earnings per common share – assuming dilution	$5.84
Exclude: Loss on early redemption of debt (1)	(0.04)
Adjusted EPS for Financial Performance Goal	$5.88

(1)

The penalty and other expenses incurred in connection with the early redemption of our 6.125% senior notes due Feb. 1, 2020 are not associated with the ongoing costs of our borrowing and financing activities.

Operational Performance Goals

The Operational Performance Goals considered for our annual incentive bonuses, as established and approved by the Compensation Committee in the first quarter of the performance year, are measured against:

•

Valero’s achievements in the areas of health, safety, and environmental stewardship including environmental scorecard incidents, process safety incidents, reportable spills, environmental management system scores, and health & safety management system scores;

•	Valero’s achievements in improving refining competitiveness through improved mechanical availability; and
•	Valero’s achievements in managing refinery operating costs.

40

COMPENSATION DISCUSSION AND ANALYSIS

These Operational Performance Goals are set at levels deemed to be challenging to achieve, but reasonably attainable with strong performance. We believe that these measures appropriately reflect key business objectives of Valero. After completion of the fiscal year, each of the Operational Performance Goals is measured against Valero’s actual performance in these areas and the minimum, target, and maximum levels established by the Compensation Committee. Valero’s performance score for 2019 for this category was 85.30 percent (versus a target score of 40.00 percent). For additional details on Valero’s 2019 performance versus targeted amounts for our Operational Performance Goals, see the “Annual Incentive Bonus Performance Goals” table that follows in this section.

Strategic Company Performance Goals

Valero’s Strategic Company Performance Goals were established in the first quarter of the 2019 performance year by the Chief Executive Officer and approved by the Compensation Committee. Included in these goals for 2019 was a qualitative capital-based performance measure assessed by the Compensation Committee through Return on Capital Employed (ROCE) and a qualitative assessment by the Compensation Committee of cost control initiatives. After completion of the fiscal year, the Strategic Company Performance Goals were evaluated as a whole.

Significant achievements in this area for 2019 included: (i) the creation of long-term stockholder value and the return of cash to stockholders through a quarterly cash dividend increase from $0.80 per share to $0.90 per share and $0.78 billion of common stock repurchases; (ii) the return of 43% of adjusted net cash provided by operating activities to stockholders through dividends and stock buybacks which is in line with management’s payout goal; (iii) the successful completion of capital projects to expand our market reach and capture margins including the completion of an alkylation unit at our Houston refinery and of the Central Texas Pipelines and Terminals project; (iv) the successful execution of Valero’s capital expenditures plan, which totaled $2.6 billion for 2019; (v) ROCE achievement of 6.9%; and (vi) identified cost savings and expense management totaling $177 million. Valero’s performance score for 2019 for this category was 20.0 percent (versus a target score of 20.0 percent).

In January 2020, the Compensation Committee approved changes to the Strategic Company Performance Goals component of the 2020 Annual Incentive Bonus program. This component now includes evaluation by the Compensation Committee of accomplishments related to a comprehensive array of strategic initiatives and projects (detailed in the table below), which contribute to the overall success of the company during the year and support the company’s long-term strategy.

Strategic Area		Initiative/Project/Objective
Returns to Stockholders	•	Return cash to stockholders through dividends and stock buybacks
Disciplined Use of Capital	•	Balanced utilization of sustaining and growth capital vs target
Operational Excellence	•	Execution of capital projects and turnarounds
	•	Margin improvement and market expansion
	•	Cost management and expense control
Organizational Excellence	•	Strategic communications
	•	Succession planning and leadership development
	•	Innovation
	•	Public policy
Environmental, Social and Governance (ESG) Efforts & Improvement	•	Environmental stewardship
	•	Sustainability
	•	Diversity and inclusion
	•	Compliance
	•	Corporate citizenship and community

2020 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

Valero’s Achievement of Performance Goals for 2019

The following table details the performance targets and final results of Valero’s achievements in 2019 for each of the sub-components of the bonus program’s Financial Performance Goal, Operational Performance Goals, and Strategic Goals.

Annual Incentive Bonus Performance Goals and Achievement
	Component	Weighting	Minimum	Target	Maximum	Achieved in 2019	Bonus Percent Earned (1)
Financial Performance Goal

I.	EPS,adjusted ($/share)	40.00%	$1.66	$6.65	$13.30	$5.88	39.78%

Operational

II.	Health,Safety, and Environmental (2)	13.33%	0.0%	112.5%	225.0%	221.87%	29.58%

III.	MechanicalAvailability (3)	13.33%	95.6	96.2	97.6	97.0	25.72%

IV.	RefiningCash Operating Expense Management (4) ($/EDC)	13.34%	$145	$120	$111	$110	30.00%

	subtotal	40.00%				subtotal	86.30%

Strategic

V.	CompanyGoals and Objectives (5)	20.00%					20.00%

Total		100.00%					145.08%

Footnotes:

(1)	Represents performance achieved in 2019 and component percent weighting.

(2)

Consists of 14 separately weighted health, safety, and environmental metrics across Valero’s three business units with an aggregated performance score opportunity ranging from 0% to 225%. Performance measures include environmental scorecard incidents, process safety incidents, reportable spills, environmental management system scores, and health & safety management system scores. Performance “achieved” was at 98.6% of maximum.

(3)	Using the Mechanical Availability scoring from the industry-standard Solomon Associates survey in which “Target” represents median performance.

(4)

Using the Cash Operating Expense per EDC (Equivalent Distillation Capacity) metric as reported in the industry-standard Solomon Associates survey in which “Target” represents median performance (lower is better).

(5)

As established by the Compensation Committee in consultation with the CEO, and includes a qualitative assessment of progress against strategic objectives, use of capital and cost control initiatives. Performance “achieved” was at maximum. Changes to the Strategic segment for 2020 are described more fully under the caption, “Strategic Company Performance Goals” in this section.

The final 2019 bonus amounts paid to our named executive officers were determined as a function of: (i) Valero’s performance as measured against the financial, operational, and strategic performance goals, and (ii) the Committee’s assessment of the named executive officers’ individual performance in 2019.

The following table summarizes the 2019 bonus amounts paid to our named executive officers:

	Gorder	Titzman	Riggs	Fraser	Simmons
Base Salary (1)	$1,745,000	$725,000	$840,000	$600,000	$650,000
Bonus Target Percentage (2)	160%	80%	100%	80%	65%
Bonus Target Amount (3)	$2,792,000	$580,000	$840,000	$480,000	$422,500
Bonus Percentage Achieved (4)	145.08%	145.08%	145.08%	145.08%	145.08%
Earned Target Incentive Bonus (5)	$4,050,634	$841,464	$1,218,672	$696,384	$612,963
Bonus Amount Paid (6)	$4,100,000	$842,000	$1,250,000	$700,000	$625,000

Footnotes:

(1)	Base salary is the officer’s base salary at December 31, 2019.

(2)	Bonus target as a percentage of base salary.

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COMPENSATION DISCUSSION AND ANALYSIS

Footnotes (cont.):

(3)	Determined by multiplying “Bonus target percentage” times “Base salary.”

(4)	Valero’s performance score for “Bonus percentage achieved” was 145.08% based on results of the Annual Incentive Bonus Performance Goals detailed in the previous table.

(5)	Determined by multiplying “Bonus target amount” times “Bonus percentage achieved.”

(6)

As disclosed in the Summary Compensation Table. The actual amount paid was determined based on: (i) Valero’s performance as measured against financial, operational, and strategic goals, and (ii) the Committee’s assessment of the named executive officers’ individual performance in 2019.

LONG-TERM INCENTIVE AWARDS

We provide stock-based, long-term compensation to our executive officers through our stockholder-approved equity plan. The plan provides for a variety of stock and stock-based awards, including restricted stock which vests over a period (at least three years) determined by the Compensation Committee, and performance shares that vest (become non-forfeitable) contingent upon Valero’s achievement of an objective performance goal.

For 2019, the mix of long-term incentives awarded to our named executive officers was split evenly, on a share value basis, between grants of restricted stock and awards of performance shares. We believe that these awards create a powerful link between the creation of stockholder value and executive pay delivered. In addition, we believe that the balance between absolute performance alignment through restricted shares, and the relative performance objectives underscored by the relative TSR performance shares, is appropriate. In order for executives to fully realize their targeted opportunities, Valero must both perform well and beat the stock price performance of companies in the Performance Peer Group listed above under the caption “Administration of Executive Compensation Programs—Benchmarking Data—Performance Peer Group.”

For each officer, a target amount of long-term incentives is established and is expressed as a percentage of base salary. In establishing award sizes, the Compensation Committee makes primary reference to median peer company grant levels and makes individualized determinations of award sizes based on additional factors such as: each executive’s experience and contribution to company success, internal parity, and management succession. In addition, an executive’s targeted award may be adjusted based upon the Compensation Committee’s determination of the officer’s individual performance, which (for officers other than the Chief Executive Officer) takes into consideration the recommendation of the Chief Executive Officer.

Performance Shares

For 2019, performance share targets represent 50 percent of each executive officer’s long-term incentive target on a share value basis. Performance shares are payable in shares of Common Stock on the vesting dates of the performance shares. Shares of Common Stock are earned with respect to vesting performance shares only upon Valero’s achievement of TSR objectives (measured in relation to the TSR of our peers). Shares not earned in a given performance period expire and are forfeited. Performance shares are also subject to potential forfeiture if an executive terminates his or her employment prior to vesting.

The performance shares awarded in 2019 are subject to vesting in three increments, based upon our TSR compared to our peer group during one-year, two-year, and three-year performance periods. Performance periods measure TSR based on the average closing stock prices for the final 15 trading days of December at the beginning and end of the performance periods, including dividends. At the end of each performance period, our TSR for the period is compared to the TSR of our performance peer group. Shares of Common Stock are awarded based on Valero’s TSR performance versus the peers’ TSR. If Valero’s relative TSR ranking equals the median of the peer group, 100% of the target shares are earned; if Valero ranks in the first or second position among the peers, 200% of the target shares will be earned; if Valero ranks in the last or second-to-last position among the peers, 0% of the target shares will be earned. TSR performance ranking between the second and second-to-last positions will result in payouts determined by straight-line interpolation (unless Valero’s TSR rank equals the median in which case 100% of the target shares will be earned).

Additional shares of Common Stock may be earned based on the accumulated value of dividends paid on Valero’s Common Stock during the pertinent performance period. The amount of accumulated dividends is multiplied by the earned percentage payout (if any) for the performance shares, and the product is divided by the fair market value of the Common Stock on the performance shares’ vesting date. The resulting amount is paid in a whole number of shares of Common Stock. The value of the dividends credited to the outstanding performance shares is paid to participants only to the extent that the underlying performance shares earn shares of Common Stock, based on Valero’s TSR performance, and is paid (in shares of Common Stock) only when the underlying performance shares vest.

Upon vesting, officers can designate up to 50% of the after-tax vested shares of Common Stock to be delivered in cash. If a cash payment is elected, the total number of after-tax shares to be delivered is multiplied by the fair market value of the Common Stock on

2020 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

the performance shares’ vesting date, and the product is multiplied by the cash payment election percentage designated by the award recipient. The resulting amount is paid in cash, with the remainder paid in shares of Common Stock.

As shown in the following table, the vesting outcomes for Valero’s previously granted and outstanding Performance Shares which had performance periods ending on December 31, 2019 effectively demonstrates the alignment of Valero’s long-term incentive program to the interests of Valero’s stockholders.

Performance Shares Grant (Year & Segment)	Final Percentile TSR Ranking versus Peers	Vesting Percentage of Target (Target = 100%) (Range of 0% to 200%)
2016 (final of 3 segments)	3 of 9	200.0% (1)
2017 (2nd of 3 segments)	3 of 9	166.7%
2018 (1st of 3 segments)	2 of 9	200.0%

(1)

The 2016 TSR performance measurement scale provided for maximum payout (200% of target) if Valero’s TSR performance was in the 75th percentile or above of performance within the peer group. This differs from the 2017 and 2018 TSR performance measurement scales which match the 2019 measurement scale as described previously in this section and which require a TSR rank of 1st or 2nd position within the peer group for maximum payout.

In 2020, the Compensation Committee approved new metrics for purposes of the Performance Shares component of the 2020 Annual Long-term Incentive program. In addition to continued utilization of a performance measure based on TSR performance relative to a peer group, the performance shares will also include a performance measure based on Valero’s Return on Invested Capital (ROIC) over a three-year period versus a target. The performance shares awards for 2020 retain the primary design elements as previously described in this section, but will now have the performance-based vesting criteria segmented such that 75% of the target award will be measured against Valero’s relative TSR versus a peer group performance measure and the remaining 25% measured against Valero’s ROIC versus a target performance measure.

Restricted Stock

Restricted stock targets represent the remaining 50 percent of each executive officer’s long-term incentive target on a share value basis. Restricted stock is subject to forfeiture if an executive terminates his or her employment prior to vesting (other than upon retirement and other than following a permitted voluntary termination following a change in control). Dividends are paid on shares of restricted stock as and when dividends are declared and paid on Valero’s outstanding common stock.

Our mix of long-term incentives provides an appropriate balance between the pay-for-performance attributes of performance shares and the equity alignment and retentive qualities of restricted shares. This mix also generally aligns with market practices, and thus supports recruitment and retention of top-quality executive talent.

The Compensation Committee considers and grants long-term incentive awards to our officers and certain other employees annually; grants were made previously during the fourth quarter in conjunction with the last regularly scheduled meeting of the Compensation Committee for the year. The performance shares and restricted stock components of our executive officers’ 2019 long-term incentive awards were granted in October 2019. Beginning in 2020, long-term incentive awards to our officers will be granted annually during the first quarter of the year in order to better align annual pay decisions and awards across salary, target bonus, and long-term incentives, and to align with competitive practices.

Long-Term Incentive Agreement with Mr. Riggs. On Nov. 2, 2019, Mr. Riggs’s operations responsibilities were expanded to oversee not only refining operations but also Valero’s mid-stream and renewable fuels operations. In order to reward Mr. Riggs for his expanded role, and also to help ensure continued retention over the coming years, the Compensation Committee approved restricted share awards to Mr. Riggs in December 2019. The long-term incentive package awarded to Mr. Riggs in December is valued at $5 million and comprises three grants of restricted shares that are scheduled to vest over a three-year period. In addition to appropriately rewarding Mr. Riggs for his expanded role, the long-term incentive agreement is intended to incentivize excellent performance and to ensure the retention of critical talent.

The first grant of 10,548 restricted shares (valued at $1 million) is included in the disclosures for the Summary Compensation Table and Grants of Plan-Based Awards table in this proxy statement. The second grant (27,194 restricted shares, valued at $2 million) was made on Feb. 26, 2020. The third grant of restricted shares (to be valued at $2 million) is scheduled to be made in February 2021, subject to the continued employment of Mr. Riggs on that date.

44

COMPENSATION DISCUSSION AND ANALYSIS

The target pay mix and other descriptions of Mr. Riggs’s annual compensation included in this Compensation Discussion and Analysis excludes the values and terms specific to the long-term incentive agreement described above. The long-term incentive agreement pertains to an award that is specifically targeted at the retention of Mr. Riggs throughout the covered period and is not an integral part of his regular, annual compensation program.

PERQUISITES AND OTHER BENEFITS

Consistent with our goal of providing compensation and benefits that are aligned with market practices among our peers, officers are eligible to receive reimbursement for club dues, federal income tax preparation, home security protection, and an annual health examination. We do not provide executive officers with automobiles or automobile allowances or supplemental executive medical coverage.

We provide other benefits, including medical, life, dental, and disability insurance in line with competitive market conditions. Our named executive officers are eligible for the same benefit plans provided to our other employees, including our Thrift Plan and insurance and supplemental plans chosen and paid for by employees who desire additional coverage.

Consistent with typical practices among our peers, executive officers and other employees whose compensation exceeds certain limits are eligible to participate in non-qualified excess benefit programs whereby those individuals can choose to make larger contributions than allowed under the qualified plan rules and receive correspondingly higher benefits. These plans are described below.

POST-EMPLOYMENT BENEFITS

Pension Plans

We have a noncontributory defined benefit Pension Plan in which most of our employees, including our named executive officers, are eligible to participate and under which contributions by individual participants are neither required nor permitted. We also have a noncontributory, non-qualified Excess Pension Plan and a non-qualified Supplemental Executive Retirement Plan (SERP), which provide supplemental pension benefits to certain highly compensated employees. Our named executive officers are participants in the SERP. The SERP is offered to align with competitive practices among our peers, and to thus support recruitment and retention of critical executive talent. The Excess Pension Plan and the SERP provide eligible employees with additional retirement savings opportunities that cannot be achieved with tax-qualified plans due to Internal Revenue Code limits on (i) annual compensation that can be taken into account under qualified plans, or (ii) annual benefits that can be provided under qualified plans. These plans are further described in the disclosures under the caption “Executive Compensation—Post-Employment Compensation.”

Nonqualified Deferred Compensation Plans

Deferred Compensation Plan. Our named executive officers are eligible to participate in our Deferred Compensation Plan (“DC Plan”). The DC Plan is offered to align with competitive practices among our peers, and thereby support recruitment and retention of executive talent. The DC Plan permits eligible employees to defer a portion of their salary and/or bonus until separation (i.e., retirement or termination of employment). Under the DC Plan, each year eligible employees are permitted to elect to defer up to 30 percent of their salary and/or 50 percent of their cash bonuses to be earned for services performed during the following year. We have not made discretionary contributions to participants’ accounts, and currently we have no plans to do so.

All amounts credited under the DC Plan (other than discretionary credits) are immediately 100 percent vested. Any discretionary credits, if ever granted, will vest in accordance with the vesting schedule determined at the time of the grant of discretionary credits. Participant accounts are credited with earnings (or losses) based on investment fund choices made by the participants among available funds selected by Valero’s Benefits Plans Administrative Committee.

Excess Thrift Plan. Our Excess Thrift Plan provides benefits to participants in our Thrift Plan whose annual additions to the Thrift Plan are subject to the limitations on annual additions as provided under Section 415 of the Internal Revenue Code, and/or who are constrained from making maximum contributions under the Thrift Plan by Section 401(a)(17) of the Internal Revenue Code, which limits the amount of an employee’s annual compensation which may be taken into account under that plan. Two separate components comprise the Excess Thrift Plan: (i) an “excess benefit plan” as defined under Section 3(36) of ERISA; and (ii) a plan that is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

Additional information about these plans and contributions made by Valero and each of our named executive officers under non-qualified defined contribution and other deferred compensation plans are presented in this proxy statement under the caption “Executive Compensation—Nonqualified Deferred Compensation.”

2020 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

Change of Control Severance Arrangements

We have change of control severance agreements with each of our named executive officers. The agreements are intended to assure the continued objectivity and availability of the officers in the event of any merger or acquisition that would likely threaten the job security of many top executives. These arrangements are also intended to maintain executive focus and productivity in a period of uncertainty. If a change of control occurs during the term of an agreement, the agreement becomes operative for a fixed three-year period. The agreements provide generally that the officers’ terms and conditions of employment will not be adversely changed during the three-year period after a change of control. For information regarding payments that may be made under these agreements, see the disclosures in this proxy statement under the caption “Executive Compensation—Potential Payments upon Termination or Change of Control.”

Accounting and Tax Treatment

ACCOUNTING TREATMENT

Compensation expense for our share-based compensation plans is based on the fair value of the awards granted and is recognized in income on a straight-line basis over the shorter of (a) the requisite service period of each award, or (b) the period from the grant date to the date retirement eligibility is achieved if that date is expected to occur during the nominal vesting period. Specific components of our stock-based compensation programs are discussed in Note 14 of Notes to Consolidated Financial Statements in Valero’s Annual Report on Form 10-K for the year ended Dec. 31, 2019.

TAX TREATMENT

Section 162(m) of the Internal Revenue Code of 1986 generally limits the deductibility of compensation paid to certain top executives to $1 million. In previous years, there was an exemption from this $1 million deduction limit for compensation payments that qualified as “performance-based” under applicable regulations. However, the enactment of the Tax Cuts and Jobs Act of 2017 eliminated the performance-based compensation exemption, except with respect to certain grandfathered arrangements.

We believe that outstanding stock options, as well as performance shares granted in 2017, continue to qualify as performance-based compensation under the grandfather rules provided under the Tax Cuts and Jobs Act of 2017. Grants of restricted stock that are not subject to specific quantitative performance measures, and that were awarded in 2017 and earlier years, will likely not qualify as performance-based compensation under the Section 162(m) grandfather rules, and in such event, would be subject to Section 162(m) deduction restrictions.

Prospectively, for pay vehicles granted and earned in 2019 and beyond, the Tax Cuts and Jobs Acts of 2017 eliminated the deductibility of most components of pay to certain top executives to the extent that such pay exceeds $1 million in a year. Consistent with Valero’s historic approach to deductibility under former Section 162(m), the Compensation Committee will continue to exercise flexibility and discretion in determining whether any given form of pay should be designed and administered to qualify for full deductibility.

Compensation-Related Policies

POLICY ON VESTING OF PERFORMANCE SHARES UPON CHANGE OF CONTROL OF VALERO

Our Board has adopted a policy regarding the vesting of performance shares upon a change of control of Valero. The policy provides that performance shares granted to participants in Valero’s equity incentive plans will not vest automatically upon the date of a change of control (as defined in the applicable plan) of Valero. The policy further provides that in making awards of performance shares to participants, the Compensation Committee may provide in the award agreement with the participant that if a participant’s employment with Valero is terminated following a change of control, any unvested performance shares held by the participant will vest on a partial, pro rata basis on the date of the participant’s termination of employment, with such qualifications for an award as the Committee may determine. The policy is available on our website at www.valero.com > Investors > Corporate Governance > Governance Documents.

EXECUTIVE COMPENSATION CLAWBACK POLICY

Under our executive compensation clawback policy, in the event of a material restatement of Valero’s financial results, the Board, or the appropriate committee thereof, will review all bonuses and other incentive and equity compensation awarded to our executive

46

COMPENSATION DISCUSSION AND ANALYSIS

officers. The policy provides that if the bonuses and other incentive and equity compensation would have been lower had they been calculated based on such restated results, the Board (or committee), will, to the extent permitted by governing law and as appropriate under the circumstances, seek to recover for the benefit of Valero all or a portion of the specified compensation awarded to executive officers whose fraud or misconduct caused or partially caused such restatement, as determined by the Board (or committee). In determining whether to seek recovery, the policy states that the Board (or committee) shall take into account such considerations as it deems appropriate, including governing law and whether the assertion of a claim may prejudice the interests of Valero in any related proceeding or investigation. The policy is available on our website at www.valero.com > Investors > Corporate Governance > Governance Documents.

COMPENSATION CONSULTANT DISCLOSURE POLICY

Per the terms of our compensation consultant disclosure policy, Valero will make certain disclosures pertaining to compensation consultants in our proxy statements for annual meetings of stockholders. For any compensation consultant retained by the Compensation Committee to provide compensation advice with respect to the compensation disclosed in the Summary Compensation Table in the proxy statement, we will disclose (i) the total fees paid annually to the consultant for compensation-related services and non-compensation-related services, (ii) a description of any non-compensation-related services provided by the consultant, and (iii) any services that the consultant has provided to senior executives of Valero and the nature of those services. The policy is available on our website at www.valero.com > Investors > Corporate Governance > Governance Documents.

STOCK OWNERSHIP GUIDELINES

We have adopted stock ownership guidelines applicable to our officers and non-employee directors. The guidelines require that non-employee directors acquire and hold during their service shares of Common Stock equal in value to at least five times their annual cash retainer. Our officers are required to meet the applicable guidelines stated below.

Officer Position	Value of Shares Owned
Chief Executive Officer	5x Base Salary
President	3x Base Salary
Executive Vice Presidents	2x Base Salary
Senior Vice Presidents	1x Base Salary
Vice Presidents	1x Base Salary

Officers and non-employee directors have five years after becoming subject to the guidelines to meet the requisite ownership threshold and, once attained, are expected to continuously own sufficient shares to meet that threshold.

PROHIBITION AGAINST HEDGING AND PLEDGING

Our policies prohibit our directors, officers, and employees from speculating in our stock, which includes short selling (profiting if the market price of our stock decreases), buying or selling publicly traded options (including writing covered calls), hedging, or any other type of derivative arrangement that has a similar economic effect. In addition, our directors and officers are prohibited from pledging shares of Common Stock as collateral or security for indebtedness. Compliance with the guidelines is monitored by the Compensation Committee. The full text of our guidelines is included in our Corporate Governance Guidelines (as Article IX), available on our website at www.valero.com > Investors Relations > Corporate Governance > Governance Documents.

INSIDER TRADING POLICY

Our Securities Trading Policy prohibits our officers, directors, and employees from purchasing or selling Valero securities while in possession of material, nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations.

2020 PROXY STATEMENT	47

   COMPENSATION CONSULTANT DISCLOSURES

Our Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel, or other adviser, and is directly responsible for the appointment, compensation, and oversight of the work of any compensation consultant, independent legal counsel, or other adviser retained by the Committee. Valero is obligated to provide appropriate funding for the Committee’s retention of a consultant, counsel, or adviser.

In 2019, the Committee retained Exequity LLP as an independent compensation consultant. Exequity provided to the Committee objective expert analysis and independent advice regarding executive and director compensation. For the 2019 executive and director compensation services rendered to the Committee, Exequity earned professional fees of $516,374. Exequity did not provide other consulting services to the Committee, to Valero, or to any senior executives of Valero. Exequity is an independent adviser as determined under the SEC’s rules and the NYSE’s listing standards.

During 2019, Exequity’s executive and director compensation consulting services included:

•	assistance with establishing our overall executive compensation philosophy in light of our business strategies;
•	assistance with selecting peer and comparator companies for benchmarking executive pay and monitoring Valero’s performance;
•	assessment of competitive pay for our executives, with separate analyses of base salary, annual incentive, and long-term incentive compensation;
•	assessment of, and recommendations for, our annual incentive bonus program;
•

assessment of, and recommendation of enhancements to, our long-term incentive program strategy, including (i) the design of an appropriate mix of equity incentive vehicles, (ii) determination of performance measures and measurement techniques, and (iii) determination of competitive equity grant guidelines consistent with our overall pay philosophy;

•	assistance with implementation of the 2020 Omnibus Stock Incentive Plan;
•	updates on trends and developments in executive compensation, new regulatory issues, and best practices;
•	assessment of competitive pay for our directors; and
•	assistance with proxy statement disclosures.

48

   EQUITY COMPENSATION PLAN INFORMATION

The following table presents information regarding our equity compensation plans as of December 31, 2019.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (1)
Approved by stockholders:
2011 Omnibus Stock Incentive Plan (2)	349,462	$34.94	7,740,665
2005 Omnibus Stock Incentive Plan	47,792	17.74	—
Not approved by stockholders:
none	—	—	—
Total	397,254	27.68	7,740,665

Footnotes:

(1)	Securities available for future issuance under these plans can be issued in various forms, including restricted stock, performance shares, stock unit awards, and stock options.

(2)	The number of securities remaining available for future issuance under the 2011 Omnibus Stock Incentive Plan (2011 OSIP) as of Feb. 28, 2020, is 7,202,491.

Additional disclosures about the 2011 OSIP may be found in Proposal No. 4—Approve the 2020 Omnibus Stock Incentive Plan.

Our equity plans are described further in Note 14 of Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2019, included in Valero’s Annual Report on Form 10-K.

2020 PROXY STATEMENT	49

   EXECUTIVE COMPENSATION

The following tables disclose compensation paid to or earned by our named executive officers for 2019. We use captions and headings in these tables that correspond to the SEC regulations requiring these disclosures. The footnotes to these tables provide important information to explain the values presented in the tables.

Summary Compensation Table

This table summarizes the compensation paid to our named executive officers for fiscal years 2019, 2018, and 2017. The elements of compensation listed in the table are described in the Compensation Discussion and Analysis section of this proxy statement and in the table’s footnotes. The officers’ titles listed below are their current titles.

Principal Position (1)	Year	Salary ($)	Stock Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)	Total Excluding Change in Pension Value ($)(7)
Joseph W. Gorder, Chairman of the Board and CEO	2019	1,745,000	14,485,699	4,100,000	7,484,813	360,440	28,175,952	20,691,139
	2018	1,660,000	10,931,251	4,625,000	1,353,779	189,126	18,759,156	17,405,377
	2017	1,585,000	12,734,060	3,800,000	4,269,202	143,998	22,532,260	18,263,058
Donna M. Titzman, EVP and Chief Financial Officer	2019	725,000	2,685,278	842,000	3,573,309	80,275	7,905,862	4,332,553
	2018	641,667	1,508,905	840,000	382,570	70,593	3,443,735	3,061,165
	(8)
R. Lane Riggs, President and Chief Operating Officer	2019	840,000	4,792,892	1,250,000	4,245,462	108,056	11,236,410	6,990,948
	2018	800,000	2,200,997	1,110,000	—	103,172	4,214,169	4,214,169
	2017	700,000	2,710,576	925,000	1,743,387	96,683	6,175,646	4,432,259
Jason W. Fraser, EVP and General Counsel	2019	600,000	2,280,836	700,000	1,811,402	110,874	5,503,112	3,691,710
	(9)
	(9)
Gary K. Simmons, EVP and Chief Commercial Officer	2019	650,000	1,787,833	625,000	2,535,277	175,412	5,773,522	3,238,245
	2018	625,000	1,174,051	705,000	—	81,590	2,585,641	2,585,641
	2017	600,000	1,398,749	620,000	1,345,120	88,961	4,052,830	2,707,710

Footnotes to Summary Compensation Table:

(1)	The persons listed in this table are referred to in this proxy statement as our “named executive officers” (NEOs).

(2)

The amount shown is the “grant date fair value” of stock awards (restricted stock and performance shares) computed under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation–Stock Compensation (FASB ASC Topic 718). The grant date fair values are higher than the “target value” of stock awards for each NEO due to reasons more fully described in Compensation Discussion and Analysis and below in this footnote. The target values of stock awards for the NEOs were (rounded): Mr. Gorder ($10,990,000), Ms. Titzman ($2,500,000), Mr. Riggs ($3,360,000), Mr. Fraser ($2,250,000), and Mr. Simmons ($1,500,000)

The grant date fair values disclosed under FASB ASC Topic 718 for our performance share awards include the values of certain tranches of unvested performance shares that were awarded in years prior to the fiscal year shown in the table. The computations of grant date fair values for performance shares are more fully described in footnote (6) to the Grants of Plan-Based Awards table in this proxy statement.

(footnote (2) continues on the following page)

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EXECUTIVE COMPENSATION

Footnotes to Summary Compensation Table (cont.):

footnote (2) continued

The dollar values included in the “Stock Awards” column include the following components:

	Gorder	Titzman	Riggs	Fraser	Simmons
Restricted Stock	5,900,119	1,341,432	2,803,504	1,207,586	805,057
Performance Shares	8,585,580	1,343,846	1,989,388	1,073,250	982,776
Total (in dollars)	14,485,699	2,685,278	4,792,892	2,280,836	1,787,833

The process used to value and grant restricted stock and performance shares to our NEOs in 2019 is consistent with previous years. For restricted stock awards, the disclosed grant date fair values are higher than the target values for each officer due to the difference between (i) the stock price used to determine the number of restricted shares granted to achieve the target value (determined by using the average closing stock price for the 15 trading days ending the day before the grant) and (ii) the grant date fair value of the award as computed under FASB ASC Topic 718. The target values of restricted stock awards for 2019 were (rounded): Mr. Gorder ($5,495,000), Ms. Titzman ($1,250,000), Mr. Riggs ($1,680,000), Mr. Fraser ($1,125,000), and Mr. Simmons ($750,000). The final value realized by each named executive officer will be determined at a later date upon award vesting.

For performance shares, the grant date fair values disclosed represent the aggregated fair values of three tranches from three separate award years as required under FASB ASC Topic 718 (i.e., first tranche of 2019 award, second tranche of 2018 award, and third tranche of 2017 award). These are deemed to be three separate grants for determining fair value and each is deemed to have a grant date in 2019 per FASB ASC Topic 718. As further described in footnote (6) to the Grants of Plan-Based Awards table, the expected conversion rate (probable outcome) for each of these awards determines a unique fair value per share for each tranche. The expected conversion rates are 112.47% for the 2019 award, 169.95% for the 2018 award, and 142.27% for the 2017 award. The target values for the 2019 grants of performance shares to our NEOs (described further in Compensation Discussion and Analysis) were (rounded): Mr. Gorder ($5,495,000), Ms. Titzman ($1,250,000), Mr. Riggs ($1,680,000), Mr. Fraser ($1,125,000), and Mr. Simmons ($750,000)

(3)

Stock options were not granted to our named executive officers in 2019, 2018, or 2017. Additional information about the restricted stock and performance shares granted in 2019 is disclosed in the Grants of Plan-Based Awards table in this proxy statement. Additional information about restricted stock is disclosed in Note 14 (Stock-Based Compensation) of Notes to Consolidated Financial Statements in Valero’s Annual Report on Form 10-K for the year ended December 31, 2019.

(4)	Represents amounts earned under our annual incentive bonus plan, as described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Bonus.”

(5)

This column represents the sum of the change in pension value and nonqualified deferred compensation earnings for each of the NEOs. There are no above-market or preferential earnings on non-tax-qualified deferred compensation amounts included in the table presented above. The NEOs participate in the same pension and non-qualified deferred compensation plans as similarly situated Valero employees (senior-level Valero executive leadership). The narrative disclosures following the Pension Benefits table describe the present value assumptions used for these calculations. Additional information about Valero’s defined benefit plans is disclosed in Note 13 (Employee Benefit Plans) of Notes to Consolidated Financial Statements in Valero’s Annual Report on Form 10-K for the year ended December 31, 2019.

The following table lists the components of (i) the increase or decrease in total pension values for 2018, and (ii) the increase in total pension values for 2019 for our NEOs.

	Gorder	Titzman	Riggs	Fraser	Simmons
Components of change in value (rounded to ‘000s):
2018
one year increase in age	628,000	207,000	262,000	81,000	225,000
one year increase in service	1,200,000	195,000	272,000	127,000	220,000
pay changes	1,457,000	888,000	635,000	278,000	160,000
assumption changes (primarily decrease in present values due to increase in the discount rates used to determine benefits)	(1,931,000)	(908,000)	(1,205,000)	(423,000)	(923,000)
Total change in pension value 2018	1,354,000	382,000	(36,000)	63,000	(318,000)
2019
one year increase in age	900,000	262,000	311,000	99,000	256,000
one year increase in service	1,227,000	203,000	264,000	124,000	204,000
pay changes	1,993,000	1,267,000	1,220,000	622,000	389,000
assumption changes (primarily increase in present values due to decrease in the discount rates used to determine benefits)	3,364,000	1,841,000	2,451,000	967,000	1,686,000
Total change in pension value 2019	7,484,000	3,573,000	4,246,000	1,812,000	2,535,000

2020 PROXY STATEMENT	51

EXECUTIVE COMPENSATION

Footnotes to Summary Compensation Table (cont.):

footnote (5) continued

The discount rates used in 2019, 2018, and 2017 to determine the present value of accumulated benefits are listed in the disclosures following the Pension Benefits table.

Disclosures in the Summary Compensation Table for 2018 compensation show a zero value for Mr. Riggs and Mr. Simmons per Instruction 3 to Item 402(c)(2)(viii) of Regulation S-K. The actual aggregate changes in the actuarial present value of these officers’ accumulated benefits under their defined benefit and actuarial pension plans (including supplemental plans) were negative values. These negative values were: Mr. Riggs (-$35,467), Mr. Simmons (-$317,781).

(6)

Amounts listed as “All Other Compensation” for 2019 are composed of the following items. Any amount in excess of $10,000 (whether or not such amount may be deemed to be a perquisite or other personal benefit) is separately quantified.

For Mr. Gorder: Valero contributions to the officer’s Thrift Plan account ($19,600), Valero contributions to the officer’s Excess Thrift Plan account ($102,550), home security ($28,449), gross up payment for home security imputed income ($18,458), an executive physical exam, reimbursement of club membership dues, Valero-provided dollars for the purchase of health and welfare benefits ($26,779), imputed income related to payment of UK income tax for trailing income from prior work assignment in England ($153,847), imputed income for tax return preparation fees.

For Ms. Titzman: Valero contributions to the officer’s Thrift Plan account ($19,600), Valero contributions to the officer’s Excess Thrift Plan account ($31,150), an executive physical exam, Valero-provided dollars for the purchase of health and welfare benefits ($24,895), imputed income for tax return preparation fees.

For Mr. Riggs: Valero contributions to the officer’s Thrift Plan account ($19,600), Valero contributions to the officer’s Excess Thrift Plan account ($39,200), home security, gross up payment for home security imputed income, an executive physical exam, reimbursement of club membership dues, Valero-provided dollars for the purchase of health and welfare benefits ($30,084), imputed income for tax return preparation fees.

For Mr. Fraser: Valero contributions to the officer’s Thrift Plan account ($19,600), Valero contributions to the officer’s Excess Thrift Plan account ($22,400), home security, gross up payment for home security imputed income, reimbursement of club membership dues, Valero-provided dollars for the purchase of health and welfare benefits ($30,084), imputed income related to payment of UK income tax for trailing income from prior work assignment in England ($17,699), imputed income for tax return preparation fees.

For Mr. Simmons: Valero contributions to the officer’s Thrift Plan account ($19,600), Valero contributions to the officer’s Excess Thrift Plan account ($25,900), home security ($52,155), gross up payment for home security imputed income ($33,839), an executive physical exam, reimbursement of club membership dues ($10,904), Valero-provided dollars for the purchase of health and welfare benefits ($30,084).

(7)

The values in this column represent the “Total” compensation for 2019 for each NEO when excluding the year-over-year changes to the present values of accumulated benefits under the pension and nonqualified deferred compensation plans, which can increase or decrease significantly from year-to-year due to the actuarial assumptions used in a given year (primarily the discount rates used to determine the present value of accumulated benefits). See footnote (5) above for the specific impact of assumption changes to the total change in pension values in 2019 versus 2018.

The amounts reported in this column are calculated by subtracting the change in pension values reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column, from the amounts reported in the Total compensation column. The amounts reported in this column differ from, and are not substitutes for, the amounts reported in the Total compensation column.

(8)	Ms. Titzman was not a named executive officer for 2017.

(9)	Mr. Fraser was not a named executive officer for 2018 or 2017.

52

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards

The following table describes plan-based awards for our named executive officers in 2019.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock and Option Awards ($) (1)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Joseph W. Gorder	n/a	(2)	—	2,792,000	5,584,000

	10/30/2019	(3)				n/a	59,510	n/a	5,900,119

	n/a	(5)					59,510

	10/30/2019	(6)					19,836	39,672	2,220,640

	10/30/2019	(6)					18,007	36,014	3,023,916

	10/30/2019	(6)					23,766	47,532	3,341,024

Donna M. Titzman	n/a	(2)	—	580,000	1,160,000

	10/30/2019	(3)				n/a	13,530	n/a	1,341,432

	n/a	(5)					13,530

	10/30/2019	(6)					4,510	9,020	504,895

	10/30/2019	(6)					2,903	5,806	487,501

	10/30/2019	(6)					2,500	5,000	351,450

R. Lane Riggs	n/a	(2)	—	840,000	1,680,000

	10/30/2019	(3)				n/a	18,190	n/a	1,803,448

	12/18/2019	(4)				n/a	10,548	n/a	1,000,056

	n/a	(5)					18,190

	10/30/2019	(6)					6,064	12,128	678,865

	10/30/2019	(6)					3,440	6,880	577,679

	10/30/2019	(6)					5,213	10,426	732,844

Jason W. Fraser	n/a	(2)	—	480,000	960,000

	10/30/2019	(3)				n/a	12,180	n/a	1,207,586

	n/a	(5)					12,180

	10/30/2019	(6)					4,060	8,120	454,517

	10/30/2019	(6)					2,150	4,300	361,050

	10/30/2019	(6)					1,833	3,666	257,683

Gary K. Simmons	n/a	(2)	—	422,500	845,000

	10/30/2019	(3)				n/a	8,120	n/a	805,057

	n/a	(5)					8,120

	10/30/2019	(6)					2,706	5,412	302,937

	10/30/2019	(6)					1,917	3,834	321,922

	10/30/2019	(6)					2,546	5,092	357,917

Footnotes to Grants of Plan-Based Awards table:

(1)

The reported grant date fair value of stock awards was determined in compliance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Stock options were not granted to our named executive officers in 2019.

(2)

Represents potential awards under our annual incentive bonus program. Actual amounts earned by our NEOs for 2019 are reported in the Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation.” The “target” amounts listed in the Grants of Plan-Based Awards table are computed by multiplying base salary by 160%, 80%, 100%, 80%, and 65% for Mr. Gorder, Ms. Titzman, Mr. Riggs, Mr. Fraser, and Mr. Simmons, respectively.

2020 PROXY STATEMENT	53

EXECUTIVE COMPENSATION

Footnotes to Grants of Plan-Based Awards table (cont.):

(3)

Represents an award of restricted stock granted Oct. 30, 2019. The shares are scheduled to vest (become nonforfeitable) annually in equal one-third increments. Dividends on the restricted shares are paid as and when dividends are declared and paid on our Common Stock. Restricted stock awards are more fully described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Awards—Restricted Stock.” For each NEO, the dollar amount stated in the column “Grant Date Fair Value of Stock and Option Awards” is included within the amount listed in the “Stock Awards” column of the Summary Compensation Table and in footnote (2) to the Summary Compensation Table.

(4)

Represents an award of restricted stock granted Dec. 18, 2019. The shares are scheduled to vest (become nonforfeitable) annually in equal one-third increments. The grant was made pursuant to a long-term incentive agreement with Mr. Riggs. The agreement is described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term incentive Awards—Restricted Stock—Long-Term Incentive Agreement with Mr. Riggs.” The dollar amount stated in the column “Grant Date Fair Value of Stock and Option Awards” is included within the amount listed in the “Stock Awards” column of the Summary Compensation Table and in footnote (2) to the Summary Compensation Table.

(5)

Represents the number of performance shares awarded under our 2011 Omnibus Stock Incentive Plan to our NEOs on Oct. 30, 2019 under our long-term incentive awards program described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Awards—Performance Shares.” Per the awards’ terms, on a normal vesting date officers can earn, in shares of Common Stock, from 0% to 200% of the number of performance shares that are vesting, based upon Valero’s achievement of objective performance measures during the performance periods prescribed by our Compensation Committee.

The performance shares are scheduled to vest annually in one-third increments (tranches) in January 2021, January 2022, and January 2023, with any resulting payout at those times conditioned upon Valero’s performance during the pertinent performance periods. Only the first tranche of these performance shares is deemed to have a “grant date” in 2019, as explained in footnote (6) below. Our disclosures referenced by footnote (5) are for information purposes only, and tie to the disclosures made by our NEOs in 2019 on Forms 4 in compliance with Section 16 of the Exchange Act. Our disclosures in footnote (6) below are intended to comply with the requirements of Item 402 of Regulation S-K with respect to “grants” of performance shares.

(6)

Item 402(d)(2)(viii) of Regulation S-K requires us to disclose the “grant date fair value” of equity awards “computed in accordance with FASB ASC Topic 718” (Topic 718). Our performance shares are awarded in three tranches, with the tranches having measurement periods (the performance period) of differing lengths. The first tranche of an award has a performance period of 12 months, the second tranche of an award has a performance period of 24 months, and the third tranche of an award has a performance period of 36 months.

The amounts referenced by footnote (6) in the Grants of Plan-Based Awards table above represent three tranches from three separate award years—namely, the first tranche of performance shares awarded in 2019 (awarded on Oct. 30, 2019), the second tranche of performance shares awarded in 2018 (awarded on Oct. 31, 2018), and the third tranche of performance shares awarded in 2017 (awarded on Nov. 1, 2017). Under Topic 718, each of these tranches is deemed to be a separate “grant” for fair value purposes, and each is deemed to have a “grant date” in 2019, that is, Oct. 30, 2019, the date when the Compensation Committee established the peer group of companies for these tranches. The dollar amounts included in the table represent the grant date fair values from the three tranches that are deemed to have a grant date in 2019.

For each NEO, the sum of the dollar amounts stated in the Grants of Plan-Based Awards table’s column entitled “Grant Date Fair Value of Stock and Option Awards” is also included in the Summary Compensation Table, first, within the amount listed in the “Stock Awards” column of the Summary Compensation Table, and second, in footnote (2) to the Summary Compensation Table.

(footnote (6) continues on the following page)

54

EXECUTIVE COMPENSATION

Footnotes to Grants of Plan-Based Awards table (cont.):

footnote (6) continued

The grant date fair values for the performance shares included in the Grants of Plan-Based Awards table are summarized in the following table.

	performance shares deemed (under Topic 718) to have a grant date in 2019		grant date fair value ($)	lowest possible performance ($)	highest possible performance ($)
Gorder	1st tranche of 2019 award	19,836	2,220,640	0	4,441,280
	2nd tranche of 2018 award	18,007	3,023,916	0	6,047,832
	3rd tranche of 2017 award	23,766	3,341,024	0	6,682,048
	total 2019 grant date fair value		8,585,580	0	17,171,160
Titzman	1st tranche of 2019 award	4,510	504,895	0	1,009,790
	2nd tranche of 2018 award	2,903	487,501	0	975,002
	3rd tranche of 2017 award	2,500	351,450	0	702,900
	total 2019 grant date fair value		1,343,846	0	2,687,692
Riggs	1st tranche of 2019 award	6,064	678,865	0	1,357,730
	2nd tranche of 2018 award	3,440	577,679	0	1,155,358
	3rd tranche of 2017 award	5,213	732,844	0	1,465,688
	total 2019 grant date fair value		1,989,388	0	3,978,776
Fraser	1st tranche of 2019 award	4,060	454,517	0	909,034
	2nd tranche of 2018 award	2,150	361,050	0	722,100
	3rd tranche of 2017 award	1,833	257,683	0	515,366
	total 2019 grant date fair value		1,073,250	0	2,146,500
Simmons	1st tranche of 2019 award	2,706	302,937	0	605,874
	2nd tranche of 2018 award	1,917	321,922	0	643,844
	3rd tranche of 2017 award	2,546	357,917	0	715,834
	total 2019 grant date fair value		982,776	0	1,965,552

2019 Award. For performance shares awarded on Oct. 30, 2019, the grant date (per Topic 718) for the first tranche is deemed to have occurred in 2019. The performance shares in this tranche were deemed to have an expected conversion rate (probable outcome) of 112.47% with a fair value per share of $111.95. The fair values of the second and third tranches will be determined on their respective Topic 718 grant dates.

2018 Award. For performance shares awarded on Oct. 31, 2018, the grant date (per Topic 718) for the second tranche is deemed to have occurred in 2019. The performance shares in this tranche were deemed to have an expected conversion rate (probable outcome) of 169.95% and fair value per share of $167.93. The fair value of the third tranche will be determined on its Topic 718 grant date.

2017 Award. For performance shares awarded on Nov. 1, 2017, the grant date (per Topic 718) for the third tranche is deemed to have occurred in 2019. The performance shares in this tranche were deemed to have an expected conversion rate (probable outcome) of 142.27% and fair value per share of $140.58.

All Awards. For all awards, the “highest possible performance” values listed above assume achievement of the highest level of possible performance conditions (that is, vesting at 200% of target) per SEC Regulation S-K, Instruction 3 to Item 402(c)(2)(v).

2020 PROXY STATEMENT	55

EXECUTIVE COMPENSATION

Outstanding Equity Awards at December 31, 2019

This table describes unexercised stock options, unvested shares of restricted stock, and unvested performance shares held by our named executive officers as of Dec. 31, 2019.

	Option Awards				Stock Awards
					Restricted Stock			Performance Shares
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Joseph W. Gorder	26,750	—	24.582	10/28/2021	13,797	(3)	1,292,089	27,473	(8)	5,145,693

	37,567	—	27.318	11/09/2022	21,842	(4)	2,045,503	47,533	(9)	5,936,060

	31,770	—	39.665	11/08/2023	36,092	(5)	3,380,016	54,020	(10)	6,745,329

	43,810	—	48.565	10/23/2024				59,510	(11)	5,573,112

Donna M. Titzman	6,398	—	27.318	11/09/2022	1,517	(3)	142,067	2,626	(8)	491,850

	5,860	—	39.665	11/08/2023	1,515	(6)	141,880	5,000	(9)	624,411

	4,365	—	48.565	10/23/2024	3,521	(4)	329,742	8,710	(10)	1,087,651

					8,205	(5)	768,398	13,530	(11)	1,267,085

R. Lane Riggs	2,667	—	48.565	10/23/2024	5,214	(3)	488,291	5,983	(8)	1,120,616

					6,880	(4)	644,312	10,426	(9)	1,302,023

					18,190	(5)	1,703,494	10,320	(10)	1,288,624

					10,548	(7)	987,820	18,190	(11)	1,703,494

Jason W. Fraser	—	—	—		1,834	(3)	171,754	1,833	(8)	343,321

					822	(6)	76,980	3,666	(9)	457,818

					4,300	(4)	402,695	6,450	(10)	805,390

					12,180	(5)	1,140,657	12,180	(11)	1,140,657

Gary K. Simmons	1,750	—	48.565	10/23/2024	2,170	(3)	203,221	3,030	(8)	567,519

					3,320	(4)	310,918	5,093	(9)	636,057

					4,924	(5)	461,133	5,750	(10)	718,015

								8,120	(11)	760,438

56

EXECUTIVE COMPENSATION

Footnotes to Outstanding Equity Awards table:

(1)	Our equity plans provide that the exercise price for all stock options must not be less than the mean of our Common Stock’s high and low NYSE reported sales price per share on the date of grant.

(2)

The assumed market values were determined using the closing market price of our Common Stock on Dec. 31, 2019 ($93.65 per share). For a further discussion of the vesting of performance share awards (as noted in the following footnotes), see “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Awards—Performance Shares.”

(3)	The unvested portion of this award is scheduled to vest on Nov. 1, 2020.

(4)	The unvested portion of this award is scheduled to vest in equal installments on Oct. 31, 2020 and Oct. 31, 2021.

(5)	The unvested portion of this award is scheduled to vest in equal installments on Oct. 30, 2020; Oct. 30, 2021; and Oct. 30, 2022.

(6)	The unvested portion of this award is scheduled to vest in equal installments on May 3, 2020 and May 3, 2021.

(7)	The unvested portion of this award is scheduled to vest in equal installments on Dec. 18, 2020; Dec. 18, 2021; and Dec. 18, 2022.

(8)

These performance shares vested on Jan. 23, 2020 at 200% of target. The value shown in the column, “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represents the market value of 200% (the actual payout amount) of the performance shares at the closing price of our Common Stock on Dec. 31, 2019 ($93.65 per share).

(9)

One-half of these performance shares vested on Jan. 23, 2020 at 166.7% of target; the other half is scheduled to vest in January 2021. The value shown in the column, “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represents, for the performance shares that vested on Jan. 23, 2020, the market value of 166.7% (the actual payout amount) of the performance shares at the closing price of our Common Stock on Dec. 31, 2019 ($93.65 per share), and for the remaining one-half, the market value of 100% (assumed) of the closing price of our Common Stock on Dec. 31, 2019.

(10)

One-third of these performance shares vested on Jan. 23, 2020 at 200% of target; an additional one-third is scheduled to vest in January 2021, and the final one-third is scheduled to vest in January 2022. The value shown in the column, “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represents, for the performance shares that vested on Jan. 23, 2020, the market value of 200% (the actual payout amount) of the performance shares at the closing price of our Common Stock on Dec. 31, 2019 ($93.65 per share), and for the remaining two-thirds, the market value of 100% (assumed) of the closing price of our Common Stock on Dec. 31, 2019.

(11)

These performance shares are scheduled to vest in one-third increments in each of January 2021, January 2022, and January 2023. The value shown in the column, “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represents the market value of 100% of the performance shares at the closing price of our Common Stock on Dec. 31, 2019.

2020 PROXY STATEMENT	57

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested

The following table provides information regarding (i) stock option exercises by our named executive officers, and (ii) the vesting of restricted stock and performance shares held by our named executive officers during 2019 on an aggregated basis.

	Option Awards		Stock Awards (1)

Name	No. of Shares Acquired on Exercise (#)(2)	Value Realized on Exercise ($)(3)	No. of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(4)

Joseph W. Gorder	21,400	1,665,531

(5)			40,667	4,038,762

(6)			13,544	1,072,211

Donna M. Titzman	—	—

(5)			5,628	549,836

(6)			1,383	109,485

R. Lane Riggs	—	—

(5)			14,637	1,454,775

(6)			2,478	196,171

Jason W. Fraser	—	—

(5)			6,229	612,637

(6)			923	73,069

Gary K. Simmons	—	—

(5)			5,667	561,752

(6)			1,614	127,772

Footnotes to Option Exercises and Stock Vested table:

(1)	Represents shares of Common Stock from the vesting of restricted stock and performance shares in 2019.

(2)

Represents the gross number of shares received by the named executive officer before deducting any shares withheld from (i) an option’s exercise to pay the exercise price and/or tax obligation, or (ii) the vesting of restricted stock or performance shares to pay the resulting tax obligation.

(3)

The reported value is determined by multiplying (i) the number of option shares, times (ii) the difference between the market price of the Common Stock on the date of exercise and the exercise price of the stock option. The value is stated before payment of applicable taxes.

(4)	The reported value is determined by multiplying number of vested shares by the market value of the shares on the vesting date. The value is stated before payment of applicable taxes.

(5)	Represents number of shares of Common Stock and value related to vesting of restricted stock.

(6)	Represents number of shares of Common Stock and value related to vesting of performance shares.

58

EXECUTIVE COMPENSATION

Post-Employment Compensation

PENSION BENEFITS

The following table describes the accumulated benefits of our named executive officers under Valero’s tax-qualified defined benefit plan and supplemental retirement plans during 2019.

Name	Plan Name	No. of Years Credited Service (#) (1)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)

Joseph W. Gorder (2)	Pension Plan	29.17	1,216,569	—

	Excess Pension Plan	17.67	8,474,289	—

	SERP	17.67	17,660,595	—

Donna M. Titzman	Pension Plan	33.29	1,568,361	—

	Excess Pension Plan	33.29	3,351,769	—

	SERP	33.29	5,039,285	—

R. Lane Riggs	Pension Plan	30.92	1,331,031	—

	Excess Pension Plan	30.92	3,689,999	—

	SERP	30.92	6,852,565	—

Jason W. Fraser	Pension Plan	20.96	782,914	—

	Excess Pension Plan	20.96	835,257	—

	SERP	20.96	2,598,622	—

Gary K. Simmons	Pension Plan	32.52	1,460,260	—

	Excess Pension Plan	32.52	3,311,886	—

	SERP	32.52	3,998,341	—

Footnotes to Pension Benefits table:

(1)

The years of credited service for our NEOs include five years of service (6.5 years for Mr. Fraser) in our plans’ “Cash Balance Provision” starting on Jan. 1, 2015 (Mr. Fraser’s participation in the Cash Balance Provision commenced July 1, 2013). The remainder of the NEOs’ years of service is in the “Formula Provision” of our plans. The Formula Provision and the Cash Balance Provision are described in the narrative disclosures that follow this table.

(2)

The 29.17 years of service stated for Mr. Gorder for the Pension Plan represent the sum of his participation in (a) the Valero Pension Plan since 2002 (17.67 years), and (b) the qualified pension plan of UDS (11.5 years). In 2001, Mr. Gorder received a lump sum settlement relating to prior years of service. The Pension Plan amount stated above reflects the effect of offsetting Mr. Gorder’s accrued benefit under the Valero Pension Plan by the value of his lump sum settlement in 2001. In addition, Mr. Gorder has approximately three years of service in a pension plan sponsored by an entity unaffiliated with Valero or UDS that was spun-off from a predecessor of UDS. The 17.67 years of service stated for Mr. Gorder for the Excess Pension Plan and SERP represent his participation since the date of his commencement of employment with Valero.

The present values stated above were calculated using the same interest rates and mortality tables we use for our financial reporting. Present values at Dec. 31, 2019 were determined using plan specific discount rates (3.29 percent for Pension Plan, 2.92 percent for Excess Pension Plan, 2.74 percent for SERP) and the plans’ earliest unreduced retirement age (i.e., age 62). The present values reflect postretirement mortality rates based on the PRI-2012 mortality table projected generationally using scale MP-2019. No decrements were included for pre-retirement termination, mortality, or disability. When applicable, lump sums were determined based on a 3.29 percent interest rate and the mortality table prescribed by the IRS in Notice 2019-26 for distributions in 2020.

Discount rates used to determine present value of accumulated benefits (%)

plan	2017	2018	2019

Pension Plan	3.71	4.40	3.29

Excess Pension Plan	3.39	4.07	2.92

SERP	3.37	4.02	2.74

2020 PROXY STATEMENT	59

EXECUTIVE COMPENSATION

Pension Plan. Under our Pension Plan, an eligible employee who is at least 55 years old may elect to retire prior to the normal retirement age of 65, provided the employee has completed as least five years of vesting service. Under the plan’s early retirement provisions, an employee may elect to commence a benefit upon retirement or delay payments to a later date. Pension payments from the Formula Provision (defined below) that begin after age 55 and before age 62 are reduced by four percent for each full year between the benefit start date and the employee’s 62nd birthday. The four-percent reduction is prorated for a partial year. The formula used to calculate the benefit and the optional forms of payment are otherwise the same as for normal retirement. Mr. Gorder, Ms. Titzman, and Mr. Simmons were eligible for early retirement benefits.

For employees hired prior to Jan. 1, 2010, the Pension Plan (supplemented, as necessary, by the Excess Pension Plan) provides a monthly pension at normal retirement equal to 1.6 percent of the participant’s average monthly compensation (based upon earnings during the three consecutive calendar years during the last 10 years of the participant’s credited service affording the highest such average) times the participant’s years of credited service. This is known as the “Formula Provision.” Each of our named executive officers was hired prior to Jan. 1, 2010.

For employees hired on or after Jan. 1, 2010, the Pension Plan (supplemented, as necessary, by the Excess Pension Plan) is a cash balance benefit that provides a monthly pension at normal retirement based on annual employer contributions that are based on years of service, eligible compensation, and pay credits. This is known as the “Cash Balance Provision.” After a one-year waiting period, pay credits are retroactive to the participant’s date of hire and are based on years of service and eligible compensation.

points (age and vesting service)	annual pay credit percentage
under 35	6.0% of eligible pay
35–49	7.5% of eligible pay
50–64	9.0% of eligible pay
65–79	10.5% of eligible pay
80+	12.0% of eligible pay

In addition to pay credits, participants will also be eligible for monthly interest credits based on the 10-Year U.S. treasury note rate with a minimum of 3 percent.

In 2013, we began to implement changes to certain of our U.S. qualified pension plans that cover the majority of our U.S. employees. Benefits under our primary pension plan changed from a final average pay formula (the Formula Provision) to the Cash Balance Provision with staged effective dates from July 1, 2013 through Jan. 1, 2015, depending on the age and service of the affected employees. All final average pay benefits under the Formula Provision were frozen as of Dec. 31, 2014. On Jan. 1, 2015, participants formerly under the Formula Provision in the Pension Plan transitioned to the Cash Balance Provision, with all future Pension Plan benefits to be earned under the new cash balance formula.

Excess Pension Plan. Our Excess Pension Plan provides benefits to those employees whose pension benefits under our defined benefit Pension Plan are subject to limitations under the Internal Revenue Code, or are otherwise indirectly constrained by the Code from realizing the maximum benefit available to them under the terms of Pension Plan. The Excess Pension Plan is designed as an “excess benefit plan” as defined under §3(36) of ERISA, for those benefits provided in excess of section 415 of the Code. The Excess Pension Plan is not intended to be either a qualified plan under the provisions of Section 401(a) of the Code, or a funded plan subject to the funding requirements of ERISA.

Subject to other terms of the Excess Pension Plan, the benefit payable under the plan in the Formula Provision is generally an amount equal to “x” minus “y”, where “x” is equal to 1.6 percent of a participant’s final average monthly earnings (as determined under the Excess Pension Plan) multiplied by the participant’s number of years of credited service, and “y” is equal to the participant’s benefit that is payable under the Pension Plan. The benefit payable under the Excess Pension Plan in the Cash Balance Provision is generally an amount equal to “x” minus “y”, where “x” is equal to the accumulated account balance that the participant would be entitled to receive without regard to the limitations, and “y” is equal to the participant’s accumulated account balance that is payable under the Pension Plan. The Excess Pension Plan benefit is made in a lump sum. A participant’s benefits under the Excess Pension Plan will vest concurrently with the vesting of the participant’s benefits under the Pension Plan.

SERP. Our Supplemental Executive Retirement Plan (SERP) provides an additional benefit equal to 0.35 percent times the product of the participant’s years of credited service (maximum 35 years) multiplied by the excess of the participant’s average monthly compensation over the lesser of 1.25 times the monthly average (without indexing) of the social security wage bases for the 35-year period ending with the year the participant attains social security retirement age, or the monthly average of the social security wage

60

EXECUTIVE COMPENSATION

base in effect for the year that the participant retires. The participant’s most highly compensated consecutive 36 months of service are considered. The SERP benefit payment is made in a lump sum. A participant in the SERP will vest in the SERP benefit when he or she reaches age 55 (and has completed at least five years of credited service). An executive will become a participant in the SERP as of the date he or she is selected and named in the minutes of the Compensation Committee for inclusion as a participant in the SERP.

Compensation for purposes of the Pension Plan, Excess Pension Plan, and SERP includes salary and bonus. No extra years of credited service have been granted to any of our named executive officers.

Nonqualified Deferred Compensation

The following table describes contributions by Valero and each named executive officer under our nonqualified defined contribution and other deferred compensation plans during 2019. The table also presents each named executive officer’s earnings, withdrawals (if any), and year-end balances in these plans.

		Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Joseph W. Gorder	Excess Thrift Plan	—	102,550	—	—	1,411,478

Donna M. Titzman	Excess Thrift Plan	—	31,150	—	—	785,911

R. Lane Riggs	Excess Thrift Plan	—	39,200	—	—	403,859

	UDS Nonqualified 401(k) Plan (2)	—	—	4,066	—	47,883

Jason W. Fraser	Excess Thrift Plan	—	22,400	—	—	96,258

Gary K. Simmons	Excess Thrift Plan	—	25,900	—	—	303,061

	UDS Nonqualified 401(k) Plan (2)	—	—	27,849	—	124,877

Footnotes to Nonqualified Deferred Compensation table:

(1)	All of the amounts included in this column are also included within the amounts reported as “All Other Compensation” for 2019 in the Summary Compensation Table.

(2)	Valero assumed the UDS Nonqualified 401(k) Plan when Valero acquired UDS in 2001. This plan is frozen.

Our Deferred Compensation Plan and Excess Thrift Plan are described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Post-Employment Benefits.” The following terms also apply to these plans.

Under the Deferred Compensation Plan (DC Plan), participants may elect when and over what period of time their deferrals will be distributed based on plan provisions. Participants may elect to have their accounts distributed in a lump sum on a specified date, at least three-to-five years after the year of the deferral election. Participants may, at the time of their deferral elections, choose to have their accounts distributed as soon as reasonably practical following retirement or other termination, or on the first day of January following the date of retirement or termination. Participants may also elect to have their accounts distributed in one lump-sum payment or in two- to 15-year installments upon retirement. Upon a participant’s death, the participant’s beneficiary will receive the participant’s DC Plan balance in one lump-sum payment within 90 days following the participant’s death. Upon a change in control of Valero, all DC Plan accounts are immediately vested in full, and distributions are thereafter made in accordance with the plan’s normal distribution provisions. None of our named executive officers participated in the DC Plan in 2019.

The Excess Thrift Plan provides benefits to participants of our qualified thrift plan whose accounts would not otherwise be credited with company matching contributions due to certain IRS limits on contributions and/or compensation. The Excess Thrift Plan is neither a qualified plan for federal tax purposes nor a funded plan subject to ERISA. Two separate components comprise the Excess Thrift Plan: (i) an “excess benefit plan” as defined under Section 3(36) of ERISA; and (ii) a plan that is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

2020 PROXY STATEMENT	61

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change of Control

CHANGE OF CONTROL SEVERANCE AGREEMENTS

Our executive officers have change of control severance agreements with Valero. The agreements seek to assure the continued availability of the officers in the event of a change of control of Valero. When a change of control occurs, the agreements become operative for a fixed three-year period. The agreements provide that the officers’ terms of employment will not be changed materially during the three years following a change of control. Each agreement subjects the officer to certain obligations of confidentiality, both during the term and after termination, for information relating to Valero that the officer acquired during his employment. The footnotes to the tables that accompany these disclosures further describe the terms and conditions of the agreements.

When determining the amounts and benefits payable under the agreements, the Compensation Committee and Valero sought to secure compensation that is competitive in our market to recruit and retain executive talent. Consideration was given to the principal economic terms found in change of control severance agreements of other publicly traded companies.

POLICY FEATURES

Our Board has adopted a policy regarding the vesting of performance shares in a change-of-control context. The policy provides that performance shares will not vest automatically upon the date of a change of control of Valero. Instead, the performance share agreements contain a double trigger feature, so that accelerated vesting of performance shares will not occur until the officer’s employment is terminated following a change of control. At that time, any unvested performance shares held by the officer will vest on a partial, pro rata basis, commensurate with the officer’s months of service during the applicable performance period.

Our change of control severance agreements do not contain tax gross-up benefits. In 2013, all agreements were amended to eliminate the gross-up benefit that formerly entitled the officers to receive a payment to make them whole for any excise tax on excess parachute payments imposed under Section 4999 of the Internal Revenue Code. Valero has adopted a policy that this benefit may not be included in any future change of control agreements.

TERMS AND CONDITIONS

For purposes of the agreements, “change of control” means any of the following (subject to additional particulars as stated in the agreements):

•	acquisition by an individual, entity, or group of beneficial ownership of 20 percent or more of our outstanding Common Stock;
•	ouster from the Board of a majority of the incumbent directors;
•	consummation of a business combination (e.g., merger, share exchange).

In the agreements, “cause” is defined to mean, generally, the willful and continued failure of the officer to perform substantially the officer’s duties or illegal or gross misconduct by the officer that is materially and demonstrably injurious to Valero. “Good reason” is defined to mean, generally:

•	a diminution in the executive officer’s position, authority, duties and responsibilities;
•	relocation of the executive (or increased travel requirements); or
•	failure of Valero’s successor to assume and perform under the agreement.

The following tables disclose potential payments (calculated per SEC regulations) to our named executive officers in connection with a change of control of Valero. If an officer’s employment is terminated for “cause,” the officer will not receive any benefits or compensation other than accrued salary or vacation pay that was unpaid as of the date of termination; therefore, there is no presentation of termination for “cause” in the following tables. Values in the tables assume that a change of control occurred on Dec. 31, 2019, and that the officer’s employment was terminated on that date.

Mr. Gorder and Ms. Titzman have grandfathered forms of agreements entered into in 2007. The form of agreement for Messrs. Riggs, Fraser, and Simmons (entered into in 2016 and thereafter) represent the current form of agreement approved by our Compensation Committee for our executive officers. The current form of agreement requires termination of employment following a change of control (double trigger) for accelerated vesting of stock options and restricted stock (the grandfathered agreements for Mr. Gorder and Ms. Titzman accelerate vesting of stock options and restricted stock upon occurrence of the change of control). All forms of agreement

62

EXECUTIVE COMPENSATION

for our NEOs require a double trigger for the acceleration of performance shares. Other differences in benefits payable under the grandfathered agreements and our current form of agreement are described in the footnotes to the following table.

Potential Payments Under Change of Control Severance Agreements

A.	Termination of Employment (i) by the Company other than
for “Cause” or (ii) by the Executive for “Good Reason” (1) ($)

Component of Payment	Gorder	Titzman	Riggs	Fraser	Simmons

Salary (2)	5,235,000	1,450,000	1,680,000	1,200,000	1,300,000

Bonus (2)	13,875,000	1,684,000	1,680,000	960,000	845,000

Pension, Excess Pension, and SERP	10,270,498	2,785,082	—	—	—

Contributions under Defined Contribution Plans	366,450	101,500	—	—	—

Health & Welfare Plan Benefits (3)	80,337	49,790	60,168	60,168	60,168

Outplacement Services	25,000	25,000	25,000	25,000	25,000

Accelerated Vesting of Restricted Stock (4)	6,717,608	1,382,087	3,823,917	1,792,086	975,271

Accelerated Vesting of Performance Shares (5)	3,180,448	420,769	654,333	310,356	339,856

B.	Continued Employment Following Change of Control (6) ($)

Component of Payment	Gorder	Titzman	Riggs	Fraser	Simmons

Salary, Bonus, Pension, Excess Pension, SERP, Contributions under Defined Contribution Plans, Health & Welfare Benefits	(6)	(6)	(6)	(6)	(6)

Accelerated Vesting of Restricted Stock (4)	6,717,608	1,382,087	—	—	—

Footnotes for Potential Payments Under Change of Control Severance Agreements tables:

(1)

If the officer’s employment is terminated by the company other than for “cause,” or if the officer terminates his or her employment for “good reason,” the officer is generally entitled to receive the following:

(a)	a lump sum cash payment equal to the sum of:

(i)

accrued and unpaid compensation through the date of termination, including a pro-rata annual bonus (for this table, we assumed that the officer’s bonus for the year of termination was paid at year-end);

(ii)	two times (three times for Mr. Gorder, per his grandfathered form of agreement) the sum of (A) the officer’s annual base salary plus (B) the officer’s eligible bonus amount;

(iii)

the actuarial present value of the pension benefits (qualified and nonqualified) Mr. Gorder would have received for an additional three years of service (two years of service for Ms. Titzman) (Messrs. Riggs, Fraser, and Simmons do not participate in this element of compensation); and

(iv)

for Mr. Gorder, the equivalent of three years (two years for Ms. Titzman) of employer contributions under Valero’s tax-qualified and supplemental defined contribution plans (Messrs. Riggs, Fraser and Simmons do not participate in this element of compensation);

(b)	continued welfare benefits for two years (three years for Mr. Gorder); and

(c)	up to $25,000 of outplacement services.

If employment is terminated by reason of death or disability, the officer’s estate will be entitled to receive a lump sum cash payment equal to any accrued and unpaid salary and vacation pay plus a prorated bonus amount earned per the terms of the agreement. In the case of disability, the officer would be entitled to disability and related benefits at least as favorable as those provided by Valero under its programs during the 120 days prior to the officer’s termination of employment.

If the officer voluntarily terminates employment other than for “good reason,” he or she will be entitled to a lump sum cash payment equal to any accrued and unpaid salary and vacation pay plus a prorated bonus amount earned per the terms of the agreement.

2020 PROXY STATEMENT	63

EXECUTIVE COMPENSATION

Footnotes for Potential Payments Under Change of Control Severance Agreements tables (cont.):

(2)

We assumed each officer’s compensation at the time of the triggering event to be as stated below. The listed salary is the executive officer’s rate of pay as of Dec. 31, 2019. The listed bonus amounts for Mr. Gorder and Ms. Titzman represent the highest bonus earned by the executive in any of fiscal years 2017, 2018, or 2019 (the three years prior to the assumed change of control). The listed bonus amounts for Messrs. Riggs, Fraser, and Simmons represent the target bonus in effect prior to the assumed change of control.

Name	Salary	Bonus

Joseph W. Gorder	1,745,000	4,625,000

Donna M. Titzman	725,000	842,000

R. Lane Riggs	840,000	840,000

Jason W. Fraser	600,000	480,000

Gary K. Simmons	650,000	422,500

(3)	The executive is entitled to coverage under health and welfare benefit plans (e.g., health, dental, etc.) for two years (three years for Mr. Gorder) following the date of termination.

(4)

For Mr. Gorder and Ms. Titzman, upon a change of control of Valero, the vesting periods on outstanding stock options and shares of restricted stock are automatically accelerated to the date of the change of control. For Messrs. Riggs, Fraser, and Simmons, the vesting periods on outstanding stock options and shares of restricted stock are accelerated following a change of control upon the executive’s termination of employment (double trigger) so long as the termination is (i) other than for cause, in the case of involuntary termination, or (ii) for “good reason,” in the case of voluntary termination.

There are no values presented in the foregoing tables for accelerated vesting of stock options because all of the stock options held by our NEOs are fully vested.

For shares of restricted stock, the amounts stated in the table represent the product of (a) the number of shares for which vesting is accelerated, and (b) $93.65 (the closing price of Common Stock on the NYSE on Dec. 31, 2019).

(5)

Outstanding performance shares do not vest automatically upon a change of control of Valero. Instead, accelerated vesting of performance shares occurs when the executive’s employment with Valero is terminated following a change of control (double trigger). In that event, the unvested performance shares held by the officer will vest on a partial, pro rata basis on the date of the officer’s termination of employment.

The amounts disclosed in the table assume that a change of control occurred Dec. 31, 2019. For outstanding performance shares awarded in 2017, the amount included in the table represents a pro rata payout of common shares based upon the officer’s 24 months of service during the shortened performance period ending Dec. 31, 2019 (pro rata shares times $93.65, the closing price of Common Stock on the NYSE on Dec. 31, 2019), assuming a payout at 100%.

For outstanding performance shares awarded in 2018, the amount included in the table represents a pro rata payout of common shares based upon the officer’s 12 months of service during the shortened performance periods ending Dec. 31, 2019 (pro rata shares times $93.65), assuming a payout at 100%.

For outstanding performance shares awarded in 2019, the amount included in the table is zero because the first measurable performance period for the shares would begin Jan. 1, 2020, and the officer will have zero months of service during any measurable performance period; therefore zero shares of Common Stock would be earned.

(6)

The agreements provide for a three-year term of employment following a change of control, and generally provide that the officer will continue to enjoy compensation and benefits per the terms in effect prior to the change of control. In addition, for Mr. Gorder and Ms. Titzman, all outstanding stock options and shares of restricted stock will vest on the date of the change of control (see footnote (4) above).

64

   DIRECTOR COMPENSATION

This table summarizes compensation earned by our directors in 2019.

	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
H. Paulett Eberhart	130,000	175,000	305,000
Joseph W. Gorder	—	—	(2)
Kimberly S. Greene	130,000	175,000	305,000
Deborah P. Majoras	150,000	175,000	325,000
Eric D. Mullins	—	—	(3)
Donald L. Nickles	130,000	175,000	305,000
Philip J. Pfeiffer	130,000	175,000	305,000
Robert A. Profusek	160,000	175,000	335,000
Stephen M. Waters	130,000	175,000	305,000
Randall J. Weisenburger	150,000	175,000	325,000
Rayford Wilkins, Jr.	150,000	175,000	325,000

Footnotes to Director Compensation table:

(1)

The amounts shown represent the grant date fair value of stock unit awards granted in 2019, computed in compliance with FASB ASC Topic 718. Valero did not grant stock options to any director in 2019. The following table presents for each non-employee director nominee the number of unvested restricted shares of Common Stock and stock units held as of Dec. 31, 2019. There are no outstanding stock options (vested or unvested) held by any of our non-employee directors.

Name	Unvested Restricted Stock	Unvested Stock Units
H. Paulett Eberhart	903	2,164
Kimberly S. Greene	903	2,164
Deborah P. Majoras	903	2,164
Eric D. Mullins	—	—
Donald L. Nickles	903	2,164
Philip J. Pfeiffer	903	2,164
Robert A. Profusek	903	2,164
Stephen M. Waters	903	1,933
Randall J. Weisenburger	903	2,164
Rayford Wilkins, Jr.	903	2,164

(2)

Mr. Gorder did not receive any compensation as director of Valero in 2019. His compensation for service as an executive officer in 2019 is presented in this proxy statement in the compensation tables for our named executive officers.

(3)	Mr. Mullins joined the Board on Jan. 23, 2020.

Our non-employee directors earn an annual cash retainer of $130,000. Valero pays an annual retainer in lieu of separate meeting fees. In addition to the retainer, in 2019, directors who chaired the Audit, Compensation, and Nominating/Governance and Public Policy Committees earned an additional $20,000 cash payment for their service as Chair, and Mr. Profusek earned an additional $30,000 cash payment for his service as Lead Director. Directors are reimbursed for expenses of meeting attendance. Directors who are employees of Valero do not receive compensation for serving as directors.

In addition to annual cash payments, in 2019, each non-employee director who was re-elected on the date of our annual stockholders meeting received an equity grant in the form of stock units (described below) valued at $175,000 (calculated pursuant to FASB ASC Topic 718). Grants of equity awards supplement the cash compensation paid to our non-employee directors and serve to increase our

2020 PROXY STATEMENT	65

DIRECTOR COMPENSATION

directors’ identification with the interests of our stockholders through ownership of Common Stock. Non-employee directors are expected to hold shares of Common Stock having a value equal to five times the annual cash retainer and have five years from the date of their initial election to the Board to meet that guideline.

Each stock unit represents the right to receive one share of Valero Common Stock, and is scheduled to vest (become nonforfeitable) in full on the date of Valero’s next annual meeting of stockholders for the election of directors. Directors may elect to defer receipt of the common shares for an additional one-year following the vesting date of the stock units. The stock unit award includes a dividend equivalent award, representing the right to receive, on the vesting date of the stock unit award, a payment in cash in an amount equal to the cumulative amount of dividends paid to holders of Common Stock during the period when the stock unit remained outstanding prior to vesting — calculated as if each stock unit held by the director was an outstanding share of Common Stock.

The Compensation Committee reviews our director compensation program at least annually with assistance and input from our compensation consultant. The annual review includes an assessment of the director compensation programs of our peers and of industry trends and developments. On Sept. 5, 2019, following our Compensation Committee’s review of our non-employee director compensation program and the programs of our peers, the Board adopted certain changes to our director compensation program. These changes, effective Jan. 1, 2020, are (i) an increase in the value of annual equity awards to $200,000, (ii) an increase in Lead Director pay to $35,000 per year, and (iii) an increase in committee chair pay to $25,000 per year. The annual cash retainer of $130,000 for each director remained unchanged. The changes were approved to more closely align our program with that of our peers and with general industry practice.

The Board previously approved a limitation on the amount of equity compensation that may be paid to our non-employee directors in any year. The limitation was implemented via an amendment to our 2011 Omnibus Stock Incentive Plan (the same limitation is contained in the proposed 2020 Omnibus Stock Incentive Plan). The limitation provides that a non-employee director may not receive in any calendar year awards payable in shares of Common Stock that have a fair market value greater than $500,000 in the aggregate. We selected $500,000 as the amount of the limitation because we believe that it places a meaningful limit on awards to our non-employee directors. While the amount of equity compensation awarded to our non-employee directors in recent years has been considerably lower than this limit, we believe that setting a limitation at this level provides us with a reasonable degree of flexibility to make adjustments that we may in the future deem appropriate or necessary for our compensation program to remain competitive in the market.

66

   PAY RATIO DISCLOSURE

The following disclosure are made pursuant to Item 402(u) of SEC Regulation S-K.

The median of the annual total compensation of all employees of Valero for 2019, except our CEO, was $272,417, and the annual total compensation of our CEO, Mr. Gorder, for 2019 was $28,175,952 (as disclosed in the Summary Compensation Table). As a result, our CEO’s 2019 annual total compensation was 103 times that of the median annual total compensation of all employees of Valero.

To determine the median of the annual total compensation of all employees, we first identified the median employee using the sum of base pay, annual bonus, and the grant date fair value of long-term incentive awards. Once the median employee was identified, we then determined the median employee’s annual total compensation as of Dec. 31, 2019 using the Summary Compensation Table methodology set out in Item 402(c)(2)(x) of SEC Regulation S-K. In determining our pay ratio for 2019, we referred to the same employee who was identified as our median employee as of Dec. 31, 2018. We determined that there have been no changes to our employee population or employee compensation arrangements in 2019 that we believe would significantly impact our pay ratio disclosure and thus require identification of a new median employee.

Our total employee population (U.S. and non-U.S.) as of Dec. 31, 2019, was approximately 10,225 employees. To determine the median employee for purposes of this disclosure, following the de minimis exemption under Item 402(u)(4)(ii) of Regulation S-K, we excluded all of our employees in Peru (118 employees) and all of our employees in Mexico (16 employees); the excluded employees represent less than five percent of our total employees. We did not exclude any employees under the data privacy exemption of Item 402(u)(4)(i).

	Median Employee to CEO Pay Ratio
	Median Employee ($)	CEO ($)
Salary	113,770	1,745,000
Stock Awards	—	14,485,699
Non-Equity Incentive Plan Compensation	14,030	4,100,000
Change in Pension Value and Nonqualified Deferred Compensation Earnings	109,770	7,484,813
All Other Compensation	34,847	360,440
Total Compensation	272,417	28,175,952

Median Employee to CEO Pay Ratio	1:103

2020 PROXY STATEMENT	67

   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review

Our Board adopted a Related Party Transaction Policy to establish procedures for the notification, review, approval, ratification, and disclosure of related party transactions. Under the policy, a related party transaction is a transaction, arrangement, or relationship in which (i) Valero (including any of its subsidiaries) was, is or will be a participant, (ii) the amount involved exceeds $120,000, and (iii) any “related person” had, has or will have a direct or indirect material interest. Under the policy, a related person means, generally, any person who would be deemed to be a “related person” as defined in Item 404 of SEC’s Regulation S-K. Under the policy, a related party transaction must be submitted to the Board’s Nominating/Governance and Public Policy Committee for review and approval. The policy is available on our website at www.valero.com > Investors > Corporate Governance > Governance Documents.

We also have a Conflict of Interest Policy to address instances in which an employee or director’s private interests may conflict with the interests of Valero. The policy is published on our intranet website. We have a Conflicts of Interest Committee (composed of Valero employees) to help administer our conflicts policy and to determine whether any employee or director’s private interests may interfere with the interests of Valero. Conflicts of interest are also addressed in our Code of Business Conduct and Ethics. Any waiver of any provision of this code for executive officers or directors may be made only by the Board, and will be promptly disclosed as required by law or NYSE rule.

68

   PROPOSAL NO. 2—RATIFY APPOINTMENT OF KPMG LLP

   AS INDEPENDENT AUDITORS

      (ITEM 2 ON THE PROXY CARD)

The Audit Committee determined on Feb. 26, 2020, to engage KPMG LLP (“KPMG”) as Valero’s independent registered public accounting firm for the fiscal year ending Dec. 31, 2020. KPMG has served as Valero’s independent registered public accounting firm since 2004.

The Audit Committee is directly responsible for the appointment, compensation determination, retention, and oversight of the independent auditors retained to audit Valero’s financial statements. The Audit Committee is responsible for the audit fee negotiations and fee approval associated with Valero’s retention of the independent auditing firm.

The Audit Committee annually reviews and evaluates the qualifications, performance, and independence of Valero’s independent auditing firm, and reviews and evaluates the lead partner of the independent auditor team. In conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Audit Committee is involved in the selection of the audit firm’s new lead engagement partner. To monitor auditor independence, the Audit Committee periodically considers whether there should be a rotation of the independent auditing firm.

The members of the Audit Committee and the Board believe that the continued retention of KPMG to serve as Valero’s independent registered public accounting firm for the fiscal year ending Dec. 31, 2020, is in the best interests of Valero and its investors. Accordingly, the Board requests stockholder approval of the following resolution.

“RESOLVED, that the appointment of the firm of KPMG LLP as Valero’s independent registered public accounting firm for the purpose of conducting an audit of the consolidated financial statements and the effectiveness of internal control over financial reporting of Valero and its subsidiaries for the fiscal year ending Dec. 31, 2020, is hereby approved and ratified.”

Representatives of KPMG are expected to be present at the Annual Meeting to respond to appropriate questions raised at the Annual Meeting or make appropriate statements at the Annual Meeting.	The Board recommends that the stockholders vote “FOR” this proposal.

The affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote is required for adoption of this proposal. If the appointment is not approved, the adverse vote will be considered as an indication to the Audit Committee that it should select another independent registered public accounting firm for the following year. Because of the difficulty and expense of making any substitution of public accountants so long after the beginning of the current year, it is contemplated that the appointment for 2020 will be permitted to stand unless the Audit Committee finds other good reason for making a change.

2020 PROXY STATEMENT	69

   KPMG LLP FEES

The following table presents fees for services provided to us by KPMG for the years shown ($ in millions).

	2019	2018
Audit Fees (1)	8.7	9.0
Audit-Related Fees (2)	0.4	0.4
Tax Fees (3)	0.2	0.5
All Other Fees (4)	—	—
total	9.3	9.9

Notes:

(1)

Represents fees for professional services rendered for the audit of the annual financial statements included in Valero’s annual reports on Form 10-K, review of Valero’s interim financial statements included in Valero’s Forms 10-Q, the audit of the effectiveness of Valero’s internal control over financial reporting, and services that are normally provided by the principal auditor (e.g., comfort letters, statutory audits, attest services, consents, and assistance with and review of documents filed with the SEC).

(2)

Represents fees for assurance and related services that are reasonably related to the performance of the audit or review of Valero’s financial statements and not reported under the caption for Audit Fees. The fees listed above are related primarily to the audit of Valero’s benefit plans.

(3)

Represents fees for professional services rendered by KPMG for tax compliance and tax consulting services. For 2019 and 2018, the fees relate primarily to property tax consulting and compliance services.

(4)	Category represents fees for professional services, if any, other than the services reported under the preceding captions.

Audit Committee Pre-Approval Policy

The Audit Committee adopted a pre-approval policy to address the pre-approval of certain services rendered to Valero by its independent auditor. The text of that policy appears in Exhibit 99.01 to Valero’s Annual Report on Form 10-K for the year ended Dec. 31, 2017.

All of the services rendered by KPMG to Valero for 2019 were pre-approved specifically by the Audit Committee or pursuant to our pre-approval policy. None of the services provided by KPMG were approved by the Audit Committee under the pre-approval waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

70

   REPORT OF THE AUDIT COMMITTEE FOR FISCAL YEAR 2019

Management is responsible for Valero’s internal controls and financial reporting process. KPMG LLP (KPMG), Valero’s independent registered public accounting firm for the fiscal year ended Dec. 31, 2019, is responsible for performing an independent audit of Valero’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), and an audit of the effectiveness of Valero’s internal control over financial reporting in accordance with the standards of the PCAOB, and to issue KPMG’s reports thereon. The Audit Committee monitors and oversees these processes. The Audit Committee approves the selection and appointment of Valero’s independent registered public accounting firm and recommends the ratification of its selection and appointment to our Board.

The Audit Committee has reviewed and discussed Valero’s audited financial statements with management and KPMG. The committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The committee has received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with KPMG that firm’s independence.

Based on the foregoing review, discussions, and other matters the Audit Committee deemed relevant and appropriate, the committee recommended to the Board that the audited financial statements of Valero be included in its Annual Report on Form 10-K for the year ended Dec. 31, 2019, for filing with the SEC.

Members of the Audit Committee:

Randall J. Weisenburger, Chairman

H. Paulett Eberhart

Stephen M. Waters

The material in this Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of Valero’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

2020 PROXY STATEMENT	71

   PROPOSAL NO. 3—ADVISORY VOTE TO APPROVE

   COMPENSATION OF NAMED EXECUTIVE OFFICERS

      (ITEM 3 ON THE PROXY CARD)

Our Board and our stockholders have determined to hold an advisory vote on executive compensation (“say-on-pay”) every year. Accordingly, we are asking stockholders to vote to approve the 2019 compensation of our named executive officers as such compensation is disclosed pursuant to Item 402 of the SEC’s Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and other narrative compensation disclosures required by Item 402. This proxy statement contains all of these required disclosures.

We request the stockholders to approve the following resolution:

“RESOLVED, that the compensation paid to Valero’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved.”

Because the vote on this proposal is advisory, it will not affect compensation already paid or awarded to any named executive officer and will not be binding on Valero, the Board, or the Compensation Committee. The Board and Compensation Committee, however, will review the voting results and take into account the outcome in determining future annual compensation for the named executive officers.

Proxies will be voted for approval of the proposal unless otherwise specified. Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

The Board recommends that the stockholders vote “FOR” this proposal.

72

   PROPOSAL NO. 4—APPROVE THE 2020 OMNIBUS

   STOCK INCENTIVE PLAN

      (ITEM 4 ON THE PROXY CARD)

We are asking stockholders to approve the Valero Energy Corporation 2020 Omnibus Stock Incentive Plan (the “2020 OSIP”). The Compensation Committee and the Board of Directors have approved the 2020 OSIP, subject to approval by Valero’s stockholders.

The Board requests that you approve the following resolution.

RESOLVED, that the stockholders hereby approve the Valero Energy Corporation 2020 Omnibus Stock Incentive Plan.

The affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote is required for adoption of this proposal. Pursuant to rules of the NYSE, brokers will not have discretion to vote on this proposal.

The Board recommends that stockholders vote “FOR” this proposal.

The purpose of the 2020 OSIP is to attract and retain the services of eligible individuals, to provide them with a proprietary interest in Valero, and to motivate them using stock-based incentives linked to long-range performance goals and the interests of Valero’s stockholders.

Our employees, non-employee directors, and third-party services providers will be eligible to participate in the 2020 OSIP. As of Jan. 31, 2020, we had 10,222 employees and 10 non-employee directors. On March 4, 2020, the closing price of our Common Stock on the NYSE was $64.15 per share.

With the 2020 OSIP, we are seeking approval for a total number of shares equal to the sum of:

(1)	8,580,000, plus

(2)	any shares of Common Stock available for grant under the 2011 OSIP (defined below) as of the date when the 2020 OSIP is approved by Valero’s stockholders, plus

(3)

shares of Common Stock previously subject to awards under the 2011 OSIP or 2020 OSIP that are forfeited, terminated, canceled or rescinded, settled in cash in lieu of Common Stock, or exchanged for awards that do not involve Common Stock, or expire unexercised on or after the effective date of the 2020 OSIP.

No awards or grants have been made under the 2020 OSIP, and no awards or grants will be made under the 2020 OSIP unless it is approved by the stockholders. We will register the shares to be issued from the 2020 OSIP on a registration statement on Form S-8 as soon as practicable after stockholder approval of the plan. If the 2020 OSIP is not approved by the stockholders, it will not become effective.

We presently use our 2011 Omnibus Stock Incentive Plan (2011 OSIP) for stock-based awards. If stockholders approve the 2020 OSIP, no further awards will be made under the 2011 OSIP and it will be terminated. Additional information about our stock-based compensation plans is provided in this proxy statement under the caption, “Equity Compensation Plan Information.”

As of Dec. 31, 2019, we had 7,740,665 shares available for issuance under the 2011 OSIP.

As of Feb. 28, 2020, we had 7,202,491 shares available for issuance under the 2011 OSIP. The decrease is due primarily to the 2020 grants of annual long-term incentive awards made to our executive officers on Feb. 26, 2020.

As shown in the following table, the total number of shares subject to outstanding stock options, restricted shares, performance shares and stock units under the 2011 OSIP as of Feb. 28, 2020 was 2,167,923.

2020 PROXY STATEMENT	73

PROPOSAL NO. 4—APPROVE THE 2020 OMNIBUS STOCK INCENTIVE PLAN

The following provides information about outstanding equity awards under the 2011 OSIP as of Dec. 31, 2019, and Feb. 28, 2020.

2011 OSIP
Outstanding Stock Options
as of	total # outstanding	weighted average exercise price	weighted average remaining term
Dec. 31, 2019	349,462	$34.94	3.33 yrs
Feb. 28, 2020	349,462	$34.94	3.17 yrs

Total # of other outstanding equity awards
	Restricted Stock	Performance Shares (target)	Stock Units
Dec. 31, 2019	1,091,854	499,857	19,245
Feb. 28, 2020	1,267,275	531,186	20,000

Dilution and Run Rate

The 7,202,491 shares available under the 2011 OSIP as of Feb. 28, 2020, and the 8,580,000 new shares being requested for the 2020 OSIP, represent 1.76% and 2.10%, respectively, and 3.86% in the aggregate of our 408,932,677 common shares outstanding as of Feb. 28, 2020. No additional awards will be made under the 2011 OSIP upon approval of the 2020 OSIP by the stockholders.

The following table describes the run rate with respect to equity awards issued under the 2011 OSIP. The run rate is determined by dividing the sum of (i) restricted shares granted, (ii) stock units granted, (iii) common shares earned upon the settlement of performance shares, and (iv) stock options granted, by the basic weighted-average total shares of our outstanding Common Stock for the pertinent year. A calculation of our run rate for the last three fiscal years appears below:

Fiscal Year	Restricted Shares Granted	Stock Units Granted	Common Shares Earned from Settlement of Performance Shares	Stock Options Granted	Total	Basic Weighted Average Common Shares Outstanding	Run Rate
2019	677,482	19,245	29,714	—	726,441	413,225,530	0.18%
2018	628,908	14,013	217,485	—	860,406	426,437,617	0.20%
2017	739,393	—	318,400	—	1,057,793	441,619,203	0.24%

Three-Year Average Run Rate							0.21%

Anticipated Awards to Participants

Because awards under the 2020 OSIP would be granted at the discretion of the Compensation Committee, it is not possible for us to determine the amount of awards that may be granted from the 2020 OSIP to the named executive officers listed in the Summary Compensation Table or to any other potential participants.

Summary

The following summary of the material terms of the 2020 OSIP does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the 2020 OSIP, which is attached to this proxy statement as Appendix A. If this summary conflicts with the terms of the Plan, the terms of the Plan will govern. In this summary:

•	“shares” means Valero’s $0.01 par value common stock;
•	“stock unit” means a unit or right whose value is based on the value of a share;
•	“Plan” means the 2020 Omnibus Stock Incentive Plan; and
•	“Committee” means the Compensation Committee of the Board.

74

PROPOSAL NO. 4—APPROVE THE 2020 OMNIBUS STOCK INCENTIVE PLAN

Administration. The Plan is administered by the Committee. The Committee is composed of directors appointed by the Board who are non-employee directors, as defined by Rule 16b-3 of the Securities Exchange Act of 1934. The Committee is authorized, subject to the terms of the Plan, to determine which participants will receive awards, the times when such awards will be made, the times when such awards will vest, the types of awards, the number of shares to be issued under the awards, and other terms and conditions of awards.

Share Counting. All awards granted under the Plan will be counted against the aggregate number of shares that may be awarded under the Plan on a one-for-one basis. If an award granted under the Plan is subsequently forfeited or cancelled without the payment of consideration, then, subject to the terms of the Plan, the shares allocable to the forfeited or cancelled portion of the award will be added back to the aggregate number available for grant under the Plan, and may again be subject to an award granted under the Plan.

If, however, shares are delivered or tendered to Valero for repurchase to satisfy the exercise price of an option award, those shares may not be added back to the aggregate number of shares available for grants under the Plan. In addition, if any shares are withheld from issuance to satisfy tax obligations associated with an award, those shares will count against the aggregate number of shares available for future grants under the Plan.

Limitations on Awards. The following limitations apply:

•	The exercise price of stock options cannot be less than 100 percent of the fair market value of a share at the time the option is granted.
•	The grant price of a stock appreciation right (“SAR”) cannot be less than 100 percent of the fair market value of a share at the time the SAR is granted.
•

Repricing or the cashing out of stock options and SARs is not permitted, subject to limited exceptions in connection with certain extraordinary transactions affecting Valero as further specified in the Plan.

•	No participant may receive during any calendar year awards that are to be settled in shares covering an aggregate of more than 1,000,000 shares.
•	A non-employee director may not receive in any calendar year awards that are to be settled in shares having an aggregate fair market value that is greater than $500,000.
•	No participant may receive during any calendar year awards that are to be settled in cash covering an aggregate of more than $20,000,000.
•	The terms of awards may not exceed 10 years.
•	The Plan does not contain an evergreen provision.

Vesting. No award granted under the Plan shall become exercisable or vested prior to the one-year anniversary of the award’s date of grant; provided, however, that, such restriction shall not apply to awards granted under the Plan with respect to the number of shares which, in the aggregate, does not exceed five percent of the total number of shares that were authorized to be issued as awards under the Plan.

Types of Awards. The Plan permits grants of: (i) restricted stock and restricted stock units; (ii) stock options (including incentive and non-qualified stock options); (iii) SARs; (iv) performance awards of cash, stock, or other securities; and (v) other stock-based awards (e.g., stock unit awards). Awards may be granted alone, in addition to, or in combination with, any other awards under the Plan or any other compensation plan. Awards can be granted for cash or other consideration as determined by the Committee or as required by applicable law (or for no cash consideration). Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares or other securities, or any combination of these.

Restricted Stock and Restricted Stock Units. Restricted stock is an award of shares subject to a restriction period specified in the award. During the restriction period, the shares may not be transferred or pledged and are subject to forfeiture. Potential events of forfeiture include early termination of employment. The holder is otherwise usually treated as a registered stockholder with the right to receive dividends and vote the shares during the restriction period. Restricted stock units are similar to restricted stock except that the award takes the form of stock units instead of shares. During the restriction period, a holder of restricted stock units may be paid cash (dividend equivalents) that are equal in timing and amount to share dividends, but does not have voting or other stockholder rights. The units may be settled in cash or shares.

Stock Options and Stock Appreciation Rights. Stock options give the holder the right to purchase shares at the exercise price specified in the award. SARs give the holder the right to receive an amount in cash or shares equal to the spread between the exercise price specified in the award and the market price of a share at the time of exercise. SARs may be granted alone or with stock options. Stock options and SARs granted under the Plan are subject to the terms and conditions determined by the Committee, except that the exercise price cannot be less than 100 percent of the fair market value of a share at the time of the grant and the maximum term is

2020 PROXY STATEMENT	75

PROPOSAL NO. 4—APPROVE THE 2020 OMNIBUS STOCK INCENTIVE PLAN

10 years. The Committee determines the form in which payment of the exercise price may be made. Incentive Stock Options may be granted, provided that they meet the requirements of the Internal Revenue Code. Stock options and SARs generally are subject to forfeiture upon a participant’s termination of employment or service.

Performance Awards. Performance awards that may be granted under the Plan may consist of a right payable in cash, shares, other securities or other property upon the achievement of certain performance goals. The Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award, and the amount of any payment or transfer to be made pursuant to any performance award. Performance awards may be paid in a lump sum, installments, on a deferred basis or otherwise as prescribed by the Committee. Performance awards generally are subject to forfeiture upon a participant’s termination of employment or service. Performance goals may be particular to a Plan participant, may relate to the performance of Valero or one of its subsidiaries or divisions, or a combination thereof.

Stock Compensation and Other Stock-Based Awards. The Committee may grant other forms of awards based on, payable in, or otherwise related in whole or in part to shares under the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such other stock-based awards. The number and type of shares to be distributed in lieu of the cash compensation applicable to any award as well as the terms and conditions of any bonus awards shall be determined by the Committee.

Adjustments. The Committee may make appropriate adjustments in the number of shares available under the Plan to reflect any stock split, stock dividend, recapitalization, reorganization, consolidation, merger, combination or exchange of shares, distribution to stockholders, liquidation, dissolution, or other similar event.

Change of Control. Upon a change of control as defined in the Plan, the Committee generally is authorized to cause outstanding awards to be assumed, or new rights substituted therefor, by the surviving entity in the change of control. In addition, subject to applicable laws, any change of control agreement or any policy previously adopted by the Board, for participants whose employment has been terminated in connection with the change of control, the Committee may accelerate vesting periods, provide for extended exercise periods (for options), or waive other conditions applicable to the outstanding awards so that the terminated participant’s outstanding awards may be vested, exercised, paid, or distributed in full on or before a date fixed by the Committee. Also in connection with a participant’s termination of employment as a result of the change of control, the Committee may provide for the purchase of outstanding awards from the participant for cash.

Amendment/Limitations on Amendments. The Committee, or as applicable, the Board, may terminate or amend the Plan without participant or stockholder approval, except that stockholder approval is required for any amendment that would require stockholder approval under the rules of the NYSE, or as otherwise may be required by applicable rule or regulation. No option or SAR may be canceled and replaced with an option or SAR having a lower exercise price, except in connection with a stock dividend, stock split or similar event as specified in the Plan in order to prevent dilution or enlargement of benefits intended under the Plan.

Effective Date and Termination. The Plan will become effective on the date of its approval by Valero’s stockholders. If the Plan is approved at the 2020 annual meeting, it will continue in force for a period of ten years, after which no additional awards may be made under the Plan.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the issuance and receipt of 2020 OSIP awards. The rules governing the tax treatment of such awards are complex, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary does not purport to cover all federal employment tax or other federal tax consequences associated with the 2020 OSIP, nor does it address state, local, or non-U.S. taxes. The 2020 OSIP is not qualified under the provisions of Section 401(a) of the Internal Revenue Code (Code), and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Options, SARs, Performance Unit Awards, Restricted Stock Unit Awards and Other Stock-Based Awards. A participant generally is not required to recognize income on the grant of an option, SAR, restricted stock unit award, performance unit award or other stock-based award. Instead, ordinary income generally is required to be recognized on the date the option or SAR is exercised (but see the discussion on Incentive Stock Options), or in the case of restricted stock unit awards, performance unit awards or other stock-based awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the award when the award vests. In general, the amount of ordinary income required to be recognized is: (a) in the case of an option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price; (b) in the case of a SAR, the fair market value of any shares or cash received upon exercise; and (c) in the case of restricted stock unit awards, performance unit awards or other stock-based awards, the amount of cash and/or the fair market value of any shares received in respect thereof.

76

PROPOSAL NO. 4—APPROVE THE 2020 OMNIBUS STOCK INCENTIVE PLAN

Incentive Stock Options. When a participant is granted an incentive stock option, or when the participant exercises the incentive stock option, the participant will generally not recognize taxable income (except for purposes of alternative minimum tax). If the participant holds the shares for at least two years from the date of grant, and one year from the date of exercise, then any gain or loss will be treated as long-term capital gain or loss. If, however, the shares are disposed of during this period, the option will be treated as a non-qualified stock option, and the participant will recognize ordinary income equal to the lesser of the fair market value of the shares on the exercise date minus the exercise price or the amount realized on disposition minus the exercise price. Any gain in excess of the ordinary income portion will be taxable as long-term or short-term capital gain.

Cash-Based Awards. Upon payment of a cash-based award, a participant is required to recognize ordinary income in the amount of the award.

Restricted Stock and Performance Share Awards. Unless a participant who receives an award of restricted stock or performance shares makes an election under Section 83(b) of the Code as described below, the participant generally is not required to recognize ordinary income on the award of restricted stock or performance shares. Instead, on the date the shares vest (i.e., become transferable and no longer subject to forfeiture), the participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on such date over the amount, if any, paid for such shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock or performance shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient. If a participant makes a Section 83(b) election within 30 days of the date of transfer of the restricted stock or performance shares, the participant will recognize ordinary income on the date the shares are awarded. The amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the participant will not be required to recognize additional ordinary income when the shares vest.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted or awarded under the 2020 OSIP will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Deductibility by Valero. To the extent that a participant recognizes ordinary income in the circumstances described above, Valero will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not disallowed by Section 162(m) of the Code and is not an “excess parachute payment” within the meaning of Section 280G of the Code (see the discussions on Section 162(m) and Parachute Payments below).

Section 162(m). Section 162(m) of the Code generally limits the deductibility of compensation paid to certain top executives to $1 million. In previous years, there was an exemption from this $1 million deduction limit for compensation payments that qualified as “performance-based” under applicable regulations. However, the enactment of the Tax Cuts and Jobs Act of 2017 eliminated the performance-based compensation exemption, except with respect to certain grandfathered arrangements. Prospectively, for pay vehicles granted and earned in 2019 and beyond, the Tax Cuts and Jobs Acts of 2017 eliminated the deductibility of most components of pay to certain top executives to the extent that such pay exceeds $1 million in a year. Consistent with Valero’s historic approach to deductibility under former Section 162(m), the Committee will continue to exercise flexibility and discretion in determining whether any given form of pay should be designed and administered to qualify for full deductibility.

Parachute Payments. Under the provisions of Section 280G of the Code, the accelerated vesting of options and benefits paid under other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent upon a change in control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20 percent federal tax and may be nondeductible to the corporation.

Withholding. Awards under the 2020 OSIP may be subject to tax withholding. When an award results in income subject to withholding, we may require the participant to remit the withholding amount to Valero or cause our shares to be withheld from issuance or sold in order to satisfy the tax withholding obligations.

Section 409A. Section 409A of the Code (Section 409A) applies to compensation plans providing deferred compensation to employees, directors and consultants, and potentially could apply to the different awards available under the 2020 OSIP. Generally, to the extent that deferrals of these awards fail to meet certain requirements under Section 409A, such awards will be subject to immediate taxation and tax penalties in the year they vest unless the requirements of Section 409A are satisfied. Valero’s intent is that awards under the 2020 OSIP will be structured and administered in a manner that either complies with or is exempt from the requirements of Section 409A. If any provision or award under the 2020 OSIP would result in the imposition of an applicable tax under Section 409A and related regulations and Treasury pronouncements, then that provision or award may be reformed to avoid imposition of the applicable tax and no action taken to comply with Section 409A shall be deemed to adversely affect the participant’s rights to an award.

2020 PROXY STATEMENT	77

   MISCELLANEOUS

Governance Documents and Codes of Ethics

Our Code of Ethics for Senior Financial Officers applies to our principal executive officer, principal financial officer, and controller. The code charges these officers with responsibilities regarding honest and ethical conduct, the preparation and quality of the disclosures in documents and reports we file with the SEC, and compliance with applicable laws, rules, and regulations. We have also adopted a Code of Business Conduct and Ethics which applies to all of our employees and directors.

We post the following documents on our website at www.valero.com > Investors > Corporate Governance > Governance Documents. A printed copy of these documents is available to any stockholder upon request. Requests for documents must be in writing and directed to Valero’s Secretary at the address indicated on the cover page of this proxy statement.

•	Restated Certificate of Incorporation
•	Bylaws
•	Code of Business Conduct and Ethics
•	Code of Ethics for Senior Financial Officers
•	Corporate Governance Guidelines
•	Audit Committee Charter
•	Compensation Committee Charter
•	Nominating/Governance and Public Policy Committee Charter
•	Related Party Transactions Policy
•	Compensation Consultant Disclosures Policy
•	Policy on Executive Compensation in Restatement Situations
•	Policy on Political Contributions, Lobbying, and Trade Associations
•	Policy on Vesting of Performance Shares
•	Health, Safety and Environmental Policy
•	Human Rights Policy

Stockholder Communications, Nominations, and Proposals

Stockholders and other interested parties may communicate with the Board, its non-management directors, or the Lead Director by sending a written communication addressed to “Board of Directors,” “Non-Management Directors,” or “Lead Director” in care of Valero’s Secretary at the address indicated on the cover page of this proxy statement.

In order to submit a stockholder proposal for inclusion in our proxy statement for the 2021 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, we must receive your written proposal on or before Nov. 20, 2020. The proposal must comply with Rule 14a-8, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

To present a stockholder proposal at the 2021 annual meeting of stockholders that is not the subject of a proposal pursuant to Rule 14a-8 of the Exchange Act, or to recommend to the Board’s Nominating/Governance and Public Policy Committee the nomination of a person for election to the Board, you must follow the procedures stated in Article I, Section 9 of our bylaws. These procedures include the requirement that your proposal must be delivered to Valero’s Secretary not later than the close of business on the 90th day or earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, your notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day we publicly announce the date of the 2021 annual meeting of stockholders.

An eligible stockholder, or eligible group of stockholders, that wants to nominate a candidate for election to the Board pursuant to the proxy access provisions of our bylaws must follow the procedures stated in Article I, Section 9A of our bylaws. These procedures include the requirement that your nomination must be delivered to Valero’s Secretary not later than the close of business on the 120th day or earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, your notice must be delivered not later than the 120th day prior to such annual meeting or, if later, the 10th day following the day we publicly announce the date of the 2021 annual meeting of stockholders. Our bylaws are available on our website at www.valero.com > Investors > Corporate Governance > Governance Documents. Stockholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to Valero.

78

MISCELLANEOUS

Other Business

If any matters not referred to in this proxy statement properly come before the Annual Meeting or any adjournments or postponements thereof, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by proxy in accordance with their best judgments. The Board is not currently aware of any other matters that may be presented for action at the Annual Meeting.

Financial Statements

Consolidated financial statements and related information for Valero, including audited financial statements for the fiscal year ended Dec. 31, 2019, are contained in Valero’s Annual Report on Form 10-K. We have filed our Annual Report on Form 10-K with the SEC. You may review this report on the internet as indicated in the Notice and through our website (www.valero.com > Investors > Financial Information > SEC Filings).

Householding

The SEC’s rules allow companies to send a single Notice or single copy of annual reports, proxy statements, prospectuses, and other disclosure documents to two or more stockholders sharing the same address, subject to certain conditions. These “householding” rules are intended to provide greater convenience for stockholders, and cost savings for companies, by reducing the number of duplicate documents that stockholders receive. If your shares are held by an intermediary broker, dealer, or bank in “street name,” your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary. If you prefer to receive your own set of proxy materials now or in future years, you may request a duplicate set by phone at 800-579-1639, or you may contact your broker.

Transfer Agent

Computershare Investor Services serves as our transfer agent, registrar, and dividend paying agent with respect to our Common Stock. Correspondence relating to any stock accounts, dividends, or transfers of stock certificates should be addressed to:

Computershare Investor Services

Shareholder Communications

by regular mail:

P.O. Box 505000

Louisville, KY 40233-5000

by overnight delivery:

462 South 4th Street

Suite 1600

Louisville, KY 40202

(888) 470-2938

(312) 360-5261

www.computershare.com

2020 PROXY STATEMENT	79

Appendix A

VALERO ENERGY CORPORATION

2020 OMNIBUS STOCK INCENTIVE PLAN

This Valero Energy Corporation 2020 Omnibus Stock Incentive Plan (hereinafter called the “Plan”) was approved by the Company’s Board on February 26, 2020, and subject to approval by the Company’s stockholders, the Plan will become effective as of the Effective Date. Upon the Effective Date, no further awards will be granted under the Prior Plan and it will be terminated.

ARTICLE 1.     PURPOSE

The purpose of the Plan is to attract and retain the services of eligible individuals, to provide them with a proprietary interest in the Company, and to motivate them using stock-based incentives linked to long-range performance goals and the interests of the Company’s stockholders.

ARTICLE 2.     DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1          “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2          “Award” means the grant of any Incentive Stock Option, Non-qualified Stock Option, SAR, Restricted Stock, Restricted Stock Unit, Stock Unit Award, Performance Share, Performance Unit, Performance Cash, Other Stock Based Awards, or Dividend Equivalent whether granted singly, in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3          “Award Agreement” means a written or electronic agreement between a Participant and the Company, which contains the terms of the grant of an Award.

2.4          “Award Period” means the period during which one or more Incentives granted under an Award may be exercised or earned.

2.5          “Board” means the board of directors of the Company.

2.6          “Cause” means the:

(a) conviction of the Participant by a state or federal court of (i) a felony involving moral turpitude or (ii) embezzlement or misappropriation of funds of the Company,

(b)   the Company’s reasonable determination that the Participant has (i) committed an act of fraud, embezzlement, theft, or misappropriation of funds in connection with such Participant’s duties in the course of his or her employment with the Company (or applicable Subsidiary), or (ii) engaged in gross mismanagement, negligence or misconduct that causes or could potentially cause material loss, damage or injury to the Company, any of its Subsidiaries, or their respective employees, or

(c) the Company’s reasonable determination that (i) the Participant has violated any company policy, including but not limited to, policies regarding sexual harassment, insider trading, confidentiality, substance abuse and/or conflicts of interest, which violation could result in the termination of the Participant’s employment or service as a Non-employee Director, or (ii) the Participant has failed to satisfactorily perform the material duties of the Participant’s position with the Company or any of its Subsidiaries.

2.7          “Change of Control.” A Change of Control shall be deemed to occur when:

(a) following approval by the stockholders of the Company, an agreement or transaction is consummated pursuant to which: (i) the Company merges or consolidates with any other Person (other than a wholly owned subsidiary of the Company) and is not the surviving entity (or in which the Company survives only as the subsidiary of another entity); (ii) the Company sells all or substantially all of its assets to any other Person (other than a wholly owned subsidiary of the Company); or (iii) the Company is liquidated or dissolved; or

2020 PROXY STATEMENT	A-1

(b)   consummation by any “person” or “group” of a tender offer or exchange offer for 20 percent or more of the Shares then outstanding, or for any number or amount of Shares which, if the tender or exchange offer were to be fully subscribed and all Shares for which the tender or exchange offer is made were to be purchased or exchanged pursuant to the offer, would result in the acquiring person or group directly or indirectly beneficially owning 50 percent or more of the Shares then outstanding; or

(c) individuals who, as of any date, constitute the Board (the “Incumbent Board”) thereafter cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board.

2.8          “Code” means the Internal Revenue Code of 1986, as amended, together with the published rulings, regulations, and interpretations promulgated thereunder.

2.9          “Committee” means the Compensation Committee of the Board or such other Committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.10        “Common Stock” means the Company’s $0.01 par value common stock, which the Company is currently authorized to issue or may in the future be authorized to issue.

2.11        “Company” means Valero Energy Corporation, a Delaware corporation, and any successor entity.

2.12        “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement.

2.13        “Dividend Equivalent” means an Award, designated as a Dividend Equivalent, granted to Participants pursuant to Section 6.8 hereof, or in conjunction with other Awards, the value of which is determined, in whole or in part, by the value of payments tied to or based on the payment of dividends to holders of Common Stock and may be conditioned on the attainment of Performance Goals in a manner deemed appropriate by the Committee and described in the Award Agreement.

2.14        “Effective Date” means the date this Plan is duly approved by the Company’s stockholders.

2.15        “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary, or an individual who has agreed to become an employee of the Company or any Subsidiary and actually becomes such an employee within six months of such agreement.

2.16        “Fair Market Value” of a share of Common Stock is the mean of the highest and lowest prices per share on the New York Stock Exchange on the pertinent date, or in the absence of reported sales on such day, then on the next following day for which sales were reported.

2.17        “Good Reason” means that the Participant’s employment may be terminated by the Employee for Good Reason following a Change of Control, or anytime within two years following the date of Change of Control, when Good Reason means:

(a) The assignment to the Employee of any duties inconsistent in any respect with the Employee’s position (including status, offices, titles and reporting requirements), authority, duties, or responsibilities or any other action by the Company that results in a diminution in such position’s, authority, duties, or responsibilities, excluding for this purpose an isolated, insubstantial , and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by the Employee;

(b)   Any reduction in the Employee’s base salary, annual incentive target opportunity, and/or long-term incentive target opportunity below the level at which the Employee was awarded compensation immediately prior to the Change of Control;

(c) The Company’s requiring that the Employee to be based at any office or location other than the location at which the Employee was based immediately preceding the Change of Control or a location other than the principal executive offices of the Company, without the Employee’s written consent; or

(d)   Any requirement for the Employee to travel on Company business to a substantially greater extent than required immediately prior to the Change of Control.

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2.18        “Incentive” means an Award under the Plan as defined by Section 2.2 of Article 2.

2.19        “Incentive Stock Option” or “ISO” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.20        “Limited SAR” or “Limited Stock Appreciation Right” means an Award designated as an SAR as defined in this Article 2, which is granted with certain limiting features as determined by the Committee and as set forth in the Award Agreement at the time of grant.

2.21        “Limited SAR Price” means the Fair Market Value of each share of Common Stock covered by a Limited SAR on the Date of Grant of the Limited SAR.

2.22        “Non-Employee Director” means a member of the Board who is not an Employee or, for purposes of eligibility to receive an Award under the Plan and become a Participant, also includes a member of the board of directors or board of managers at any Affiliate or Subsidiary.

2.23        “Non-qualified Stock Option” or “NQSO” means a stock option, granted pursuant to this Plan that is not intended to comply with the requirements set forth in Section 422 of the Code.

2.24        “NYSE” means the New York Stock Exchange.

2.25        “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.26        “Other Stock Based Awards” means an Award granted pursuant to Section 6.8.

2.27        “Participant” shall mean an Employee, Non-Employee Director, or Third Party Service Provider to whom an Award is granted under this Plan.

2.28        “Performance Award” means an Award made pursuant to this Plan to a Participant that is subject to the attainment of one or more Performance Goals. Performance Awards may be in the form of Performance Shares, Performance Units, Performance Cash, or Dividend Equivalents.

2.29        “Performance Cash” means an Award, designated as Performance Cash and denominated in cash, granted to a Participant pursuant to Section 6.7 hereof, the value of which is conditioned, in whole or in part, by the attainment of Performance Goals in a manner deemed appropriate by the Committee and described in the Award Agreement.

2.30        “Performance Criteria” or “Performance Goals” or “Performance Measures” mean the objectives established by the Committee for a Performance Period, for the purpose of determining when an Award subject to such objectives is earned.

2.31        “Performance Period” means the time period designated by the Committee during which Performance Goals must be met.

2.32        “Performance Share” means an Award, designated as a Performance Share in the form of shares of Common Stock or other securities of the Company, granted to a Participant pursuant to Section 6.7 hereof, the value of which is determined, in whole or in part, by the value of Common Stock and/or conditioned on the attainment of Performance Goals in a manner deemed appropriate by the Committee and described in the Award Agreement.

2.33        “Performance Unit” means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 6.7 hereof, the value of which is determined, in whole or in part, by the attainment of Performance Goals in a manner deemed appropriate by the Committee and described in the Award Agreement.

2.34        “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

2.35        “Plan” means this Valero Energy Corporation 2020 Omnibus Stock Incentive Plan, as amended from time to time.

2.36        “Prior Plan” means the Valero Energy Corporation 2011 Omnibus Stock Incentive Plan, as amended from time to time.

2.37        “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan that are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.38        “Restricted Stock Unit” means a fixed or variable dollar-denominated right to acquire Common Stock, which may or may not be subject to restrictions, contingently awarded under Section 6.4 of the Plan.

2020 PROXY STATEMENT	A-3

2.39        “Retirement” means any termination of service due to retirement upon attainment of certain age and/or service requirements as specified by the Company’s qualified retirement program(s) or successor programs or as determined by the Committee in the event of early retirement.

2.40        “SAR” or “Stock Appreciation Right” means the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares, and may be granted as a Limited SAR.

2.41        “SAR Price” means the Fair Market Value of each share of Common Stock covered by an SAR on the Date of Grant of the SAR.

2.42        “SEC” shall mean the Securities and Exchange Commission.

2.43        “Share” means a share of Common Stock.

2.44        “Stock Option” means a Non-qualified Stock Option or an Incentive Stock Option.

2.45        “Stock Unit Award” means awards of Common Stock or other awards pursuant to Section 6.8 hereof that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other securities of the Company.

2.46        “Subsidiary” means any entity for which Valero Energy Corporation is the ultimate parent company and in which all of the equity, partnership, member or other interests are owned by Valero Energy Corporation or another one of its Subsidiaries. “Subsidiaries” means more than one of any such entities.

2.47        “Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

ARTICLE 3.     ADMINISTRATION

3.1          The Committee shall administer the Plan unless otherwise determined by the Board. The administering Committee shall consist of not fewer than three persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board; and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board on the recommendation of the Nominating/Governance and Public Policy Committee of the Board.

3.2          The Board shall select one of the members of the Committee to act as the Committee’s Chair. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.3          The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement the Award Period, the Date of Grant, and such other terms and conditions as may be approved by the Committee not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive, two or more Incentives granted in combination, or two or more Incentives granted in tandem.

3.4          The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

3.5          With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code, the rules of the NYSE or any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

3.6          Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to the terms and limitations the Committee shall determine, to grant Awards or to cancel, modify or waive rights with respect to, or to amend, suspend, or terminate Awards.

A-4

ARTICLE 4.     ELIGIBILITY

Employees (including Employees who are also a director or an officer), Non-Employee Directors, and Third Party Service Providers are eligible to participate in the Plan. The Committee, in its discretion, may grant, but shall not be required to grant, an Award to any Employee, Non-Employee Director, or Third Party Service Provider. Awards may be granted by the Committee at any time and from time to time selectively to one or more new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, all as the Committee shall determine. Except as may be required by the Plan, Awards need not be uniform.

ARTICLE 5.     SHARES SUBJECT TO PLAN

5.1          Total Shares Available.    Subject to adjustment as provided in Articles 12 and 13, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is the sum of (a) 8,580,000, plus (b) any shares of Common Stock available for grants of Awards under the Prior Plan as of the Effective Date, plus (c) shares of Common Stock previously subject to Awards under the Plan or the Prior Plan that are forfeited, terminated, cancelled or rescinded, settled in cash in lieu of Common Stock, or exchanged for Awards that do not involve Common Stock, or expire unexercised on or after the Effective Date.

5.2          Source of Shares.    Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available a number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.3          Restoration and Retention of Shares (“Share Counting”).    If any shares of Common Stock subject to an Award shall not be issued or transferred to a Participant and shall cease to be issuable or transferable to a Participant because of the forfeiture, termination, expiration or cancellation, in whole or in part, of such Award or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Company because of the Participant’s failure to comply with the terms and conditions of an Award or for any other reason, the shares not so issued or transferred, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitation provided for in Section 5.1 and may be used thereafter for additional Awards under the Plan. The following additional parameters shall apply:

(a) To the extent an Award under the Plan is settled or paid in cash, Shares subject to such Award will not be considered to have been issued and will not be applied against the maximum number of shares of Common Stock provided for in Section 5.1.

(b)   If an Award may be settled in shares of Common Stock or cash, such shares shall be deemed issued only when and to the extent that settlement or payment is actually made in shares of Common Stock. To the extent an Award is settled or paid in cash, and not shares of Common Stock, any Shares previously reserved for issuance or transfer pursuant to such Award will again be deemed available for issuance or transfer under the Plan, and the maximum number of shares of Common Stock that may be issued or transferred under the Plan shall be reduced only by the number of Shares actually issued and transferred to the Participant.

(c) Notwithstanding the foregoing: (i) Shares withheld or tendered to pay withholding taxes or the exercise price of an Award shall not again be available for the grant of Awards under the Plan, and (ii) the full number of Shares subject to a Stock Option or SAR granted that are settled by the issuance of Shares shall be counted against the Shares authorized for issuance under this Plan, regardless of the number of Shares actually issued upon the settlement of such Stock Option or SAR.

(d)   Any Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of Shares available for the future grant of Awards.

5.4          Uncertificated Shares.    Shares issued under the Plan will be registered in uncertificated book-entry form (unless a holder of Common Stock requests a certificate representing such holder’s shares of Common Stock). As a result, instead of receiving Common Stock certificates, holders of Common Stock will receive account statements reflecting their ownership interest in shares of Common Stock. The book-entry Shares will be held with the Company’s transfer agent, which will serve as the record keeper for all shares of Common Stock being issued in connection with the Plan. Computershare Investor Services, Chicago, Illinois, currently serves as transfer agent, registrar and dividend paying agent for the Common Stock. Correspondence relating to any stock accounts, dividends or transfers of Common Stock should be addressed to: Computershare Investor Services Shareholder Communications, P.O. Box 505000, Louisville, KY 40233-5000, (888) 470-2938 or (312) 360-5261, www.computershare.com.

2020 PROXY STATEMENT	A-5

ARTICLE 6.     GRANTS OF AWARDS

6.1          In General.

(a)

The grant of an Award shall be authorized by the Committee and may be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s) or the value of the Performance Award (if applicable), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms as are approved by the Committee not inconsistent with the Plan. The Company may execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within 10 years of the Effective Date of this Plan. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)

If the Committee establishes a Date of Grant purchase price for an Award, the Participant must pay such purchase price within 30 days (or such shorter period as the Committee may specify) after the Date of Grant.

6.2          Limitations on Awards

(a)	The Plan is subject to the following additional limitations:

(i)	The Option Price of Stock Options cannot be less than 100 percent of the Fair Market Value of a share of Common Stock on the Date of Grant of the Stock Option.

(ii)	The SAR Price of an SAR cannot be less than 100 percent of the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR.

(iii)

Repricing of Stock Options and SARs or other downward adjustments in the Option Price or SAR Price of previously granted Stock Options or SARs, respectively, are prohibited, except in connection with a corporate transaction involving the Company such as any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares, provided that the terms of outstanding Awards may not be amended without stockholder approval to reduce the exercise price of outstanding Stock Options or SARs or cancel outstanding Stock Options or SARs in exchange for cash, other awards or Stock Options or SARs having an exercise price that is less than the exercise price of the original Stock Option or SAR.

(iv)

No Participant may receive during any calendar year Awards that are to be settled in Shares of Common Stock covering an aggregate of more than 1,000,000 Shares. In addition, a Participant who is a Non-Employee Director may not receive in any calendar year Awards that are to be settled in Shares having a Fair Market Value (measured on the Date(s) of Grant) that is greater than $500,000 in the aggregate.

(v)	No Participant may receive during any calendar year Awards that are to be settled in cash covering an aggregate of more than $20,000,000.

(vi)	The term of Awards may not exceed 10 years.

(b)

Limited SARs granted in tandem with Stock Options or other Awards shall not be counted towards the maximum individual grant limitation set forth in this Section, as the Limited SAR will expire based on conditions described in Section 6.5(b), below.

6.3          Rights as Stockholder.    Except as provided in Section 6.4 of this Plan, until the issuance of the Shares of Common Stock (as evidenced by the appropriate entry on the books of the Company or its transfer agent), no right to vote or receive dividends or any other rights as a stockholder of the Company shall exist with respect to such Shares, notwithstanding the exercise of any Incentive or Award. No adjustment will be made for a dividend or other rights for which the record date is prior to the date Shares are issued, except as otherwise provided in this Plan.

6.4          Restricted Stock/Restricted Stock Units.    If Restricted Stock and/or Restricted Stock Units are granted to a Participant under an Award, the Committee shall establish: (i) the number of shares of Restricted Stock and/or the number of Restricted Stock Units awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and/or Restricted Stock Units, (iii) the time(s) within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, if any, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms of the Restricted Stock and/or Restricted Stock Units, which shall be consistent with this Plan. The provisions of Restricted Stock and/or Restricted Stock Units need not be the same with respect to each Participant.

A-6

(a) Record of Shares.    Each Participant who is awarded Restricted Stock shall be issued the number of shares of Common Stock specified in the Award Agreement for such Restricted Stock, and such shares shall be recorded in the share transfer records of the Company and ownership of such shares shall be evidenced by a book entry notation in the share transfer records of the Company’s transfer agent. Such shares shall be registered in the name of the Participant, subject to any restrictions in effect for the Award.

(b)   Restrictions and Conditions.    Shares of Restricted Stock and Restricted Stock Units shall be subject to the following restrictions and conditions:

(i)   Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock and/or Restricted Stock Units.

(ii)  Except as provided in subparagraph (i) above and subject to the terms of a Participant’s Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares, and the right to receive any dividends thereon. Certificates or other evidence of ownership of shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock. Each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any forfeited Shares to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer.

(iii)   The Restriction Period of Restricted Stock and/or Restricted Stock Units shall commence on the Date of Grant and, subject to Article 13 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock and/or Restricted Stock Units, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable Performance Measurements, as may be determined by the Committee in its sole discretion.

(c) Forfeiture.    Except as otherwise determined by the Committee or the Chief Executive Officer, the provisions of Article 8 shall apply with respect to Restricted Stock granted hereunder.

6.5          SARs and Limited SARs.

(a) An SAR shall entitle the Participant at his or her election to surrender to the Company the SAR, or portion thereof, as the Participant shall choose, and to receive from the Company in exchange therefore cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share over the SAR Price per share specified in the Award Agreement with respect to such SAR, multiplied by the total number of shares of the SAR being surrendered. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant (with a cash settlement to be made for any fractional share interests), or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

(b)   A Limited SAR shall allow the Participant to receive from the Company cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the Limited SAR) per share over the Limited SAR Price per share specified in such Limited SAR, multiplied by the total number of shares of the Limited SAR being surrendered. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of a Limited SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the Limited SAR) equal to the amount of cash otherwise payable to the Participant (with a cash settlement to be made for any fractional share interests), or the Company may settle such obligation in part with shares of Common Stock and in part with cash. Limited SARs will expire without consideration upon the vesting, exercise, or settlement, in shares and/or in cash, of Awards for which the Limited SAR was granted in tandem.

6.6          Tandem Awards.    The Committee may grant two or more Incentives in one Award in the form of a “tandem award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and an SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

2020 PROXY STATEMENT	A-7

6.7          Performance Based Awards.

(a) Grant of Performance Awards.    The Committee may issue Performance Awards in the form of Performance Units, Performance Shares, Performance Cash, Other Stock Based Awards, or Dividend Equivalents to Participants subject to the Performance Goals and Performance Period as it shall determine. The terms and conditions of each Performance Award will be set forth in the Award Agreement. The Committee shall have complete discretion in determining the number and/or value of Performance Awards granted to each Participant. Participants receiving Performance Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

(b)   Value of Performance Awards.    The Committee shall set Performance Goals in its discretion for each Participant who is granted a Performance Award. Such Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary or division which employs him or her, may be based on the performance of the Company generally, or a combination of the foregoing. The Performance Goals may be based on achievement of financial statement objectives, or any other objectives established by the Committee. The Performance Goals may be absolute in their terms or measured in relationship to other companies similarly or otherwise situated. The extent to which such Performance Goals are met will determine the number and/or value of the Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised by the Participant.

(c) Form of Payment.    Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Award shall be made in a lump sum or installments in cash, shares of Common Stock, or a combination thereof as determined by the Committee. Dividend Equivalents may not be paid on unvested Performance Shares.

6.8          Other Stock Based Awards.

(a) Grant of Other Stock Based Awards.    The Committee may issue to Participants, either alone or in addition to other Awards made under the Plan, Stock Unit Awards which may be in the form of Common Stock or other securities. The value of each such Award shall be based, in whole or in part, on the value of the underlying Common Stock or other securities. The Committee, in its discretion, may determine that an Award, either in the form of a Stock Unit Award under this Section or as an Award granted pursuant to the other provisions of this Article, may provide to the Participant (i) dividends or Dividend Equivalents (payable on a current or deferred basis, except not for Stock Options and unvested SARs) and (ii) cash payments in lieu of or in addition to an Award. The Committee shall determine the terms, restrictions, conditions, vesting requirements, and payment rules (all of which are sometimes hereinafter collectively referred to as “rules”) of the Award and shall set forth those rules in the related Award Agreement.

(b)   Rules for Stock Unit Awards.    The Committee, in its sole and complete discretion, may grant a Stock Unit Award subject to the following rules:

(i)   All rights with respect to such Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

(ii)  Stock Unit Awards may require the payment of cash consideration by the Participant in receipt of the Award or provide that the Award, and any Common Stock or other securities issued in conjunction with the Award be delivered without the payment of cash consideration.

(iii)   The Committee, in its sole and complete discretion, may establish certain Performance Criteria that may relate in whole or in part to receipt of the Stock Unit Awards.

(iv)   Stock Unit Awards may be subject to a deferred payment schedule and/or vesting over a specified employment period.

ARTICLE 7.    AWARD PERIOD; VESTING

7.1          Award Period.    Subject to the other provisions of this Plan, no Incentive granted under the Plan may be exercised at any time after the end of its Award Period.

7.2          Vesting.    No Award granted under the Plan shall become exercisable or vested prior to the one-year anniversary of the Date of Grant; provided, however, that, such restriction shall not apply to Awards granted under this Plan with respect to a number of Shares which, in the aggregate, does not exceed five percent (5%) of the total number of Shares authorized under Section 5.1 of the Plan for delivery in connection with Awards under the Plan, as such number may be adjusted in accordance with Article 12 and Article 13. This Section 7.2 shall not restrict the right of the Committee to provide for the acceleration or continued vesting or exercisability of an Award upon or after a Change of Control or termination of employment or otherwise pursuant to the terms of the Plan.

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ARTICLE 8.    TERMINATION OF SERVICE

8.1          Termination of Service.

(a) Vesting and Exercise.    Except as otherwise provided in the Plan, or otherwise determined by the Committee and included in the applicable Award Agreement, a Stock Option, SAR or other Award having an exercise provision (each, an “Exercisable Award”) vests in and may be exercised by a Participant only while the Participant is and has continually been since the Date of Grant of the Exercisable Award an Employee, Non-Employee Director or Third-Party Service Provider.

(b)   Voluntary Termination by Participant (Exercisable Awards).    If a Participant’s employment or service as a Non-Employee Director or Third-Party Service Provider is voluntarily terminated by the Participant (other than through retirement, death or disability as set forth in Section 8.3 below), then: (i) that portion of any Exercisable Award that has not vested on or prior to such date of termination shall automatically lapse and be forfeited, and (ii) all vested but unexercised Exercisable Awards previously granted to that Participant under the Plan shall automatically lapse and be forfeited at the close of business on the 30th day following the date of such Participant’s termination, unless an Exercisable Award expires earlier according to its original terms.

(c) Involuntary Termination for Cause (Exercisable Awards).    If a Participant’s employment or service as a Non-Employee Director or Third-Party Service Provider is involuntarily terminated by the Company for Cause: (i) that portion of any Exercisable Award that has not vested on or prior to such date of termination shall automatically lapse and be forfeited, and (ii) all vested but unexercised Exercisable Awards previously granted to that Participant under the Plan shall automatically lapse and be forfeited at the close of business on the 30th day following the date of such Participant’s termination, unless an Exercisable Award expires earlier according to its original terms.

(d)   Involuntary Termination Other Than for Cause (Exercisable Awards).    If a Participant’s employment or service as a Non-Employee Director or Third-Party Service Provider is involuntarily terminated by the Company other than for Cause: (i) that portion of any Exercisable Award that has not vested on or prior to such date of termination shall automatically lapse and be forfeited, and (ii) all vested but unexercised Exercisable Awards previously granted to that Participant under the Plan shall automatically lapse and be forfeited at the close of business on the last business day of the twelfth month following the date of the Participant’s termination, unless an Exercisable Award expires earlier according to its original terms.

8.2          Awards Other Than Exercisable Awards.    Except as otherwise provided in the Plan, or otherwise determined by the Committee and included in the applicable Award Agreement, if a Participant’s employment or service as a Non-Employee Director or Third-Party Service Provider is voluntarily terminated by the Participant (other than through retirement, death or disability as set forth in Section 8.3 below), or is terminated by the Company with or without Cause, then any Award other than an Exercisable Award previously granted to that Participant under the Plan that remains unvested shall automatically lapse and be forfeited at the close of business on the date of such Participant’s termination of employment or service.

8.3          Retirement, Death, Disability.    Except as otherwise provided in the Plan, or otherwise determined by the Committee and included in the applicable Award Agreement, if a Participant’s employment or service as a Non-Employee Director or Third-Party Service Provider is terminated because of retirement, death or disability (with the determination of disability to be made within the sole discretion of the Committee), any Award held by the Participant shall remain outstanding and vest or become exercisable according to the Award’s original terms, provided that any Restricted Stock or Restricted Stock Units held by the Participant that remain unvested as of the date of retirement, death or disability shall immediately vest and become non-forfeitable as of such date.

8.4          Amendment.    Subject to the limitations set forth in Section 6.2 above, the Committee or the Chief Executive Officer may prescribe new or additional terms for the vesting, exercise or realization of any Award, provided that no such action shall deprive a Participant or beneficiary, without his or her consent, of the right to any benefit accrued to his or her credit at the time of such action.

ARTICLE 9.     EXERCISE OF INCENTIVE

9.1          In General.  (a) A vested Incentive may be exercised during its Award Period, subject to limitations and restrictions set forth therein and in Article 8. A vested Incentive may be exercised at such times and in such amounts as provided in this Plan and the applicable Award Agreement, subject to the terms and conditions of the Plan.

(b)        An Incentive may not be exercised and shares of Common Stock may not be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Incentive may be exercised for a fractional share of Common Stock.

2020 PROXY STATEMENT	A-9

9.2          Stock Options.    (a) Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) in accordance with procedures established by the Company. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the Shares to be purchased, payable as follows: (i) cash, check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (iii) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option and promptly deliver to the Company the amount of sale proceeds necessary to pay such purchase price, and/or (iv) in any other form of valid consideration that is acceptable to the Company in its sole discretion. If shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so submitted, as well as any additional restrictions that may be imposed by the Committee.

(b)        Upon payment of all amounts due from the Participant, the Company shall cause shares of the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) promptly after the Exercise Date, provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain possession of the Shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

(c)        If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant’s right to purchase such Common Stock may be terminated by the Company.

9.3          SARs.    Subject to the conditions of this Section 9.3 and such administrative regulations as the Committee may from time to time adopt, an SAR may be exercised by the delivery (including by fax) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof in accordance with procedures established by the Company. On the SAR exercise date, the Participant shall receive from the Company in exchange therefore cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

9.4          Tax Payment Election.    Subject to the approval of the Committee, and to any rules and limitations as the Committee may adopt, a person exercising an Incentive may make the payment of the amount of any taxes required to be collected or withheld by the Company in connection with such exercise in whole or in part by electing, at or before the time of exercise, either (i) to have the Company withhold from the number of Shares otherwise deliverable a number of Shares whose Fair Market Value equals the amount of the applicable supplemental wage withholding required plus any required state, local or employment tax withholdings, or (ii) to deliver certificates for other Shares owned by the person exercising the Award, endorsed in blank with appropriate signature guarantee, having a Fair Market Value equal to the amount otherwise to be collected or withheld.

9.5          Valuation.    Any calculation with respect to a Participant’s income, required tax withholding or other matters required to be made by the Company upon the exercise of an Incentive shall be made using the Fair Market Value of the shares of Common Stock on the Exercise Date, whether or not the Exercise Notice is delivered to the Company before or after the close of trading on that date, unless otherwise specified by the Committee. Notwithstanding the foregoing, for Stock Option exercises using the Company’s “same-day-sale for cash method” or “broker sale for stock method,” a Participant’s taxable gain and related tax withholding on the exercise will be calculated using the actual market price at which Shares were sold in the transaction.

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ARTICLE 10.     AMENDMENT OR DISCONTINUANCE

10.1        In General.    Subject to the limitations set forth in this Article 10, the Committee may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part, provided that no amendment that requires stockholder approval under the rules of the national exchange on which the shares of Common Stock are listed, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto.

10.2        Amendments to Awards.    Subject to the limitations set forth in the Plan, the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided that, unless required by law, no action contemplated or permitted by this Article 10 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

10.3        Unusual or Nonrecurring Events.    The Committee is hereby authorized to make adjustments in the terms, conditions, and criteria of Awards in recognition of unusual or nonrecurring events (including the events described in Article 12 of the Plan) affecting the Company, any Subsidiary, or the financial statements of the Company, or in recognition of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

ARTICLE 11.     EFFECTIVE DATE AND TERM

The Plan shall become effective on the Effective Date, and shall continue in existence and force for a period of 10 years thereafter, subject to earlier termination as prescribed under Article 10 above. After termination of the Plan no future Awards may be granted hereunder, but any Awards or Incentives granted before the date of termination will continue to be in effect in accordance with their terms and conditions.

ARTICLE 12.     CAPITAL ADJUSTMENTS

12.1        In General.    If at any time while the Plan is in effect, or Incentives are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (i) the declaration or payment of a stock dividend, (ii) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (iii) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then:

(a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

(b)   Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.

(c) Appropriate adjustments shall be made in the number of SARs and the SAR Price thereof then subject to exercise pursuant to each such SAR previously granted and unexercised, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price.

(d)   Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which restrictions have not yet lapsed prior to any such change.

(e) Appropriate adjustments shall be made with respect to shares of Common Stock applicable to any other Incentives previously awarded under the Plan as the Committee, in its sole discretion, deems appropriate, consistent with the event.

2020 PROXY STATEMENT	A-11

12.2        Issuance of Stock or Other Convertible Securities.    Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to (i) the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan, (ii) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs granted under the Plan, (iii) the number of outstanding shares of Restricted Stock, or (iv) the number of shares of Common Stock otherwise payable under any other Incentive.

12.3        Notification.    Upon the occurrence of each event requiring an adjustment with respect to any Incentive, the Company shall notify each affected Participant of its computation of such adjustment, which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 13.     RECAPITALIZATION, MERGER AND CONSOLIDATION;

CHANGE OF CONTROL

13.1        Adjustments, Recapitalizations, Reorganizations, or Other Adjustments.    The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13.2        Acquiring Entity.    Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a Participant would have been entitled.

13.3        Acquired Entity.    In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company that were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

13.4        Change of Control.    Unless otherwise specified in a change of control severance agreement between a Participant and the Company, and unless otherwise specifically prohibited under applicable laws, or by the rules of any governing governmental agency or authority or national securities exchange, or any policy previously adopted by the Board, the Committee may, in its sole discretion, at the time an Award is made or granted hereunder or at any time prior to, coincident with, or after the time of a Change of Control, take one of the following actions which shall apply only upon the occurrence of a Change of Control or, if later, upon the action being taken:

(a) Provide for the acceleration of any time periods, or the waiver of any other conditions, relating to the vesting, exercise, payment, or distribution of an Award so that any Award to a Participant whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid, or distributed in full on or before a date fixed by the Committee, and in connection therewith the Committee may (i) provide for an extended period to exercise Stock Options or SARs (not to exceed the original term) and (ii) determine the level of attainment of any applicable performance goals;

(b)   Provide for the purchase of any Awards from a participant whose employment has been terminated as a result of a Change of Control, upon the Participant’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment, or distribution of such rights had such Award been currently exercisable or payable; or

(c) Cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such Change of Control.

For purposes of sub-paragraphs (a) and (b) above, any Participant whose employment is either (i) terminated by the Company other than for “Cause,” or (ii) terminated by the Participant for “Good Reason” (each as defined in this Plan) in either case upon, or on or prior to the second anniversary of a Change of Control, shall be deemed to have been terminated as a result of the Change of Control.

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ARTICLE 14.     LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, sell all or substantially all of its property (other than in connection with a Change of Control Event), or dissolve, liquidate, or wind up its affairs (each, a “Dissolution Event”), then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices or SAR Prices then in effect with respect to each Stock Option or SAR shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company’s Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

ARTICLE 15.     ADDITIONAL AUTHORITY OF COMMITTEE

In addition to the Committee’s authority set forth elsewhere in this Plan, in order to maintain a Participant’s rights in the event of any Change of Control or Dissolution Event described under Articles 13 and 14, the Committee, as constituted before the Change of Control or Dissolution Event, is hereby authorized, and has sole discretion, as to any Incentive, either at the time the Award is made hereunder or any time thereafter, to take any one or more of the following actions:

(a) provide for the purchase of any Incentive, upon the Participant’s request, for an amount of cash equal to the amount that could have been attained upon the exercise of the Incentive or realization of the Participant’s rights in the Incentive had the Incentive been currently exercisable or payable;

(b)   adjust any outstanding Incentive as the Committee deems appropriate to reflect the Change of Control or Dissolution Event; or

(c) cause any outstanding Incentive to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after a Change of Control or successor following a Dissolution Event.

(d)   The Committee may in its discretion include other provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

ARTICLE 16.     INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER CORPORATIONS

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees of a corporation who become or are about to become Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the instruments in substitution for which they are granted.

ARTICLE 17.     MISCELLANEOUS PROVISIONS

17.1        Code Section 409A.    Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under the Plan would result in the imposition of an applicable tax under Section 409A of the Internal Revenue Code of 1986, as amended and related regulations and Treasury pronouncements (“Code Section 409A”), that Plan provision or Award may be reformed to avoid imposition of the applicable tax and no action taken to comply with Code Section 409A shall be deemed to adversely affect the Participant’s rights to an Award. This Plan is intended to comply, and shall be administered consistently in all respects, with Code Section 409A, and the regulations and additional guidance promulgated thereunder to the extent applicable. Accordingly, the Company shall have the authority to take any action, or refrain from taking any action, with respect to this Plan or any Award hereunder that is reasonably necessary to ensure compliance with Code Section 409A (provided that the Company shall choose the action that best preserves the value of payments and benefits provided to Participant that is consistent with Code Section 409A); this Plan shall be interpreted in a manner that is consistent with Code Section 409A. In furtherance, but not in limitation of the foregoing:

(a) in no event may a Participant designate, directly or indirectly, the calendar year of any payment to be made hereunder;

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(b)   to the extent the Participant is a “specified employee” within the meaning of Code Section 409A, payments, if any, that constitute a “deferral of compensation” under Code Section 409A and that would otherwise become due during the first six months following Participant’s termination of employment shall be delayed and all such delayed payments shall be paid in full in the seventh month after such termination date, provided that the above delay shall not apply to any payment that is excepted from coverage by Code Section 409A, such as a payment covered by the short-term deferral exception described in Treasury Regulations Section 1.409A-1(b)(4).

17.2        Investment Intent.    The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

17.3        No Right to Continued Employment.    Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

17.4        Indemnification.    No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the fullest extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

17.5        Effect of the Plan.    Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

17.6        Employees Based Outside of the United States.    Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have an Employee, Non-Employee Director, or Third Party Service Provider, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)   Determine which Employees , Non-Employee Directors, and/or Third Part Service Providers outside the United States are eligible to participate in this Plan;

(c) Modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws;

(d)   Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

17.7        Compliance with Laws and Regulations.    Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (an “Exchange”) (including without limitation Section 16 of the Securities Exchange Act of 1934), and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock hereunder, shall be subject to all applicable federal and state laws, rules and regulations, and the rules and regulations of any Exchange, and to such approvals by any government, regulatory agency or Exchange as may be required, and the grant or making of any Award shall be conditional and shall be granted or awarded subject to acceptance of the Shares deliverable pursuant to the Award for listing on the NYSE.

17.8        Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or

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deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

17.9        Tax Requirements, Withholding.    The Company or any Affiliate is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes with respect to an Award, its exercise, the lapse of restrictions thereon, payment or transfer under an Award or under the Plan, and to take any other action necessary in the opinion of the Company to satisfy all obligations for the payment of the taxes. Notwithstanding the foregoing, in the event of an assignment of a Non-qualified Stock Option or SAR, the Participant who assigns the Non-qualified Stock Option or SAR shall remain subject to withholding taxes upon exercise of the Non-qualified Stock Option or SAR by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Such payments shall be required to be made prior to the delivery of any shares of Common Stock. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the Participant (which may be effected by the actual delivery of shares of Common Stock by the Participant or by the Company’s withholding a number of shares of Common Stock to be issued upon the exercise of a Stock Option or an SAR, if applicable), which shares of Common Stock have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

17.10      No Representations or Warranties Regarding Tax Effect.    Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board and the Committee make no representation or warranty with respect to the tax treatment under any federal, state, local or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

17.11      Assignability.    (a) Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 17.11 that is not required for compliance with Section 422 of the Code.

(b)        The Committee may, in its discretion, authorize all or a portion of a Non-qualified Stock Option or SAR to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (a) there shall be no consideration for any such transfer, (b) the Award Agreement pursuant to which such Non-qualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (c) subsequent transfers of transferred Non-qualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Following transfer, any such Non-qualified Stock Option or SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 9, 10, 12, 14 and 16 hereof the term “Participant” shall be deemed to include the transferee. The events for termination of service described in Section 8.1 shall continue to be applied with respect to the original Participant, following which the Non-qualified Stock Options and SARs shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Non-qualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Non-qualified Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Non-qualified Stock Option or SAR that has been transferred by a Participant under this Section 17.11.

17.12      No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or any fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or any other Person, on the other hand. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

17.13      Governing Law.    The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable federal law.

2020 PROXY STATEMENT	A-15

17.14      Successors and Assigns.    The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, expressly to assume and agree to perform the Company’s obligations under this Plan in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. As used herein, the “Company” shall mean the Company as herein before defined and any aforesaid successor to its business and/or assets.

17.15      No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

A-16

VALERO ENERGY CORPORATION ONE VALERO WAY SAN ANTONIO, TEXAS 78249	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/29/2020 for shares held directly and by 11:59 P.M. ET on 04/27/2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/29/2020 for shares held directly and by 11:59 P.M. ET on 04/27/2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote “FOR” the following action:

1.	Elect directors to serve until the 2021 Annual Meeting of Stockholders.
	Nominees	For	Against	Abstain			For	Against	Abstain
1A.	H. Paulett Eberhart	☐	☐	☐	1K.	Rayford Wilkins, Jr.	☐	☐	☐
1B.	Joseph W. Gorder	☐	☐	☐	The Board of Directors recommends you vote “FOR” proposals 2, 3 and 4.		For	Against	Abstain

1C.	Kimberly S. Greene	☐	☐	☐	2.	Ratify the appointment of KPMG LLP as Valero’s independent registered public accounting firm for 2020.	☐	☐	☐
1D.	Deborah P. Majoras	☐	☐	☐
1E.	Eric D. Mullins	☐	☐	☐	3.	Approve, by non-binding vote, the 2019 compensation of our named executive officers.	☐	☐	☐

1F.	Donald L. Nickles	☐	☐	☐	4.	Approve 2020 Omnibus Stock Incentive Plan.	☐	☐	☐

1G.	Philip J. Pfeiffer	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
1H.	Robert A. Profusek	☐	☐	☐
1I.	Stephen M. Waters	☐	☐	☐
1J.	Randall J. Weisenburger	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date					Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

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VALERO ENERGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

April 30, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby revoke(s) all previous proxies and appoint(s) Joseph W. Gorder, Jason W. Fraser and J. Stephen Gilbert, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Valero Energy Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, April 30, 2020 at 10:00 a.m., Central Time, at the Valero Energy Corporation offices located at One Valero Way, San Antonio, TX 78249, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES FOR DIRECTOR, AND “FOR” PROPOSALS 2, 3 AND 4. IF ANY OTHER MATTERS ARE VOTED ON AT THE MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES ON SUCH MATTERS IN THEIR SOLE DISCRETION.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE THE SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

Continued and to be signed on reverse side